EXHIBIT 10.1

 EXECUTION COPY

SEQUOIA RESIDENTIAL FUNDING, INC.

Depositor

 WELLS FARGO BANK, N.A.

 Master Servicer and Securities Administrator

and

CHRISTIANA TRUST, A DIVISION OF

WILMINGTON SAVINGS FUND SOCIETY, FSB

 Trustee

POOLING AND SERVICING AGREEMENT

dated as of September 1, 2012

SEQUOIA MORTGAGE TRUST 2012-4

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ATTACHMENTS

Exhibit A	Forms of Certificates
Exhibit B	Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C	Residual Certificate Transfer Affidavit (Transferor)
Exhibit D	Form of Custodial Agreement
Exhibit E-1	Form of Rule 144A Transfer Certificate
Exhibit E-2	Form of Purchaser’s Letter for Qualified Institutional Buyer
Exhibit F	Form of Purchaser’s Letter for Institutional Accredited Investor
Exhibit G	Form of ERISA Transfer Affidavit
Exhibit H-1	List of Purchase Agreements
Exhibit H-2	List of Servicing Agreements
Exhibit I	Additional Disclosure Notification
Exhibit J	Back-Up Certificate to Form 10-K Certificate
Exhibit K	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit L	Additional Form 10-D Disclosure
Exhibit M	Additional Form 10-K Disclosure
Exhibit N	Additional Form 8-K Disclosure
Exhibit O	Form of Certification for NRSROs and Depositor

Schedule A	Mortgage Loan Schedule

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This POOLING AND SERVICING AGREEMENT, dated as of September 1, 2012 (the “Agreement”), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the “Depositor”), CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund.  All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement, each Purchase Agreement, each Servicing Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor, the Master Servicer, the Securities Administrator and the Trustee are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee, at the direction of the Securities Administrator, shall elect that the Trust Fund be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC” and the “Upper-Tier REMIC,” respectively). Each Certificate, other than the Class R Certificate and the Class LT-R Certificate, is hereby designated as a regular interest in the Upper-Tier REMIC, as described herein. The Class R Certificate represents and is hereby designated as the sole class of residual interest in the Upper-Tier REMIC.

The Class LT-R Certificate evidences ownership of the sole class of residual interest in the Lower-Tier REMIC (the “LT-R Interest”). The Lower-Tier REMIC shall hold as its assets all property of the Trust Fund, other than the interests in any REMIC formed hereby. Each Lower-Tier Interest other than the LT-R Interest shall be uncertificated and is hereby designated as a regular interest in the Lower-Tier REMIC and the LT-R Interest is hereby designated as the sole Class of residual interest in the Lower-Tier REMIC.

The Upper-Tier REMIC shall hold as its assets all of the Lower-Tier Interests other than the LT-R Interest.

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The Lower-Tier REMIC Interests

The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier Interests:

Lower-Tier REMIC Interest Designation	Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
LT-A	(1)	(2)	A-1, A-2, A-3, A-IO1, A-IO2, A-IO3
LT-B1	(1)	(2)	B-1
LT-B2	(1)	(2)	B-2
LT-B3	(1)	(2)	B-3
LT-B4	(1)	(2)	B-4
LT-B5	(1)	(2)	B-5
LT-R	(3)	(3)	N/A

(1)       The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest shall be a per annum rate equal to the Net WAC Rate for such Distribution Date.

(2)       This interest shall have an initial class principal amount equal to the aggregate Initial Class Principal Amount of its Corresponding Class(es) of Certificates (other than any interest-only certificates).

(3)       The LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC and does not have a principal amount or bear interest.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest with respect to the Lower-Tier Interests based on the interest rates described above. On each Distribution Date, Interest Shortfalls shall be allocated to each Lower-Tier Interest to the same extent that such Interest Shortfalls are allocated to the related Class of Upper-Tier Interests.

On each Distribution Date, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the Lower-Tier Interests as follows:

(i)        first, to the Lower-Tier Interest LT-A, until its Class Principal Amount equals the aggregate Class Principal Amount of the Class A-1, Class A-2 and Class A-3 Certificates immediately after taking account of the distributions to such Classes of Certificates pursuant to Section 5.02;

(ii)     second, to the LT-B1 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iii)     third, to the LT-B2 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-2 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

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(iv)        fourth, to the LT-B3 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-3 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(v)        fifth, to the LT-B4 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-4 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(vi)       sixth, to the LT-B5 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-5 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02; and

(ix)        finally, to the LT-R Interest, any remaining amounts.

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder. The Class A-1, Class A-2, Class A-3, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates represent regular interests in the Upper-Tier REMIC; the Class R Certificate represents the sole class of residual interest in the Upper-Tier REMIC; and the Class LT-R Certificate represents the sole class of residual interest in the Lower-Tier REMIC and does not represent an interest in the Upper Tier REMIC.

Class Designation	Certificate Interest Rate	Initial Class Principal Amount or Class Notional Amount	Minimum Denominations or Percentage Interest
Class A-1	(1)	$100,000,000	$100,000
Class A-2	(2)	$100,000,000	$100,000
Class A-3	(3)	$90,357,000	$100,000
Class A-IO1	(4)	(5)	100%
Class A-IO2	(6)	(7)	$1,000,000
Class A-IO3	(8)	(9)	$1,000,000
Class B-1	Net WAC Rate	$9,709,000	$100,000
Class B-2	Net WAC Rate	$5,482,000	$100,000
Class B-3	Net WAC Rate	$2,819,000	$100,000
Class B-4	Net WAC Rate	$1,566,000	$100,000
Class B-5	Net WAC Rate	$3,292,625	$100,000
Class R	Net WAC Rate	(10)	100%

(1)	The Certificate Interest Rate of the Class A-1 Certificates will be an annual rate equal to the lesser of (a) 3.500% and (b) the Net WAC Rate for such Distribution Date.
(2)	The Certificate Interest Rate of the Class A-2 Certificates will be an annual rate equal to the lesser of (a) 3.000% and (b) the excess, if any, of the Net WAC Rate over 0.500% (i.e., the Certificate Interest Rate of the Class A-IO2 Certificates for such Distribution Date).
(3)	The Certificate Interest Rate of the Class A-3 Certificates will be an annual rate equal to the lesser of (a) 2.069% and (b) the excess, if any, of the Net WAC Rate over 1.431% (i.e., the Certificate Interest Rate of the Class A-IO3 Certificates for such Distribution Date).
(4)	The Certificate Interest Rate of the Class A-IO1 Certificates will be an annual rate equal to the excess, if any, of the Net WAC Rate over 3.500%.
(5)	The Class A-IO1 Certificates are interest only Certificates and for any Distribution Date the Class Notional Amount of the Class A-IO1 Certificates is equal to the aggregate Class

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Principal Amount of the Class A-1, Class A-2 and Class A-3 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class A-IO1 Certificates is $290,357,000.
(6)	The Certificate Interest Rate of the Class A-IO2 Certificates will be an annual rate equal to 0.500%.
(7)	The Class A-IO2 Certificates are interest only Certificates and for any Distribution Date the Class Notional Amount of the Class A-IO2 Certificates is equal to the Class Principal Amount of the Class A-2 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class A-IO2 Certificates is $100,000,000.
(8)	The Certificate Interest Rate of the Class A-IO3 Certificates will be an annual rate equal to 1.431%.
(9)	The Class A-IO3 Certificates are interest only Certificates and for any Distribution Date the Class Notional Amount of the Class A-IO3 Certificates is equal to the Class Principal Amount of the Class A-3 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class A-IO3 Certificates is $90,357,000.
(10)	Amounts allocated to the Class LT-R Certificate pursuant to Sections 5.02(a)(xiii) and 5.02(d) shall be excluded from the Available Distribution Amount for the Upper-Tier REMIC.

As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $313,225,625.72.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01                  Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

10-K Filing Deadline:  As defined in Section 6.21(b)(i) hereof.

Accepted Master Servicing Practices:  With respect to any Mortgage Loan, those mortgage master servicing practices of prudent mortgage master servicing institutions which master service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accountant:  A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation:  As defined in Section 6.24.

Accrual Period:  With respect to any Distribution Date and for each Class of Certificates, the calendar month preceding the month in which the Distribution Date occurs.  Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

Acknowledgements:  The Assignment of Representations and Warranties Agreements and the Assignment, Assumption and Recognition Agreements, each dated September 21, 2012, assigning rights under the Purchase Agreements and the Servicing Agreements, respectively, from the Seller to the

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Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders, acknowledged by the Master Servicer, and providing certain rights to the Controlling Holder.

Additional Form 10-D Disclosure:  As defined in Section 6.21(a)(i).

Additional Form 10-K Disclosure:  As defined in Section 6.21(b)(i).

Additional Servicer: Each affiliate of a Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor or a Servicer, who services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans annually at the commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to be delivered). For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

Advance:  The payments required to be made by the Master Servicer or the applicable Servicer (other than Cenlar FSB) or the Servicing Administrator with respect to any Distribution Date pursuant to this Agreement or the Servicing Agreements, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and the applicable Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer, the applicable Servicer (other than Cenlar FSB) or the Servicing Administrator have determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event:  Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

 Aggregate Expense Rate:  The sum of the Master Servicing Fee Rate and the applicable Servicing Fee Rate.

Aggregate Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans that were outstanding as of the most recent Due Date.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

Applicable Credit Support Percentage:  As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Subordination Percentage of such Class and the aggregate of the Class Subordination Percentages of all other Classes (if any) of Subordinate Certificates having lower payment priorities than such Class.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be the lesser of:  (i) the value (or the Reconciled Market Value if more than one

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appraisal is received) thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinancing Mortgage Loan, such value (or the Reconciled Market Value if more than one appraisal is received) of the Mortgaged Property is based solely upon the value determined by an appraisal or appraisals made for the originator of such Refinancing Mortgage Loan at the time of origination of such Refinancing Mortgage Loan by a Qualified Appraiser.

Appraiser Independence Requirements: The Appraiser Independence Requirements effective as of October 15, 2010, as amended and in effect from time to time.

Assessment of Compliance:  As defined in Section 6.23(a).

Authenticating Agent:  Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter  “Authenticating Agent” shall mean any such successor.  The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

Authorized Officer:  Any Person who may execute an Officer’s Certificate on behalf of the Depositor or the Servicing Administrator, as applicable.

Available Distribution Amount:  With respect to any Distribution Date, the sum of the following amounts: (i) all scheduled payments of interest (net of the Servicing Fees, the Servicing Administrator Fee and the Master Servicing Fee) and principal due during the related Due Period, together with any Advances in respect thereof; (ii) Insurance Proceeds received during the related Prepayment Period; (iii) Liquidation Proceeds received during the related Prepayment Period (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any); (iv) Subsequent Recoveries received during the related Prepayment Period; (v) all Principal Prepayments, together with any accrued interest thereon, identified as having been received on the Mortgage Loans during the related Prepayment Period, plus any amounts received from the Servicers (other than Cenlar FSB), the Servicing Administrator or the Master Servicer in respect of Prepayment Interest Shortfalls on such Mortgage Loans; (vi) amounts received with respect to such Distribution Date as the Substitution Amount and the Repurchase Price in respect of a Deleted Mortgage Loan or a Mortgage Loan purchased by an Originator or the Seller as of such Distribution Date as a result of a breach of a representation or warranty; and (vii) the Clean-up Call Price paid by the Master Servicer to purchase the Mortgage Loans and terminate the Trust Fund, if applicable; minus

(A) amounts applied to reimburse Advances and Servicing Advances previously made and other amounts as to which the Servicers (other than Cenlar FSB) and the Servicing Administrator are entitled to be reimbursed pursuant to the Servicing Agreements; (B) amounts applied to reimburse Advances and Servicing Advances previously made as to which the Master Servicer is entitled to be reimbursed pursuant to this Agreement; and (C) the sum of all related fees, charges and other costs, including indemnification amounts and costs of arbitration (other than the Master Servicing Fee and amounts required to be paid by the Master Servicer from the Master Servicing Fee) payable or reimbursable to the Master Servicer, the Securities Administrator and the Trustee from the Trust Fund under this Agreement and the Custodian under the Custodial Agreement, subject to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter) to be paid to such parties collectively, in the order claims for payment of such amounts are received by the Securities Administrator; provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that year, would exceed $300,000, then only a portion of such claim will be paid that will make the total amount paid during that year equal to $300,000 and the excess remaining unpaid, together with any additional claims received during that year, will be deferred until the following anniversary year and if the total amount of such deferred claims exceeds $300,000 then payment in such following anniversary year (and each subsequent anniversary year as may be needed until such deferred claims are paid in full) shall be apportioned among the Master Servicer, the

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Securities Administrator, the Custodian and the Trustee, in proportion to the aggregate amount of deferred claims submitted by such entity as of the last day of the prior year; provided that, in no event will the aggregate amount reimbursable to the Trustee exceed $100,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter).

Back-Up Certificate:  As defined in Section 6.21(e).

Bankruptcy:  As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code:  The United States Bankruptcy Code, as amended.

Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the Certificate Registrar, the Depositor and the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates:  Class A-1, Class A-2, Class A-3, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3.

Book-Entry Termination:  As defined in Section 3.09(c).

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banking institutions in the States of California, Delaware, Maryland, Minnesota, Missouri or New York are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Certificate:  Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Interest Rate:  With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement to this Agreement.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount:  With respect to any Certificate (other than the Class A-IO1, Class A-IO2, Class A-IO3, Class R and Class LT-R Certificates) and any Distribution Date, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) the principal portion of all

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Realized Losses previously allocated to such Certificate; and (iii) any Certificate Writedown Amount previously allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has been applied will be increased sequentially, in order of seniority, by an amount equal to the lesser of (A) the principal portion of any Certificate Writedown Amount or Realized Loss amount previously allocated to that Certificate to the extent not previously recovered and (B) the principal portion of any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement; and provided further that on any Distribution Date on which the Aggregate Stated Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Amount, such excess (including any excess attributable to the allocation of Principal Forbearance Amounts) will be allocated to increase the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has previously been allocated, sequentially in order of seniority, up to the principal amount of such Certificate Writedown Amount or Realized Loss to the extent not previously recovered. The Class A-IO1, Class A-IO2, Class A-IO3, Class R and Class LT-R Certificates are issued without Certificate Principal Amounts.

Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 3.02.  The Securities Administrator will act as the initial Certificate Registrar.

Certificate Writedown Amount:  The amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Class A-IO1, Class A-IO2, Class A-IO3, Class R and Class LT-R Certificates) on any Distribution Date (after giving effect to distributions of principal and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date.

Certificateholder:  The meaning provided in the definition of “Holder.”

Certification:  As defined in the Custodial Agreement.

Civil Relief Act:  The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

Class:  Collectively, Certificates bearing the same class designation.  In the case of the Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.

Class LT-R Certificate:  The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the LT-R Interest.

Class R Certificate:  The Class R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the sole residual interest in the Upper-Tier REMIC.

Class Notional Amount:  With respect to the Interest-Only Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement to this Agreement.

Class Principal Amount: With respect to each Class of Certificates (other than the Class A-IO1, Class A-IO2, Class A-IO3, Class R and Class LT-R Certificates), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to any Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Lower-Tier REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses or Certificate Writedown Amounts allocated to such Lower-Tier Interest at the date of determination.

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Class Subordination Percentage:  With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on that Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates (other than the Class A-IO1, Class A-IO2, Class A-IO3, Class R and Class LT-R Certificates) prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on that Distribution Date.

Clean-up Call:  The optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund on any date on which the Aggregate Stated Principal Balance is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, in accordance with Section 7.01(d) of this Agreement.

Clean-up Call Price:  The price paid by the Master Servicer pursuant to Section 7.01(d) of this Agreement, which is equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans plus accrued interest thereon, to, but not including, the first day of the month in which the Clean-up Call Price is to be distributed and (ii) the fair market value of any REO Property; provided, however, that such purchase price may be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under this Agreement as a REMIC.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  September 21, 2012.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Commission:  U.S. Securities and Exchange Commission.

Controlling Holder:  At any time, the Holder of the majority of the Class Principal Amount of the Class B-5 Certificates or, if the Class Principal Amount of the Class B-5 Certificates has been reduced to zero, the holder of the majority of the Class Principal Amount of the Class B-4 Certificates. If the Class Principal Amount of the Class B-4 Certificates has been reduced to zero, then no entity will have any rights under this Agreement as a Controlling Holder. Neither the Depositor nor the Seller shall be a Controlling Holder.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

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Cooperative Shares:  Shares issued by a Cooperative Corporation.

Corporate Trust Office:  With respect to the Trustee, the corporate trust office of the Trustee located at 500 Delaware Avenue, 11th Floor, Wilmington, Delaware, 19801, Attention: Corporate Trust, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services Sequoia Mortgage Trust 2012-4.

Corresponding Class of Certificates:  With respect to each Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Interest, as described in the Preliminary Statement to this Agreement.

Current Interest:  With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount, as applicable, of such Class prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts prior to such Distribution Date.

Custodial Accounts:  Each Custodial Account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Servicing Agreement with respect to the Mortgage Loans.

Custodial Agreement:  The Custodial Agreement, dated as of September 1, 2012, among the Depositor, the Seller, the Trustee, Wells Fargo Bank, N.A., as Custodian and Wells Fargo Bank, N.A., as Master Servicer, as amended from time to time.  A copy of the Custodial Agreement is attached hereto as Exhibit D.

Custodian:  A Person who is at any time appointed by the Trustee as a custodian of all or a portion of the Mortgage Documents and the Trustee Mortgage Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents and Trustee Mortgage Files.  The initial Custodian is Wells Fargo Bank, N.A.

Cut-off Date:  September 1, 2012.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan:  The meaning specified in Section 2.04.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form, which shall initially be the Class B-4, Class B-5, Class LT-R and Class R Certificates.

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Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with a Purchase Agreement or Servicing Agreement.

Delinquent:  Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the Mortgage Bankers Association method of calculating delinquency.

Demand: As defined in Section 4.04(a).

Depositor:  Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.

Determination Date:  With respect to each Distribution Date, the 16th day of the month in which such Distribution Date occurs, or, if such 16th day is not a Business Day, the next succeeding Business Day; provided, however, that with respect to a Servicer and such Servicer's Advance obligations pursuant to the related Servicing Agreement, the Determination Date is the date set forth in the related Servicing Agreement.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account:  The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in October 2012.

Distribution Date Statement:  As defined in Section 4.02.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Servicing Agreement, exclusive of any days of grace.

Due Period:  As to any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs, and ending on the first day of the calendar month in which such Distribution Date occurs.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Paying Agent.  If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments:  At any time, any one or more of the following obligations and securities:

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(i)       direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)       (a)       demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)        repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)        securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)       commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by each Rating Agency at the time of such investment; and

(vi)       any money market funds rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, including any such fund managed or advised by the Trustee or any of its Affiliates;

provided, however, that no instrument or security shall be a Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  The Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates that have not been the subject of an ERISA-Qualifying Underwriting, the Class B-4, Class B-5, Class R and Class LT-R Certificates and any Class A-1, Class A-2, Class A-3, Class A-IO2 or Class A-IO3 Certificate

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(or Class A-IO1, Class B-1, Class B-2 or Class B-3 Certificate that has been underwritten) that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

Escrow Account:  As defined in Section 1.01 of each Servicing Agreement.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.14.

Exception Report:  As defined in the Custodial Agreement.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fannie Mae:  Fannie Mae or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Fitch:  Fitch, Inc., or any successor in interest.

Form 8-K Disclosure Information:  As defined in Section 6.21(c)(i).

Freddie Mac:  Freddie Mac, or any successor thereto.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Trustee, the Master Servicer, the Securities Administrator or either Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to take such action or effect such consent has been obtained, and, in determining whether the Trustee shall be protected in taking such action or in relying upon such consent, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded.  The Trustee, the Certificate Registrar and the Securities Administrator may request and conclusively rely on certifications by the Master Servicer, the Securities Administrator or either Servicer in determining whether any Certificates are registered to an Affiliate of the Master Servicer, the Securities Administrator or either Servicer.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Insurance Policy:  With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

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Insurance Proceeds:  Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount:  For each Class of Certificates on any Distribution Date, the Current Interest for such Class as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls, which shall be allocated to each Class on a pro rata basis based on the amount of Current Interest payable to each such Class.

Interest-Only Certificates:  The Class A-IO1, Class A-IO2 and Class A-IO3 Certificates.

Interest Shortfall:  As to any Class of Certificates and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds (ii) amounts distributed in respect of interest to such Class on prior Distribution Dates.

Item 1123 Certificate:  As defined in Section 6.22.

KBRA:  Kroll Bond Rating Agency, Inc., or any successor in interest.

Latest Possible Maturity Date:  The Distribution Date occurring in September 2042.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) as to which, prior to the close of business on the Business Day immediately preceding the Due Date, the applicable Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Liquidation Proceeds:  All cash amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other net proceeds received in connection with the disposition of an REO Property.

Loan-To-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest:  Any one of the interests in the Lower-Tier REMIC as described in the Preliminary Statement to this Agreement.

Lower-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

LT-R Interest:  The residual interest in the Lower-Tier REMIC, as described in the Preliminary Statement to this Agreement.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

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Master Servicer Compensating Interest Payment:  As to any Distribution Date and the Master Servicer, the lesser of (1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfalls for such date (to the extent such Prepayment Interest Shortfalls are required to be paid but are not actually paid by the Servicers (other than Cenlar FSB) or the Servicing Administrator as a Servicer Compensating Interest Payment).

Master Servicing Fee:  With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

Master Servicing Fee Rate:  0.03% per annum.

Master Servicing Transfer Costs:  All reasonable costs and expenses incurred by the Trustee in connection with the appointment of a successor master servicer and the transfer of master servicing from a predecessor master servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor master servicer, the documentation of the assumption of master servicing by the successor master servicer, the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or the successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or other successor master servicer to master service the Mortgage Loans properly and effectively.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents:  With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

Mortgage Loan:  A Mortgage and the related Mortgage Note or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Qualified Substitute Mortgage Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Purchase and Sale Agreement:  The mortgage loan purchase and sale agreement, dated as of September 21, 2012, between the Seller and the Depositor.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicers from time to time to reflect the addition of Qualified Substitute Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgaged Property:  The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate:  As to any Mortgage Loan and any Distribution Date, the annual rate of interest borne by the related Mortgage Note as of the related Due Date, taking into account any Servicing Modification or other amendments to the Mortgage Note.

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Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicing Advances, related Servicing Fees, Servicing Administrator Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate:  With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate.

Net Prepayment Interest Shortfall:  With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for the related Due Period exceeds the amount of Master Servicer Compensating Interest Payment paid by the Master Servicer and Servicer Compensating Interest Payment paid by the applicable Servicer (other than Cenlar FSB) and/or the Servicing Administrator in respect of such shortfall for such Due Period.

Net WAC Rate:  With respect to (any Distribution Date, the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Due Period, weighted on the basis of their Stated Principal Balances.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder:  As defined in Section 3.03(f).

Nonrecoverable Advance:  Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer, a Servicer (other than Cenlar FSB) and/or the Servicing Administrator (as certified in an Officer’s Certificate of the Master Servicer, a Servicer (other than Cenlar FSB) and/or the Servicing Administrator, as applicable), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Non-Upper-Tier REMIC:  As defined in Section 10.01(d).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Notional Amount:  With respect to an Interest-Only Certificate and any Distribution Date, such Certificate’s Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

NRSRO:  Any nationally recognized statistical rating organization for purposes of Rule 17g-5 under the Exchange Act.

NRSRO Certification:  A certification in the form of Exhibit O hereto.

Officer’s Certificate:  (a) With respect to the Depositor, a certificate signed by two Authorized Officers of the Depositor, (b) with respect to the Master Servicer or the Securities Administrator, a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, (c) with respect to a Servicer, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President,

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a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or any other duly authorized officers or agents of a Servicer and (d) with respect to the Servicing Administrator, a certificate signed by an Authorized Officer of the Servicing Administrator, and in each case delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA or the taxation, or the federal income tax status, of each REMIC.

Original Applicable Credit Support Percentage:  With respect to each Class of Subordinate Certificates, the related Applicable Credit Support Percentage as of the Closing Date, which shall be equal to the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	7.30%
Class B-2	4.20%
Class B-3	2.45%
Class B-4	1.55%
Class B-5	1.05%

Original Subordinate Class Principal Amount:  The aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates as of the Closing Date.

Originator:  Each of American Pacific Mortgage Corporation, Benchmark Bank, Cole Taylor Bank, Colonial Savings, F.A., Cornerstone Mortgage Company, Embrace Home Loans, Inc., Evergreen Moneysource Mortgage Company dba Evergreen Home Loans, First Choice Loan Services, Inc., First Republic Bank, Flagstar Capital Markets Corporation, Franklin American Mortgage Company, Fremont Bank, Fulton Bank, National Association, GuardHill Financial Corporation, Guild Mortgage Company, The Huntington National Bank, Megastar Financial Corporation, Monarch Bank, PHH Mortgage Corporation, Plaza Home Mortgage, Incorporated, PrimeLending, a PlainsCapital Company, Provident Savings Bank, Simonich Corporation, dba Bank of Commerce Mortgage, Sterling Savings Bank, Stifel Bank and Trust, Umpqua Bank, United Shore Financial Services, LLC and Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A., each as seller under the related Purchase Agreement, and any successor thereto.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.  The initial Paying Agent shall be the Securities Administrator under this Agreement.

Percentage Interest:  With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate, other than an Interest-Only Certificate, if applicable, or the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to each of the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.  With respect to an Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

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Plan:  An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include “plan assets” of such plan or arrangement under the Plan Asset Regulations by reason of their investment in the entity.

Plan Asset Regulations:  The U.S. Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Prepayment Interest Shortfall:  With respect to a Mortgage Loan and any Distribution Date, the amount by which interest paid by the related Mortgagor in connection with a Principal Prepayment on the Mortgage Loan is less than one month’s interest at the related Mortgage Rate on the Stated Principal Balance of that Mortgage Loan as of the preceding Distribution Date.

Prepayment Period:  With respect to each Mortgage Loan serviced by Cenlar FSB and (i) each Distribution Date other than the first Distribution Date, the period commencing on the 15th day of the month preceding the month in which the Distribution Date occurs through the 14th day of the month in which the Distribution Date occurs and (ii) the first Distribution Date, the period commencing September 1, 2012 through October 14, 2012. With respect to each Mortgage Loan serviced by First Republic Bank and any Distribution Date, the calendar month preceding the month in which the Distribution Date occurs. With respect to each Mortgage Loan serviced by PHH Mortgage Corporation and any Distribution Date, the period commencing on the 2nd day of the month preceding the month in which the Distribution Date occurs through the 1st day of the month in which the Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Distribution Amount:  With respect to any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment (before taking into account any Deficient Valuations or Debt Service Reductions) due on the related Due Date, whether or not received, (b) the principal portion of each Principal Prepayment made by a Mortgagor during the related Prepayment Period; (c) the principal portion of each other unscheduled collection, including any Subsequent Recoveries, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period) received during the related Prepayment Period; (d) that portion of the Repurchase Price representing principal of any Mortgage Loans repurchased by an Originator or the Seller in accordance with a Purchase Agreement or by the Seller in accordance with Section 2.04 herein, in each case to the extent received during the related Prepayment Period; (e) the principal portion of any related Substitution Amount received during the related Prepayment Period; and (f) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Clean-up Call Price in respect of principal.

Principal Forbearance Amount:  With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan, if any, that has been deferred and that does not accrue interest.

Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease:  With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

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Prospectus:  The prospectus supplement dated September 20, 2012 and the accompanying prospectus dated September 13, 2012, relating to the Class A-1, Class A-2, Class A-3, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, together with any supplement thereto.

Purchase Agreement: Each agreement listed on Exhibit H-1, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Qualified Appraiser:  With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac (including but not limited to the Appraiser Independence Requirements) and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Substitute Mortgage Loan:  A mortgage loan substituted by an Originator or the Seller, as applicable, for a Deleted Mortgage Loan in accordance with the applicable Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, which must, on the date of such substitution, (a) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall will be paid by the Originator or the Seller, as applicable, and distributed to Trust Fund in the month of substitution), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Deleted Mortgage Loan, (c) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan and (e) comply as of the date of substitution with each representation and warranty relating to the Mortgage Loans set forth in the applicable Purchase Agreement.

Rating Agency:  Each of Fitch, KBRA and Moody’s; provided, however, that references to a “Rating Agency” as used in the definition of “Eligible Account” and “Eligible Investments” shall not include KBRA unless KBRA rates the applicable entity or investment.

Rating Agency Information:  The notices, information, reports, certifications and oral and written statements required to be provided to each Rating Agency pursuant to this Agreement or Rule 17g-5 under the Exchange Act.

Realized Loss:  (a) With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan plus accrued interest) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid by the borrower to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds received during the month in which such liquidation occurred, to the extent not previously applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan;

(b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation;

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(c) with respect to each Mortgage Loan that has been the subject of a Servicing Modification, any principal due on the Mortgage Loan that has been written off by the related Servicer and any Principal Forbearance Amount; and

(d) with respect to each Class of Certificates, the amount by which the Class Principal Amount is reduced as a result of clauses (a), (b) or (c) above.

Reconciled Market Value:  The estimated market value of a Mortgaged Property or REO Property as reasonably determined by the applicable Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with such Servicer's customary servicing procedures.

Record Date:  For the first Distribution Date, the Closing Date. As to any other Distribution Date, the last Business Day of the month preceding the month of such Distribution Date.

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  The Servicing Criteria applicable to each party, as set forth on an exhibit to each Servicing Agreement and Exhibit K hereto.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator or any Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act Shortfalls:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement to this Agreement.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Reportable Event:  As defined in Section 6.21(c)(i).

Reporting Servicer:  As defined in Section 6.21(b)(i).

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Repurchase Price: With respect to any Mortgage Loan and the applicable Originator, the “Repurchase Price” as defined in the applicable Purchase Agreement or Servicing Agreement or in the case of the Seller, the “Repurchase Price” as defined in the Mortgage Loan Purchase and Sale Agreement.

Residual Certificate:  The Class LT-R Certificates and the Class R Certificates.

Responsible Officer:  With respect to any party, any officer in the corporate trust, servicing or master servicing department or similar group of such party with direct responsibility for the administration of this Agreement and also, with respect to a particular matter related to this transaction, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificate: Any Class B-4, Class B-5, Class R or Class LT-R Certificate.

Rule 15Ga-1 Information: As defined in Section 4.04(a).

Rule 17g-5 Information Provider: The Securities Administrator.

Rule 17g-5 Website:  The website maintained by the Securities Administrator pursuant to Section 4.03.

S&P:  Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor in interest.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreements, shall give effect to any related Debt Service Reduction, any Deficient Valuation and any Servicing Modification that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

Seller:  Redwood Residential Acquisition Corporation, a Delaware corporation.

Senior Certificate:  Any one of the Class A-1, Class A-2, Class A-3, Class A-IO1, Class A-IO2 and Class A-IO3 Certificates, as applicable.

Senior Percentage:  With respect to each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Class A-1, Class A-2 and Class A-3 Certificates prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans as of the preceding Distribution Date.

Senior Prepayment Percentage:  With respect to any Distribution Date occurring before the Distribution Date in October 2017, 100%.  Except as provided herein, the Senior Prepayment Percentage for any Distribution Date occurring in or after October 2017 shall be as follows:

(i) in or after October 2017 to and including September 2018, the Senior Percentage plus 70% of the Subordinate Percentage for that Distribution Date;

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(ii) in or after October 2018 to and including September 2019, the Senior Percentage plus 60% of the Subordinate Percentage for that Distribution Date;

(iii) in or after October 2019 to and including September 2020, the Senior Percentage plus 40% of the Subordinate Percentage for that Distribution Date;

(iv) in or after October 2020 to and including September 2021, the Senior Percentage plus 20% of the Subordinate Percentage for that Distribution Date; and

(v) in or after October 2021, the Senior Percentage for that Distribution Date;

provided, however, that there shall be no reduction in the Senior Prepayment Percentage (other than as a result of a reduction of the Senior Percentage) on any Distribution Date unless the Step-Down Test is satisfied; and provided, further, that if on any such Distribution Date on or after the Distribution Date in October 2017, the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

If on any Distribution Date the allocation to the Class A-1, Class A-2 and Class A-3 Certificates of Principal Prepayments and other amounts in the percentage required above would reduce the aggregate Class Principal Amount of the Class A-1, Class A-2 and Class A-3 Certificates to below zero, the Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce the aggregate Class Principal Amount of the Class A-1, Class A-2 and Class A-3 Certificates to zero.

Senior Principal Distribution Amount:  With respect to the Mortgage Loans and any Distribution Date, the sum of:

(1)           the Senior Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount”;

(3)           with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of:

(x)           Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

(y)           the Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan; and

(4)          any amounts described in clauses (1) through (3) above that remain unpaid with respect to the Senior Certificates from prior Distribution Dates;

provided, however, that

(A)	if on any Distribution Date the allocation to the Class A-1, Class A-2 and Class A-3 Certificates of the Senior Principal Distribution Amount would reduce the aggregate Class Principal Amount of those Certificates to below zero, the distribution to such Classes of Certificates of the Senior Principal Distribution Amount for such Distribution

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Date shall be limited to the amount necessary to reduce the aggregate Class Principal Amount of the Class A-1, Class A-2 and Class A-3 Certificates to zero;

(B)	until the aggregate Class Principal Amount of the Class A-1, Class A-2 and Class A-3 Certificates is reduced to zero, if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates is less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount for such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero; and

(C)	until the aggregate Class Principal Amount of the Class A-1, Class A-2 and Class A-3 Certificates is reduced to zero, if on any Distribution Date, the Subordinate Percentage for such Distribution Date is less than 7.30%, the Senior Principal Distribution Amount for such Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

Servicer:  Each Servicer under a Servicing Agreement.

Servicer Compensating Interest Payment:  As to any Distribution Date and any Servicer (other than Cenlar FSB) and the Servicing Administrator, the lesser of (1) the Servicing Fee for such Servicer (other than Cenlar FSB) or the aggregate of Cenlar FSB’s Servicing Fee and the Servicing Administrator Fee (in the case of the Servicing Administrator) for such date and (2) any Prepayment Interest Shortfalls with respect to any Mortgage Loans serviced by such Servicer (or in the case of the Servicing Administrator, the Mortgage Loans serviced by Cenlar FSB) for such date.

Servicer Remittance Date:  As to any Mortgage Loan serviced by Cenlar FSB, the 20th day of each calendar month or, if such 20th day is not a Business Day, the next succeeding Business Day, and as to any Mortgage Loan serviced by First Republic Bank or PHH Mortgage Corporation, the 18th day of each calendar month or, if such 18th day is not a Business Day, the next succeeding Business Day, in each case commencing in October 2012.

Servicing Administrator: Redwood Residential Acquisition Corporation, as servicing administrator under the Cenlar FSB Servicing Agreement.

Servicing Administrator Fee:  As to any Distribution Date and each Mortgage Loan serviced by Cenlar FSB, an amount equal to the difference, if positive, between the Servicing Fee with respect to such Mortgage Loan and the servicing compensation payable to Cenlar FSB under the applicable Servicing Agreement.

Servicing Advances:  As defined in the applicable Servicing Agreement.

Servicing Agreement:  Each agreement listed on Exhibit H-2, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period. The Servicing Fee payable with respect to the Mortgage

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Loans serviced by Cenlar FSB will be allocated by Cenlar FSB between the Servicing Administrator and Cenlar FSB as provided in the related Servicing Agreement.

Servicing Fee Rate:   For each Servicer, a per annum rate equal to 0.25% or such other rate as may be agreed to by the Master Servicer pursuant to Section 9.01(b) of this Agreement and the related Servicing Agreement; provided that, with respect to each Mortgage Loan serviced by First Republic Bank, the Servicing Fee Rate will be increased by the amount of any increase in the Mortgage Rate for any such Mortgage Loan pursuant to the terms of the related Mortgage Note due to the termination of an automatic debit or direct deposit account; provided further, that the Master Servicer shall have no obligation to confirm or verify any such increase in the Servicing Fee Rate for any such Mortgage Loan serviced by First Republic Bank.

Servicing Function Participant:  Any Subservicer or Subcontractor, other than each Servicer, the Servicing Administrator, the Master Servicer, the Securities Administrator or the Trustee, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans.

Servicing Modification:  Any reduction of the Mortgage Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer of such Mortgage Loan, default is reasonably foreseeable in accordance with the related Servicing Agreement.

Servicing Officer:  Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to the Servicing Agreements, as such list may from time to time be amended.

Sponsor: RWT Holdings, Inc., a Delaware corporation.

Startup Day:  The day designated as such pursuant to Section 10.01(b) hereof.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor. For the avoidance of doubt, the Stated Principal Balance of any Mortgage Loan that has been prepaid in full or has become a Liquidated Mortgage Loan during the related Prepayment Period shall be zero.

Step-Down Test:  As to any Distribution Date, the test will be satisfied if both of the following conditions are met:

First, the aggregate outstanding principal balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO Property or bankruptcy status) and all Mortgage Loans subject to a Servicing Modification within the twelve months prior to that Distribution Date, averaged over the preceding six month period, as a percentage of the aggregate Class Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50%; and

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Second, cumulative Realized Losses with respect to the Mortgage Loans plus, with respect to any Mortgage Loans that have been the subject of a Servicing Modification, any interest due on such Mortgage Loans that has been written off by the related Servicer, do not exceed (a) with respect to each Distribution Date occurring in the period from October 2017 to and including September 2018, 20% of the Original Subordinate Class Principal Amount, (b) with respect to each Distribution Date occurring in the period from October 2018 to and including September 2019, 25% of the Original Subordinate Class Principal Amount, (c) with respect to each Distribution Date occurring in the period from October 2019 to and including September 2020, 30% of the Original Subordinate Class Principal Amount, (d) with respect to each Distribution Date in the period from October 2020 to and including September 2021, 35% of the Original Subordinate Class Principal Amount and (e) with respect to the Distribution Date occurring in October 2021 and thereafter, 40% of the Original Subordinate Class Principal Amount.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer or the Securities Administrator.

Subordinate Certificate:  Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates.

Subordinate Class Percentage: As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates on such date.

Subordinate Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Percentage for such Distribution Date. The initial Subordinate Percentage is 7.30%.

Subordinate Prepayment Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for that Distribution Date.

Subordinate Principal Distribution Amount:  With respect to any Distribution Date and the Mortgage Loans, an amount equal to the sum of:

(1)           the Subordinate Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the Subordinate Prepayment Percentage of all amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount” for that Distribution Date; and

(3)           with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (3) of the definition of “Senior Principal Distribution Amount” for that Distribution Date; and

(4)           any amounts described in clauses (1) through (3) above for any previous Distribution Date that remain unpaid.

Notwithstanding the above, with respect to any Class of Subordinate Certificates (other than the Class B-1 Certificates), if on any Distribution Date the sum of the Class Subordination Percentage of such Class and the aggregate Class Subordinate Percentages of all Classes of Subordinate Certificates which have lower payment priorities than that Class is less than the Original Applicable Credit Support Percentage for that Class, no distribution of principal will be made to any such Classes on such Distribution Date. Instead, the

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Subordinate Principal Distribution Amount on that Distribution Date will be allocated among the more senior Classes of Subordinate Certificates, pro rata, based on their respective Class Principal Amounts.

Notwithstanding the above, with respect to each Class of Subordinate Certificates other than the Class B-1 Certificates, if on any Distribution Date the Class Principal Amount of that Class and the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates that have a lower payment priority than that Class is less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the portion of the Subordinate Principal Distribution Amount otherwise distributable to such Class or Classes on such Distribution Date and each succeeding Distribution Date will be allocated among the Subordinate Certificates with a higher payment priority then entitled to principal, pro rata, based on their respective Class Principal Amounts and any remaining Subordinate Principal Distribution Amount will be included in the Senior Principal Distribution Amount for such Distribution Date.

Until the aggregate Class Principal Amount of the Class A-1, Class A-2 and Class A-3 Certificates is reduced to zero, if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates is less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount on such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

In addition, until the aggregate Class Principal Amount of the Class A-1, Class A-2 and Class A-3 Certificates is reduced to zero, if on any Distribution Date the Subordinate Percentage for such Distribution Date is less than 7.30%, the Senior Principal Distribution Amount for such Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

Subsequent Recovery:  Any amount recovered by a Servicer (i) with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses relating to such Liquidated Mortgage Loan as well as any other previously Liquidated Mortgage Loans) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan or (ii) as a Principal Forbearance Amount.

Subservicer:  Any Person that (i) services Mortgage Loans on behalf of any Servicer, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions that are identified in Item 1122(d) of Regulation AB required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement.

Substitution Amount:  For any month in which an Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to a Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, the amount by which the aggregate Repurchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Qualified Substitute Mortgage Loans, together with one month's interest at the applicable Net Mortgage Rate.

Tax Matters Person:  With respect to each of the Lower Tier REMIC and the Upper Tier REMIC, the “tax matters person” as specified in the REMIC Provisions which shall initially be the party described as such in Section 10.01(k).

TIA:  The Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder.

TIA Applicability Determination: A determination by the Depositor, of which it informs the Trustee, that the TIA applies to this Agreement or that qualification under the TIA or any similar federal statute is required.

Trust Fund:  As defined in Section 2.01 herein.

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Trustee:  Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Mortgage Files:  With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

UCC:  The Uniform Commercial Code as enacted in any applicable jurisdiction from time to time.

Underwriter:  Barclays Capital Inc.

Underwriter’s Exemption:  Prohibited Transaction Exemption (“PTE”) FAN 04-03E, as most recently amended and restated by PTE 2007-5 (72 Fed. Reg. 13130 (March 20, 2007)) or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.

Underwriting Agreement:  The Underwriting Agreement, dated September 14, 2012, among the Seller, the Depositor, Redwood Trust, Inc. and the Underwriter.

Upper-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 97.00% of all Voting Interests shall be allocated to the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates in proportion to their respective Certificate Principal Amounts.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class A-IO1 Certificates, 1.00% of all Voting Interests shall be allocated to the Class A-IO2 Certificates and 1.00% of all Voting Interests shall be allocated to the Class A-IO3 Certificates.  Voting Interests shall be allocated among the Certificates of each Class based on their Percentage Interests and no Certificate with a principal amount equal to zero will have any voting rights.  The Class R Certificates and Class LT-R Certificate shall not have any voting rights.

Section 1.02            Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

ARTICLE II

DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01           Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all right, title and interest of the Depositor in and to the Trust Fund

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consisting of: (i) the Mortgage Loans, including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) with respect to the Mortgage Loans, to the extent set forth in the Acknowledgements, the Depositor’s rights under the Purchase Agreements and the Servicing Agreements and all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties (collectively, the “Trust Fund”); and the Trustee declares that, subject to the Custodian's review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, all of the Certificates in the authorized denominations specified by the Depositor pursuant to Section 3.01(b).

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance and inspection of the Trustee Mortgage Files and release of Mortgage Documents, and preparation and delivery of the certifications relating to the Trustee Mortgage Files shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. In addition, the Trustee is hereby directed to execute, not in its individual capacity but solely as Trustee hereunder, and deliver the Acknowledgements and the Custodial Agreement. The Master Servicer, the Depositor, the Securities Administrator and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing and delivering the Custodial Agreement and the Acknowledgements solely in its capacity as Trustee and not in its individual capacity.

In connection with such sale, transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the Trustee Mortgage Files.

Section 2.02          Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)           The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Certification and Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 3.2 of the Custodial Agreement and the exceptions set forth on the Exception Report.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Certification and Exception Report on the Closing Date in the forms required by the Custodial Agreement.

(b)           Within 270 days after the Closing Date, the Custodian, on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File to ascertain that all required documents set forth in the Custodial Agreement have been received and appear on their face to conform with the requirements set forth in Sections 3.2 and 3.3 of the Custodial Agreement.

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(c)           Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)           Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the Custodial Agreement.

(e)           Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the Purchase Agreements, the Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement.

Section 2.03                Representations and Warranties of the Depositor.

(a)           The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator, as of the Closing Date or such other date as is specified, that:

(i)           the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)           the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)           the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)           this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)           there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted, against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)           immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and

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clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)           This Agreement creates either a sale or a valid and continuing security interest (as defined in the UCC), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)          The Mortgage Notes constitute “instruments” within the meaning of the applicable UCC;

(ix)           Other than the security interest or ownership interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)            None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)           The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

Section 2.04          Discovery of Seller Breach; Repurchase of Mortgage Loans.

(a)           Pursuant to Section 2 of the Mortgage Loan Purchase and Sale Agreement, the Seller has (i) represented and warranted as of the Closing Date that, immediately prior to its transfer of Mortgage Loans under the Mortgage Loan Purchase and Sale Agreement, the Seller owned and had good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person and (ii) made certain other representations and warranties with respect to the Mortgage Loans, and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Qualified Substitute Mortgage Loans) included in the Trust Fund satisfy such representations and warranties.  The Depositor, for the benefit of the Trustee and the Certificateholders, hereby assigns any rights it has against the Seller with respect to such representations and warranties to the Trustee, and the Seller acknowledges that it has agreed to comply with the provisions of this Section 2.04 in respect of a breach of any of such representations and warranties.

It is understood and agreed that the representations and warranties set forth in Section 2 of the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and the sale and assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.  Upon discovery by the Depositor or the Seller of the breach by the Seller of any representation

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or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan, which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such breach and request that the Depositor cure or cause the cure of such breach within 90 days from the earlier of the date that the Depositor discovered or was notified of such breach, and if the Depositor does not cure or cause the cure of such breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase and Sale Agreement to repurchase at the Repurchase Price or substitute that Mortgage Loan from the Trust Fund or, other than with respect to a breach of the representation and warranty as to good, valid and marketable title, make an indemnification payment with respect to such Mortgage Loan on or prior to the Determination Date following the expiration of such 90-day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, the Seller shall be required to repurchase or substitute or make an indemnification payment with respect to the Mortgage Loan no later than 120 days after its discovery or notice of such breach, and provided further, that, if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, the Seller shall be required to repurchase or substitute the Defective Mortgage Loan within 60 days from the date the defect was discovered and the Seller shall not have the option to make an indemnification payment with respect to such Mortgage Loan. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. The Repurchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit, shall release to the Seller the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  It is understood and agreed that the obligation of the Seller to cure, to cause the cure of or to repurchase or substitute or make an indemnification payment with respect to any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders. Costs and expenses incurred by the Trustee pursuant to this Section 2.04, to the extent not reimbursed by the Seller, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(b)          The Seller indemnifies and holds the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

Section 2.05           Obligations in Respect of Alleged Breach of Originator Representations and Warranties.

(a)       (i)           The Trustee shall be obligated to pursue an action against an Originator in respect of any alleged breach of a representation and warranty set forth in the applicable Purchase Agreement or against the Seller if the Seller has an obligation to cure a breach, repurchase or substitute for or make an indemnification payment with respect to a Mortgage Loan under the Mortgage Loan Purchase and Sale Agreement upon its receipt of (1) (A) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, for so long as there is a Controlling Holder under this Agreement or (B) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no Controlling Holder under this Agreement and (2) an

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agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and to provide any indemnification reasonably requested by the Trustee. The Trustee shall provide notice to the Controlling Holder prior to taking any such action. However, Certificateholders shall not have the right to require the Trustee to pursue any action with respect to any Mortgage Loan as to which a final and binding decision by an arbitrator has already been issued, regardless of the particular claims made. In connection with any such action described in this Section 2.05(a)(i), the Trustee shall seek reimbursement for its fees, costs and expenses from the applicable Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement if directed to do so by the Certificateholders that provided such funds to the Trustee pursuant to the agreement described in clause (2) above. If the Trustee recovers any such fees, costs and expenses from the Originator or the Seller, as applicable, the Trustee shall pay such amounts to such Certificateholders. To the extent the Trustee is not reimbursed by the Originator or the Seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(ii)      In addition, if the Trustee receives written notice, from a Person in a position to have knowledge of the facts and circumstances stated in such notice, of any breach of a representation or warranty regarding a Mortgage Loan made by an Originator or the Seller, which would give rise to an obligation to cure such breach, or repurchase, substitute for or make an indemnification payment with respect to any related Mortgage Loan as described herein, then, unless a final and binding decision by an arbitrator has been issued with respect to such Mortgage Loan, the Trustee in reliance on such notice shall (i) demand that the applicable Originator or the Seller, if the Seller has such an obligation, cure such breach, or repurchase, substitute for or make an indemnification payment with respect to the related Mortgage Loan, and (ii) notify the Certificateholders of the Trustee’s receipt of such notice and of the Trustee’s submission of such demand. If the Originator or Seller, as applicable, responds to the demand within 60 days of the date of the demand, the Trustee will negotiate with such party so long as such party is pursuing negotiations in good faith. If the Originator or Seller does not respond within 60 days of the date of the demand, or if the demand is not resolved within 180 days of such date, then the Trustee will not be required to pursue further action in connection with such demand unless it has received (i) (a) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, if there is a Controlling Holder under this Agreement or (b) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no longer a Controlling Holder under this Agreement and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. Prior to taking any action at the direction of Certificateholders, the Trustee will notify the Controlling Holder, if any. The Trustee shall seek to recover its fees, costs and expenses from the Originator under the terms of the applicable Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay such amounts to such Certificateholders. To the extent not reimbursed by the Originator or the Seller, as applicable, or the fees, costs and expenses of applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(b)       (i)        The Master Servicer shall promptly notify the Controlling Holder (if any) and the Trustee of each Mortgage Loan that becomes Delinquent for more than 120 days. The Controlling Holder or, if there is no longer a Controlling Holder, the Trustee, shall engage a third party to review each Mortgage Loan that has been Delinquent for more than 120 days, other than any such Mortgage Loan that was the subject of a previous arbitration proceeding under the related Purchase Agreement or under the Mortgage Loan Purchase and Sale Agreement, to review whether any breaches of the representations and warranties given by an Originator under the related Purchase Agreement have occurred or if the Seller has an obligation to cure a breach, repurchase or substitute for or make an indemnification payment with respect to a Mortgage Loan under the Mortgage Loan Purchase and Sale Agreement. Such third party shall be a recognized third party with experience performing due diligence on residential mortgage loans and

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shall not be the same party that performed the pre-offering review of the Mortgage Loans. Any such review shall include, at a minimum, a review as to whether the Mortgage Loan was underwritten in accordance with the Originator's underwriting standards in effect at the time of origination, whether the Mortgage Loan was originated in accordance with all applicable laws and regulations, and whether any fraud may have occurred in connection with the origination of the Mortgage Loan. The third party shall report its findings and provide an attestation that its review and report have not been influenced or affected by interested parties. If, as a result of such review, there is evidence that a breach of a representation or warranty may have occurred requiring the Originator or the Seller to cure such breach, repurchase or substitute for or make an indemnification payment with respect to the related Mortgage Loan, then the Controlling Holder or the Trustee, as applicable, will enforce such obligation, including participating in an arbitration proceeding pursuant to the related Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, if necessary. If the Controlling Holder is the same entity as or an Affiliate of the party against which an enforcement action is to be taken, then the Trustee will enforce the remedy obligation of such party. If the Trustee is obligated to take such an action, the Trustee shall first (i) demand that the applicable Originator or the Seller, if the Seller has such an obligation, cure such breach, or repurchase, substitute for or make an indemnification payment with respect to the related Mortgage Loan, and (ii) notify the Certificateholders of the Trustee’s submission of such demand. If the Originator or Seller, as applicable, responds to the demand within 60 days of the date of the demand, the Trustee will negotiate with such party so long as such party is pursuing negotiations in good faith. If the Originator or Seller does not respond within 60 days of the date of the demand, or if the demand is not resolved within 180 days of such date, then the Trustee will not be required to pursue further action in connection with such demand unless it has received (i) (a) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, if there is a Controlling Holder under this Agreement or (b) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no longer a Controlling Holder under this Agreement and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. In connection with any such action against an Originator or the Seller, the Trustee shall pursue reimbursement for its fees, costs and expenses from such Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay these amounts to such Certificateholders. To the extent not reimbursed by the Originator or the Seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(ii)         If, as a result of a review of a Mortgage Loan conducted pursuant to Section 2.05(b)(i) above, the Controlling Holder or the Trustee, as applicable, concludes that a breach of a representation or warranty that would require the Originator or the Seller to cure, repurchase or substitute for or make an indemnification payment with respect to the related Mortgage Loan has not occurred, then such party shall notify the Securities Administrator in writing and the Certificateholders shall be notified of this decision and provided details of the review pursuant to a Distribution Date Statement; provided, that the Securities Administrator shall only be required to include such notification and any related details on any Distribution Date Statement to the extent it has received the same. The Certificateholders may direct the Trustee to enforce a remedy obligation despite such a determination by either the Controlling Holder or the Trustee if, within thirty days of notification of the Certificateholders, (i) the Trustee receives written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) the Holders directing the Trustee to enforce the remedy obligation agree to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee and to provide any indemnification reasonably requested by the Trustee. In connection with any such action against an Originator or the Seller, the Trustee shall pursue reimbursement for its fees, costs and expenses from such Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay such amounts to such Certificateholders. To the extent not reimbursed by the originator or the seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed

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by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(c)           If an Originator has breached a representation under the related Purchase Agreement stating that a Mortgage Loan is a “qualified mortgage” (as defined in the REMIC Provisions) and the Originator fails to repurchase such non-qualified Mortgage Loan within ninety days from the date the defect was discovered, the Depositor shall use commercially reasonable efforts to sell such Mortgage Loan for its fair market value, as determined by the Depositor and which may be less than its outstanding principal balance, within ninety days from the date the defect was discovered. The Trustee will release the applicable Mortgage Loan upon receipt of the sale price in accordance with the procedures set forth in Section 2.04(a) hereof.

Section 2.06          Intention of Parties.

(a)           Notwithstanding any other provision of this Agreement, it is intended by each of the parties hereto that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan or other obligation, so that the Trustee shall be the owner of the Trust Fund for the benefit of the holders of the Certificates.

However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then (a) this Agreement shall constitute a security agreement, and (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans, (ii) all other property in the Trust Fund, (iii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iv) all proceeds of the foregoing.

(b)           The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in the Trust Fund, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of the Seller, the Depositor or the Trustee, (B) any change of location of the Seller or the Depositor, or (C) any change under the relevant UCC or other applicable laws.  Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under the laws of an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

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Section 2.07          Controlling Holder Assumption of Purchase Agreement and Servicing Agreement Rights.

(a)        [Reserved].

(b)       By its purchase of the applicable Class of Subordinate Certificates, the Controlling Holder assumes the rights and all related responsibilities of the Trustee as “Purchaser” under each Purchase Agreement and Servicing Agreement as set forth in the “Controlling Holder Rights” section of each applicable Acknowledgement, and shall be entitled to exercise such rights in its sole discretion. The Depositor, the Controlling Holder and each other Certificateholder, by its acceptance of any Certificate or any beneficial ownership interest therein, each acknowledges and agrees that (i) the Controlling Holder may exercise such rights in such a manner that may not be in the best interests of all of the Certificateholders, (ii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any liability with respect to any acts or omissions of the Controlling Holder in the exercise of such rights, and (iii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any duty or obligation to exercise any such rights in the place or stead of the Controlling Holder (so long as there is a Controlling Holder) or to monitor or oversee the exercise of any such rights by the Controlling Holder. The Controlling Holder agrees that it shall exercise its rights in such a manner as will maximize returns to all Classes of Certificateholders taken as a whole.

(c)        Each of the Master Servicer, the Securities Administrator and the Trustee shall cooperate with the Controlling Holder as may be reasonably necessary for the Controlling Holder to exercise its rights hereunder and under the Purchase Agreements and the Servicing Agreements; provided, however, that, except as otherwise provided in Section 2.05, the Trustee shall not be required to take any legal action or participate in or facilitate any arbitration proceeding or other litigation relating to the Mortgage Loans or the obligations of the Originators or Servicers with respect thereto unless and until it is directed in writing by the Controlling Holder and it is assured of the recovery of its expenses from the Controlling Holder.

(d)       The Controlling Holder shall indemnify each of the Master Servicer, the Securities Administrator and the Trustee and hold it harmless from and against any claim, loss, liability, damage, cost or expense (including, without limitation, reasonable legal fees and expenses) incurred or expended by the Master Servicer, the Securities Administrator or the Trustee (without negligence or willful misconduct on the part of the Master Servicer, the Securities Administrator or the Trustee) with respect to claims of a third party arising from any act or omission of the Controlling Holder in the exercise of its rights as Controlling Holder hereunder and under the Purchase Agreements and the Servicing Agreements.

(e)       If the Controlling Holder transfers its ownership interest in any Class of Certificates in a manner resulting in there being no Controlling Holder under this Agreement or a change in the Controlling Holder, it shall so notify the Master Servicer, the Securities Administrator and the Trustee. If the Depositor has actual knowledge of a change in Controlling Holder or that there is no Controlling Holder under this Agreement, it shall so notify the Master Servicer, the Securities Administrator and the Trustee.

Section 2.08         Obligations in Respect of Proposed Eminent Domain Mortgage Loan Acquisition

(a)        The Master Servicer or the Trustee shall promptly notify the Controlling Holder (if any), and the Master Servicer or the Trustee, as applicable, if it has received notice that any governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain. The Controlling Holder or, if there is no longer a Controlling Holder, the Trustee, shall obtain or cause to be obtained a valuation on the related property in the form of a broker’s price opinion or another valuation method that it deems appropriate. The Controlling Holder, if any, may also engage a third party to review each such Mortgage Loan to determine whether the payment offered by such governmental entity for the Mortgage Loan is the fair market value (the “Fair Value”) of such Mortgage Loan. Any such third party reviewer must be a recognized third party with experience performing valuations of residential mortgage loans. The Controlling Holder, if any, also may engage legal counsel to assess the legality of such governmental

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entity’s proposed exercise of its power of eminent domain to acquire the Mortgage Loan to determine whether there are bona fide legal grounds for contesting such acquisition (without regard to issues relating to the amount of compensation to be paid) (each such determination referred to herein as a “legality determination”). If, as a result of such review, the Controlling Holder determines that the offered payment does not constitute the Fair Value of the Mortgage Loan or that there may be bona fide legal grounds to contest such proposed acquisition, then the Controlling Holder may contest such acquisition through appropriate legal proceedings.

(b)       If, as a result of a review conducted pursuant to Section 2.08(a) above, the Controlling Holder concludes that it will not contest the proposed acquisition, then the Controlling Holder shall notify the Securities Administrator and the Trustee in writing and the Securities Administrator shall notify the Certificateholders of this decision and provide details of the review pursuant to a Distribution Date Statement; provided, that the Securities Administrator shall only be required to include such notification and any related details on any Distribution Date Statement to the extent it has received the same. After such notification has been delivered, notwithstanding such a determination by the Controlling Holder, the Certificateholders may direct the Trustee to contest an acquisition of a Mortgage Loan through exercise of the power of eminent domain, or the amount of the offered payment for such Mortgage Loan, if, within thirty days of notification of the Certificateholders, (i) the Trustee receives written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) the Holders directing the Trustee to take such action agree to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee and to provide any indemnification reasonably requested by the Trustee. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from the governmental entity, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to pay such amounts to such Certificateholders unless the Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed by the governmental entity or the Certificateholders, the Trustee shall be reimbursed by the Trust Fund for any costs incurred by it in connection with the performance of such duties, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(c)        If there is no longer a Controlling Holder, the Trustee shall notify the Certificateholders that it has received notice that a governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain and of the results of the valuation on the related property obtained. The Trustee shall take such other actions with respect to the action of the governmental authority as are consistent with the instructions of the Certificateholders, provided the Trustee shall have no duty or obligation to take such actions except (i) in accordance with the written direction by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from such governmental entity if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to reimburse such amounts to such Certificateholders unless the Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed by the governmental entity or the Certificateholders, the Trustee shall be reimbursed by the Trust Fund for any costs incurred by it in connection with the performance of such duties, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

For the avoidance of doubt, neither the Controlling Holder nor The trustee shall be liable for any legality determination or determination of Fair Value made as described above, or any actions taken by them with respect to or in reliance on such determinations.

(d)       In performing its duties under this Section 2.08, each of the Controlling Holder and the Trustee may rely upon, and shall be protected in acting or refraining from acting upon, any legality

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determination by a nationally recognized law firm and any determination of Fair Value by a recognized third party with experience in performing valuations of residential mortgage loans.

ARTICLE III

THE CERTIFICATES

Section 3.01           The Certificates.

(a)           The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York UCC.  The Certificates will be evidenced by one or more certificates, ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the Preliminary Statement to this Agreement, as applicable.

(b)           The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon the sale of the Mortgage Loans to the Trustee as described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(c)           The Class B-4, Class B-5, Class R and Class LT-R Certificates are offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act and shall be issued with the applicable legends set forth in Exhibit A. The Class B-4 and Class B-5 Certificates shall be issued initially as Definitive Certificates and the Class R and Class LT-R Certificates shall be issued only as Definitive Certificates.

Section 3.02               Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”).  A registration book shall be maintained for the Certificates collectively.  The Certificate Registrar may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer. The Trustee may at any time remove the Certificate Registrar by giving written notice of such removal to such Certificate Registrar, the Depositor and the Master Servicer. Upon receiving a notice of resignation or upon such a removal, the Trustee may appoint a bank or trust company to act as successor certificate registrar, shall give written notice of such appointment to the Depositor and the Master Servicer and shall mail notice of such appointment to all Holders of Certificates. Any successor certificate registrar upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Certificate Registrar. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Section 3.03           Transfer and Exchange of Certificates.

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(a)           A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)           A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)           By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit E-1 hereto and has furnished to the Certificate Registrar a certificate of the transferee in the form of Exhibit E-2 hereto; and

(ii)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit F hereto.

(d)       (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Securities Administrator, has received (A) a certificate substantially in the form of Exhibit G hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) in the case of an ERISA-Restricted Certificate that is not a Residual Certificate, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel

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satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate (other than a Residual Certificate) by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code.  Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit G.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of, or an entity holding “plan assets” of, a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of, or an entity holding “plan assets” of, a Plan.

(ii) If any ERISA-Restricted Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding two paragraphs, then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such ERISA-Restricted Certificate was not permitted by this Section 3.03(d), the next preceding permitted beneficial owner will be treated as the beneficial owner of that ERISA-Restricted Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor and the Certificate Registrar from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(e)           As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)           Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other

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things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar and the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Depositor, the Certificate Registrar, the Trustee, the Securities Administrator and the Paying Agent shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless a Responsible Officer of the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Depositor, the Certificate Registrar, the Securities Administrator, the Trustee and the Paying Agent shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE

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CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [LT-R] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [LT-R] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(g)           Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

(h)           Neither the Seller nor the Depositor shall be the Holder of any Subordinate Certificates.

Section 3.04           Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05           Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the

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Securities Administrator, the Certificate Registrar, the Paying Agent, the Trustee or any agent in connection therewith.

Section 3.06           Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

Section 3.07           Temporary Certificates.

(a)           Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)           If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08           Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than the Securities Administrator or itself, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Securities Administrator, and the Securities Administrator as initial Paying Agent hereby agrees with the Trustee, that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator.  If the Paying Agent is not the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09           Book-Entry Certificates.

(a)           Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry

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Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)           the provisions of this Section 3.09 shall be in full force and effect;

(ii)           the Certificate Registrar, the Securities Administrator, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)           to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)           the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)           Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator or the Trustee, as the case may be, shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)           If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  None of the Depositor, the Certificate Registrar, the Securities Administrator, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

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ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01           Custodial Accounts; Distribution Account.

(a)           On or prior to the Closing Date, each Servicer will be required to establish and maintain one or more Custodial Accounts, as provided in the related Servicing Agreements, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the related Servicing Agreement, shall be deposited.  On each Servicer Remittance Date, the Servicers will remit to the Securities Administrator, for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Servicing Agreement.

(b)           The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee for the benefit of Sequoia Mortgage Trust 2012-4 Holders of Mortgage Pass-Through Certificates.”  The Securities Administrator shall hold the Distribution Account and all money and other property therein in trust for the benefit of the Certificateholders. The Securities Administrator shall, promptly upon receipt from the Servicers on each Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)           the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Servicing Agreements;

(ii)          any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Master Servicer Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicers or the Servicing Administrator; and

(iii)          any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)           In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)           On each Distribution Date and the final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Securities Administrator may, with the consent of the Depositor, from time to time withdraw from the Distribution Account and pay to itself, the Master Servicer, the Trustee, the Custodian, the Servicers or the Servicing Administrator any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to clauses (A) and (B) of the definition of Available Distribution Amount.

(e)          Funds in the Distribution Account for the period from each Servicer Remittance Date to the related Distribution Date shall, if invested, be invested in Eligible Investments selected by the Securities Administrator, which shall mature not later than the Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the

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name of the Trustee in trust for the benefit of the Trustee and Holders of the Sequoia Mortgage Trust 2012-4 Certificates. All income and gain realized from any Eligible Investment in the Distribution Account shall be compensation to the Securities Administrator. The Securities Administrator shall deposit the amount of any losses incurred in respect of any such investments out of its own funds, without any right of reimbursement therefor, immediately as realized.

Section 4.02           Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers) (the “Distribution Date Statement”):

(a)           the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)           the amount of the distributions set forth in clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)           the amount of the distributions set forth in clause (a) allocable to interest;

(d)           the amount of any unpaid Interest Shortfall, Net Prepayment Interest Shortfalls and Relief Act Shortfalls with respect to each Class of Certificates;

(e)           the Class Principal Amount of each Class of Certificates (other than the Interest-Only Certificates) and the Class Notional Amount of the Interest-Only Certificates, in each case after giving effect to the distribution of principal on that Distribution Date;

(f)           the Aggregate Stated Principal Balance of the Mortgage Loans at the beginning and at the end of the related Prepayment Period, the Mortgage Rates (in incremental ranges) and the weighted average remaining term of the Mortgage Loans;

(g)           the aggregate Substitution Amount and the aggregate Repurchase Price deposited into the Distribution Account with respect to the Mortgage Loans , which information may be presented in a footnote;

(h)           the Senior Percentage and the Subordinate Percentage for the following Distribution Date;

(i)           the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

(j)           the amount of the Master Servicing Fee and the Servicing Fee paid to or retained by the Master Servicer and each Servicer, respectively, and the amount of any fees paid to the Securities Administrator, Custodian and the Trustee;

(k)          the aggregate amount of Advances for the related Due Period;

(l)           the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days

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and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(m)       the amount of cash flow received for such Distribution Date, and the sources thereof;

(n)       for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;

(o)       the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

(p)       the amount of Realized Losses incurred during the preceding calendar month;

(q)       the cumulative amount of Realized Losses incurred since the Closing Date;

(r)        the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(s)       the Certificate Interest Rate for each Class of Certificates for that Distribution Date;

(t)        any Servicing Modifications with respect to any Mortgage Loan during the related Due Period;

(u)       the applicable Record Date, Accrual Period and calculation date for each Class of Certificates and such Distribution Date;

(v)       the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date;

(w)      the nature of any material breach of a representation and warranty relating to the characteristics of the Mortgage Loans or any transaction covenants;

(x)        the amount of Advances and Servicing Advances reimbursed during the related Due Period;

(y)        the amount of any Subsequent Recoveries;

(z)        the amount of any fees, charges and costs paid or reimbursed to the Master Servicer and the Custodian from the Distribution Account pursuant to this Agreement or the Custodial Agreement;

(aa)      the amounts of any Master Servicer Compensating Interest Payments and Servicer Compensating Interest Payments for such Distribution Date;

(bb)      whether the Step-Down Test has been satisfied for such Distribution Date;

(cc)      the status and outcome of the Mortgage Loan review conducted pursuant to Section 2.05(b); and

(dd)      the status and outcome of the review conducted pursuant to Section 2.08(b), as reported to the Securities Administrator.

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On each Distribution Date, the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

In addition to the information listed above, such Distribution Date Statement shall also include such other information as is required to be reported on Form 10-D by Item 1121(a) and (b) (§229.1121) of Regulation AB.

The Securities Administrator shall make such reports, any Form 10-K's and Form 10-D's relating to the Certificates filed under the Exchange Act and such other loan level information as the Depositor and the Securities Administrator shall agree available each month via the Securities Administrator’s website at http://www.ctslink.com.  Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526.  Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such.  In preparing or furnishing the foregoing information to the Certificateholders, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information listed above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company (which request, if received by the Trustee or the Certificate Registrar, shall be promptly forwarded to the Securities Administrator), the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that (i) such Certificateholders shall pay in advance for the Securities Administrator’s actual expenses incurred in providing such reports and access and such expenses shall not be paid by the Trust Fund and (ii) the Securities Administrator shall provide such information and documentation only to the extent that the Securities Administrator would not be in violation of any applicable privacy laws.

Section 4.03         Rule 17g-5 Compliance.

(a)          The Rule 17g-5 Information Provider shall, upon receipt of an NRSRO certification in the form of Exhibit O, make available on its Rule 17g-5 Website solely to the Depositor, each Rating Agency and to any NRSRO the following items, but only to the extent such items are delivered to it by electronic mail to rmbs17g5informationprovider@wellsfargo.com, specifically with a subject reference of “SEMT 2012-4” and an identification of the type of information being provided in the body of such notice, or any other delivery method established or approved by the Rule 17g-5 Information Provider if or as may be necessary or beneficial:

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(i)          any Rating Agency Information provided to the Rule 17g-5 Information Provider in accordance with Sections 6.06, 6.07, 6.14, 9.01, 9.02, 11.03 and 11.12 of this Agreement, as well as reports prepared in accordance with Sections 6.21, 6.22, 6.23 and 6.24 (provided that the Rule 17g-5 Information Provider shall not be required to post to its Rule 17g-5 Website any such information previously posted to and available on the Securities Administrator’s website);

(ii)         any notice of any amendment that modifies the procedures herein relating to Exchange Act Rule 17g-5 pursuant to this Agreement; and

(iii)        a summary of any oral conversation with a Rating Agency regarding any Mortgage Loan, any Mortgaged Property or any REO Property, to the extent required to be provided pursuant to Rule 17g-5.

The foregoing information shall be made available by the Rule 17g-5 Information Provider on its Rule 17g-5 Website. Such information shall be posted to the Rule 17g-5 Website on the same Business Day as it is received, provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day. The Rule 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the requirements of this Agreement, or otherwise is or is not anything other than what it purports to be. The Rule 17g-5 Information Provider shall not be deemed to have obtained actual knowledge of any information by virtue of the receipt and posting of such information to the Rule 17g-5 Website. Further, notwithstanding anything to the contrary herein, in the event the Depositor determines that any information previously posted to the Rule 17g-5 Website should not have been posted thereto pursuant to the terms of this Agreement, the Depositor shall direct the Rule 17g-5 Information Provider in writing to remove such information from the Rule 17g-5 Website, such written notice to specify the information to be so removed. The Rule 17g-5 Information Provider (i) shall have no obligation or duty to verify, confirm or otherwise determine the accuracy of the information contained in such written direction, (ii) shall be entitled to rely fully upon such written direction and (iii) shall not be held liable in connection with removing any such information from the Rule 17g-5 Website upon the receipt of such written direction.

The Rule 17g-5 Information Provider shall provide a mechanism to notify any party that has submitted an NRSRO Certification each time the Rule 17g-5 Information Provider posts an additional document to the Rule 17g-5 Website.

In connection with providing access to the Rule 17g-5 Website, the Rule 17g-5 Information Provider may require registration and the acceptance of a disclaimer. The Rule 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, has no obligation to review such information, and assumes no responsibility for such information. The Rule 17g-5 Information Provider shall not be liable for its failure to make any information available to each Rating Agency or NRSROs unless such information was delivered to the Rule 17g-5 Information Provider at the email address specified in writing to the Depositor, with a subject heading of “SEMT 2012-4” and sufficient detail to indicate that such information is required to be posted on the Rule 17g-5 Website.

If any NRSRO that has previously submitted an NRSRO Certification and whose NRSRO Certification has been accepted, notifies the Rule 17g-5 Information Provider that it is unable to access information posted to the Rule 17g-5 Website and such access issue is determined to be the result of a problem with the Rule 17g-5 Website, if such access issue is not resolved within one Business Day of such determination, the Rule 17g-5 Information Provider shall so notify the Depositor.

(b)          Each of the Master Servicer and the Trustee hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to a

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Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to a Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Rule 17g-5 under the Exchange Act, including to the extent set forth herein, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to this Section 4.03 prior to communicating with such Rating Agency.

Section 4.04         Rule 15Ga-1 Compliance.

(a)           To the extent a Responsible Officer of the Master Servicer receives a demand for the repurchase or substitution of a Mortgage Loan based on a breach of a representation or warranty made by the Seller or the Originator of such Mortgage Loan (each, a “Demand”), the Master Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Trustee. To the extent a Responsible Officer of the Trustee receives a Demand, it shall provide the Depositor with prompt written notice of such Demand.

(b)          In connection with the repurchase or substitution of a Mortgage Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand (i) the Master Servicer agrees, to the extent a Responsible Officer of the Master Servicer has actual knowledge thereof, promptly to notify the Trustee in writing, and (ii) the Trustee agrees, to the extent a Responsible Officer of the Trustee has actual knowledge thereof, promptly to notify the Depositor in writing.

(c)          With respect to Rule 15Ga-1 of the Exchange Act, to the extent in its possession, the Trustee shall provide the Depositor with any applicable information relating to a Demand (the “Rule 15Ga-1 Information”) in a timely manner so as to enable the Depositor to meet its reporting obligations under Rule 15Ga-1. The Depositor shall be entitled conclusively to rely on the Rule 15Ga-1 Information provided to it by the Trustee in connection with the compilation by the Depositor of the Rule 15Ga-1 Information required to be reported on Form 10-D. For the avoidance of doubt, the Depositor shall have sole responsibility for compiling the Rule 15Ga-1 Information required to be reported on Form 10-D, and the Securities Administrator shall be entitled conclusively to rely on any Rule 15Ga-1 Information provided to it by the Depositor for inclusion on each Form 10-D. Other than with respect to the obligations of the Trustee in this Section 4.04, the Trustee shall have no responsibility or liability in connection with any filing required to be made by the Depositor pursuant to Rule 15Ga-1 of the Exchange Act.

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01         Distributions Generally.

(a)           Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions to holders of Certificates as of the related Record Date in accordance with this Article V.  Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000, or in the case of any Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.  Notwithstanding such final payment

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of principal of any of the Certificates, each Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Certificates and at such time such final payment in retirement of any Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)           All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

Section 5.02         Distributions From the Distribution Account.

(a)          Subject to Sections 5.02(b) and (c), on each Distribution Date, the Available Distribution Amount, to the extent received by the Securities Administrator, shall be withdrawn by the Paying Agent from funds in the Distribution Account and allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority:

(i)          to the Senior Certificates, pro rata, such Class’s Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(ii)          to the Class A-1, Class A-2 and Class A-3 Certificates, the Senior Principal Distribution Amount, pro rata in accordance with their respective Class Principal Amounts until their Class Principal Amounts have been reduced to zero;

(iii)         to the Class B-1 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(iv)         to the Class B-1 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(v)          to the Class B-2 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(vi)          to the Class B-2 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(vii)         to the Class B-3 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(viii)        to the Class B-3 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(ix)          to the Class B-4 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(x)           to the Class B-4 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(xi)          to the Class B-5 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

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(xii)         to the Class B-5 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero; and

(xiii)        to the Class LT-R Certificates and the Class R Certificates, any remaining amount of the Available Distribution Amount allocated as provided in Section 5.02(d).

(b)          On each Distribution Date on and after the Credit Support Depletion Date, the Senior Principal Distribution Amount shall be distributed to the Senior Certificates (other than the Class A-IO1, Class A-IO2 and Class A-IO3 Certificates) pro rata in accordance with their respective Class Principal Amounts.

(c)          Notwithstanding the priority and allocation set forth in Section 5.02(a), if with respect to any Class of Subordinate Certificates other than the Class B-1 Certificates on any Distribution Date the sum of the Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a lower payment priority than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of principal shall be made to any such Classes. The Subordinate Principal Distribution Amount shall be allocated among the Classes of Subordinate Certificates having higher payment priorities than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a) above.

(d)           Amounts distributed to the Residual Certificates pursuant to Section 5.02(a)(xiii) on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date; provided, however, that the Class LT-R Certificate shall be entitled to any amounts representing net gain resulting from the sale of any REO Properties or other Liquidation Proceeds due to the Residual Certificates with respect to the Mortgage Loans.

(e)          For purposes of distributions of interest in Section 5.02(a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(f)          Amounts distributed to the Certificates (other than the Class LT-R Certificate) pursuant to this Section shall be deemed to have first been distributed from the Lower Tier REMIC to the Upper Tier REMIC in respect of the Lower Tier REMIC regular interests in accord with the distribution provisions for the Lower Tier REMIC set forth in the Preliminary Statement.

Section 5.03         Allocation of Losses.

(a)           On or prior to each Distribution Date, the Master Servicer shall calculate the aggregate Realized Losses for such Distribution Date based on the information with respect to losses as reported to it by each Servicer.

(b)           On each Distribution Date, the Securities Administrator shall allocate the principal portion of Realized Losses as follows:

first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class B-5 Certificates and ending with the Class B-1 Certificates) until the Class Principal Amount of each such Class is reduced to zero; and

second, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata, until their respective Class Principal Amounts have been reduced to zero.

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(c)           On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the lowest payment priority shall be reduced on each Distribution Date by the Certificate Writedown Amount and if no Subordinate Certificates are then outstanding the Class Principal Amounts of the Class A-1, Class A-2 and Class A-3 Certificates shall be reduced, pro rata in accordance with their respective Class Principal Amounts, by the Certificate Writedown Amount.

(d)           Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(e)           Subsequent Recoveries in respect of the Mortgage Loans shall be distributed to the Certificates still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Certificate Writedown Amount or Realized Loss will be increased, pro rata in accordance with their respective Class Principal Amounts in the case of the Senior Certificates (other than the Class A-IO1, Class A-IO2 and Class A-IO3 Certificates), and sequentially in order of seniority, in the case of the Subordinate Certificates, by the lesser of (i) the amount of such Subsequent Recovery (reduced by any amounts applied for this purpose to more senior-ranking Certificates) and (ii) the Realized Loss amount previously allocated to such Class.

(f)           Realized Losses and the amount of any Certificate Writedown Amount allocated by this Section to a Class of Certificates shall be allocated to the corresponding Lower Tier REMIC Interest and shall reduce the Class Principal Amount of such Lower Tier REMIC Interest to the same extent that the Class Principal Amount of such Class of Certificates is reduced pursuant to the provisions of this Section. Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of subsection 5.03(e) shall be deemed to have been distributed to the corresponding Lower Tier REMIC Interest. To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of subsection 5.03(e), the principal balance of the corresponding Lower Tier REMIC Interest shall be increased by the same amount.

(g)          Any Class of Certificates or Lower-Tier Interest whose Class Principal Amount has been reduced to zero due to the allocation of Realized Losses will nonetheless remain outstanding under this Agreement and will continue to be entitled to receive Subsequent Recoveries until the termination of the Trust Fund; provided, however, that no such Class of Certificates will have voting rights with respect to matters under this Agreement requiring or permitting actions to be taken by any Certificateholders.

Section 5.04         Servicer Obligations.

In the event of any inconsistency between this Agreement and a Servicing Agreement with respect to obligations of a Servicer, the provisions of the applicable Servicing Agreement shall govern such obligations.

Section 5.05         Advances by Master Servicer.

If any Servicer (other than Cenlar FSB) or the Servicing Administrator fails to remit any Advance required to be funded under the applicable Servicing Agreement, the Master Servicer shall itself fund, or shall cause the successor Servicer or successor Servicing Administrator to fund, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer or the Servicing Administrator) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer, each Servicer (other than Cenlar FSB) and the Servicing Administrator shall be entitled to be reimbursed for all Advances funded by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is nonrecoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an

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Advance is nonrecoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.

Section 5.06         Master Servicer Compensating Interest Payments.

The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Master Servicer Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

ARTICLE VI

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

Section 6.01         Duties of Trustee and the Securities Administrator.

(a)           The Trustee, except during the continuance of an Event of Default, and the Securities Administrator each undertake to perform their respective duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee and the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator, as the case may be. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b)           Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee or the Securities Administrator pursuant to this Agreement and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee’s or the Securities Administrator’s satisfaction, the Trustee or the Securities Administrator, as applicable, will provide notice thereof to the Certificateholders and take such further action as directed by the Certificateholders pursuant to Sections 6.02(d) and 6.02(f).

(c)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)          The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

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(ii)          For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)        For all purposes under this Agreement, except when the Master Servicer is the Securities Administrator, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator or payment on a Distribution Date when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)          No provision of this Agreement shall require the Trustee or the Securities Administrator (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Depositor, the Master Servicer or any other Person under this Agreement, the Servicing Agreements or the Custodial Agreement; and

(v)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be responsible for any act or omission of the Master Servicer (other than, in the case of the Securities Administrator, as provided in the next sentence), the Depositor, the Seller, the Servicers, the Custodian or the Controlling Holder. If the Master Servicer is the Securities Administrator, the Securities Administrator shall be responsible for any act or omission of the Master Servicer.

(d)           The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer (with a copy to the Master Servicer) upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)           None of the Trustee, the Securities Administrator or the Master Servicer shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Securities Administrator or the Master Servicer or exercising any trust or power conferred upon the Trustee, the Securities Administrator or the Master Servicer under this Agreement.

(f)           Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Servicing Agreement except, with respect to the Master Servicer, during such time, if any, as the Trustee shall be the successor to, and be vested with

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the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)           Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to record, file, or deposit this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to maintain any such recording or filing or depositing or to undertake any rerecording, refiling or redepositing of any thereof, (B) to procure or maintain any insurance, (C) to pay or discharge any tax, assessment, or other governmental charge or penalty or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement or any Servicing Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(h)          None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, unless it shall be proved that the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, was negligent in ascertaining the pertinent facts.

(i)           Notwithstanding anything in this Agreement to the contrary, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)          Neither the Trustee nor the Securities Administrator (regardless of the capacity in which it is acting) shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

(k)          The duties and obligations of the Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar shall be determined solely by the express provisions of this Agreement, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar and, in the absence of bad faith on the part of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such party that conform to the requirements of this Agreement.

Section 6.02         Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(a)           Before taking or refraining from taking any actions hereunder, each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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(b)           Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)           Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(d)           Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates or such other percentage specified in Section 2.05 with respect to actions described in Section 2.05; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  Except as otherwise provided in Section 2.05, the reasonable expense thereof shall be paid by the party requesting such investigation and shall not be paid by the Trust Fund; and, provided further, that in the case of an alleged breach of an Originator's representations and warranties, the provisions of Section 2.05 must be satisfied.

(e)           Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment; provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein; provided further that the Trustee shall not be responsible for the duties and obligations of Wells Fargo Bank, N.A. in its capacity as any of the Custodian, the Paying Agent, the Authenticating Agent, the Securities Administrator or the Certificate Registrar under this Agreement or the Custodial Agreement, as applicable;

(f)           Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, and the Trustee shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, security or indemnity reasonably satisfactory to the Trustee or the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

(g)          The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act;

(h)  Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

(i)           Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Trustee in connection with the review of the Trustee Mortgage Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan pursuant to this Agreement, the Mortgage Loan Purchase and Sale

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Agreement, the Purchase Agreements or the Servicing Agreements, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement including, without limitation, whether any mortgage loan is a Qualified Substitute Mortgage Loan, except as set forth in Section 2.05 with respect to the Trustee.

In the event either the Trustee or the Securities Administrator deems the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, as applicable, may require prior to such action that it be provided by the Depositor with reasonable further written instructions.

Section 6.03         Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, the Custodial Agreement, the Purchase Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement or the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan or related document, save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.  The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates and the acknowledgements of the Trustee contained in Article II) shall not be taken as the statements of the Trustee and the Trustee does not assume any responsibility for their correctness. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or of funds paid to the Depositor in consideration of the sale of the Mortgage Loans to the Trustee by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  Neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04         Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator (and any Affiliate or agent of either of them) in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such Affiliate or agent, as applicable.

Section 6.05         Eligibility Requirements for Trustee and Securities Administrator.

The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Master Servicer, any Servicer or the Servicing Administrator.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

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The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, (ii) be rated at least “A/F1” by Fitch and at least “A2/P-1” by Moody’s, or if not rated by Fitch or Moody’s, the equivalent rating by KBRA or S&P, and (iii) not be the Depositor, an Affiliate of the Depositor or, other than in the case of the initial Securities Administrator, the originator or servicer of any of the Mortgage Loans.

Section 6.06         Resignation and Removal of Trustee and the Securities Administrator.

(a)           Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving 60 days’ written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.  In the case of any such resignation by the Securities Administrator, if no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 6.06, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall be entitled to the fees of the Securities Administrator for so long as the Trustee performs such duties; provided, however, that the Trustee may engage a qualified entity to perform the duties of the Securities Administrator under Sections 6.21, 6.22, 6.23, 6.24 and 11.16 of this Agreement. The successor trustee shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicers, the Servicing Administrator and the Master Servicer of any change of Trustee and the successor securities administrator shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicers, the Servicing Administrator and the Master Servicer of any change of Securities Administrator.

(b)           If at any time any of the following events shall occur: (i) the Trustee or the Securities Administrator ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Securities Administrator fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Securities Administrator fails to provide a Back-up Certificate, Assessment of Compliance or an Accountant’s Attestation required under Sections 6.21, 6.23 and 6.24, respectively, by March 15 of each year in which Exchange Act reports are required, (iv) the Trustee or the Securities Administrator becomes incapable of acting, or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property is appointed, or any public officer takes charge or control of the Trustee or the Securities Administrator or of the property or affairs of either for the purpose of rehabilitation, conservation or liquidation, (v) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (vi) the continued use of the Trustee or the Securities Administrator would result in a downgrading of the rating by a Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Depositor shall direct the Trustee to remove the Master Servicer in accordance with the provisions of Section 6.14, and the Trustee promptly upon such direction shall remove the Master Servicer in accordance therewith.

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(c)           The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable, and one copy to the Master Servicer. The Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)           Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall only become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07         Successor Trustee and Successor Securities Administrator.

(a)           Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder), all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, the predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and the predecessor trustee or the predecessor securities administrator, as applicable, shall deliver such of the records or copies thereof maintained by the predecessor trustee or predecessor securities administrator, as applicable, in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations. The predecessor securities administrator shall also deliver to the Depositor the Back-up Certificate with respect to the portion of the calendar year in which the predecessor securities administrator acted as Securities Administrator hereunder.

(b)           No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee or successor securities administrator, as applicable, shall be eligible under the provisions of Section 6.05.

(c)           Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section 6.07, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency through the Rule 17g-5 Information Provider.  The expenses of such mailing shall be borne by the the predecessor trustee or predecessor securities administrator, as applicable; provided, if such party has been removed without cause, such expenses will be borne by the Trust Fund.

Section 6.08         Merger or Consolidation of Trustee or Securities Administrator.

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Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the corporate trust business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the applicable provisions of Section 6.05.

Section 6.09         Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)           Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Master Servicer to make Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)           Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)           all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)           all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)           no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)           the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts

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conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)           Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)           No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)           The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)           The Trust Fund shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee).

Section 6.10         Authenticating Agents.

(a)           The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator hereby accepts such appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

(b)           Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)           Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any

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action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.

Section 6.11         Indemnification of the Trustee, the Securities Administrator and the Master Servicer.

Subject to the limitations described in clause (C) of the definition of Available Distribution Amount, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, both in its individual capacity and in its capacity as Trustee hereunder, and Wells Fargo Bank, N.A., both in its individual capacity and in its capacities as Securities Administrator, Certificate Registrar, Paying Agent, Authenticating Agent and Master Servicer hereunder, and each of their respective directors, officers, employees and agents shall be indemnified and held harmless by, and entitled to reimbursement from, the Trust Fund for any claim, loss, liability, damage, cost or expense, including without limitation any reasonable legal fees and expenses and any extraordinary or unanticipated expense, incurred or expended (without negligence or willful misconduct on its or their part) in connection with, (a) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the Purchase Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement, the Custodial Agreement, the Mortgage Loans or other assets of the Trust Fund, or the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (b) the acceptance or administration of the trusts created hereunder, (c) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder, including without limitation (i) complying with any new or updated laws or regulations directly related to the performance by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, of its obligations under this Agreement and (ii) addressing any bankruptcy in any way related to or affecting this Agreement, the Purchase Agreements, the Servicing Agreements, the Custodial Agreement, the Mortgage Loan Purchase and Sale Agreement or any party to such agreements, including, as applicable, all costs incurred in connection with the use of default specialists within or outside Christiana Trust, a division of Wilmington Savings Fund Society, FSB (in the case of Christiana Trust, a division of Wilmington Savings Fund Society, FSB personnel, such costs to be calculated using standard market rates), in the case of the Trustee, or Wells Fargo Bank, N.A. (in the case of Wells Fargo Bank, N.A. personnel, such costs to be calculated using standard market rates), in the case of the Master Servicer and the Securities Administrator. As of the Startup Day, no such indemnifications or expense reimbursements are expected to be paid from the Trust Fund and it is intended that if such payments are ever made that they be characterized for purposes of the REMIC Provisions as "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).

In connection with any claim as to which indemnification is to be sought hereunder:

(i)          the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall give the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall have knowledge thereof; provided that failure of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, to provide such written notice shall not relieve the Trust Fund of the obligation to indemnify the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, under this Section 6.11;

(ii)           while maintaining control over its own defense, the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

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(iii)           notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The indemnification obligations set forth in this Section shall survive the discharge of this Agreement and the termination or resignation of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable.

Section 6.12         Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, Authenticating Agent, the Trustee and the Custodian.

(a)          Compensation for the services of the Securities Administrator, the Certificate Registrar, the Paying Agent and the Authenticating Agent hereunder shall be paid from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

(b)          As compensation for its services hereunder, the Trustee shall be entitled to receive a Trustee fee equal to $3,500 per annum, which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer. Each successor master servicer and each successor trustee hereby agree to be bound by the terms of such agreement. Any costs and expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

(c)          The Master Servicer shall pay, from the Master Servicing Fee, the fees and expenses of the Custodian as specified in the Custodial Agreement, and if the Custodial Agreement is terminated, the Master Servicer shall pay such fees and expenses of any successor custodian pursuant to a new custodial agreement to be entered into among the Depositor, the Seller, the Trustee, the successor custodian and the Master Servicer.

Section 6.13         Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee and the Securities Administrator may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by it pursuant to this Agreement.  The Trustee or the Securities Administrator, as applicable, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14         Events of Default; Trustee to Act; Appointment of Successor.

(a)          The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)          Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.02 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby;

(ii)         Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (viii) below) on

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the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates (or in the case of a breach of its obligation to provide an Item 1123 Certificate, an Assessment of Compliance or an Accountant’s Attestation pursuant to Sections 6.22, 6.23 and 6.24, immediately without a cure period);

(iii)        A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or a Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer;

(iv)        The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property;

(v)         The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(vi)        The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof;

(vii)       If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates;

(viii)      A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates;

(ix)         The purchase or holding of any Certificates by the Master Servicer or any master servicer transferee that is an insured depository institution (as such term is defined in the Federal Deposit Insurance Act) such that the Master Servicer or such master servicer transferee is required to consolidate any assets of the issuing entity on its financial statements under U.S. generally accepted accounting principles;

(x)          Any failure of the Master Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one Business Day.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time as prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed in writing by Certificateholders evidencing either (i) more than

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50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or (ii) 50% of the aggregate Class Principal Amount of the Subordinate Certificates, or upon the occurrence of an Event of Default described in clause (x) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof; provided, however, that in the case of the preceding clause (ii), the Trustee shall provide written notice to all of the Certificateholders within two Business Days of receiving such direction and shall not terminate the Master Servicer if, within 30 days of sending such written notice, the Trustee has received contrary instructions from Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificateholders. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated pursuant to this Section 6.14 shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Trustee shall direct the Depositor to remove the Securities Administrator in accordance with the provisions of Section 6.06(b), and the Depositor promptly upon such direction shall remove the Securities Administrator in accordance therewith.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination. The successor master servicer shall not be required to purchase or reimburse the terminated Master Servicer's Advance receivables. For the avoidance of doubt, to the extent that the terminated Master Servicer and a successor master servicer have each made Advances in respect of the same Mortgage Loan, recovered amounts shall be used to reimburse the terminated Master Servicer and a successor master servicer in the order in which such Advances were made.

When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall promptly give written notice to the Master Servicer upon the Master Servicer’s failure to fund Advances as required under this Agreement.

(b)          On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the written resignation of the Master Servicer pursuant to Section 9.06, the Trustee, unless, in either case, another master servicer shall have been appointed by the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances in accordance with Section 5.04; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be

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considered a default by the Trustee hereunder. The Trustee shall have no responsibility for any act or omission of the Master Servicer other than any act or omission performed by the Trustee in its capacity as a successor master servicer. In addition, the Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee’s capacity as successor master servicer, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for acting as successor master servicer hereunder, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee, subject to Section 6.14(d).

(c)          Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000, which is a Fannie Mae or Freddie Mac-approved master servicer, and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties and liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity, shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.

The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and transferring to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or which should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor master servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor master servicer to cooperate as required by this Agreement, (iii) the failure of the predecessor master servicer to deliver the Mortgage Loan data to the Securities Administrator as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor master servicer. No successor master servicer (other than the Trustee, with respect to the failure of the Trustee to cooperate as set forth in subclause (ii) below) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

Any successor master servicer shall execute and deliver to the Depositor, the Seller and the predecessor master servicer the certification required pursuant to the first sentence of Section 6.20(e).

(d)          In connection with such appointment and assumption of a successor master servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

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(e)          To the extent that the costs and expenses incurred by the Trustee in connection with any alleged or actual default by the Master Servicer, the termination of the Master Servicer, any appointment of a successor master servicer and/or any transfer and assumption of master servicing by the Trustee or any successor master servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual default by the Master Servicer, the evaluation of the potential termination and/or the actual termination of the Master Servicer and the appointment of a successor master servicer and (ii) all Master Servicing Transfer Costs) are not fully and timely reimbursed by the terminated master servicer, then (a) the successor master servicer shall deduct such amounts from any amounts that it otherwise would have paid to the predecessor master servicer in reimbursement of outstanding Advances, and the successor master servicer shall reimburse itself and the Trustee for any unreimbursed costs and expenses, and (b) if the Trustee is not required to be reimbursed by the Master Servicer or if such costs and expenses are not satisfied pursuant to clause (a) within 90 days, then the Trustee and the successor master servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account, subject to the limitations described in clause (C) of the definition of Available Distribution Amount.

Section 6.15         Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16         Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any event of default of a Servicer or the Servicing Administrator under the related Servicing Agreement or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any Advances or any required deposit to the Distribution Account that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any event of default under a Servicing Agreement or Event of Default hereunder arising therefrom shall be deemed to have been remedied for every purpose of the related Servicing Agreement and/or this Agreement, as applicable.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17         Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee (i) so long as the Master Servicer and the Securities Administrator are not the same Person, shall promptly notify the Securities Administrator in writing, and (ii) shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the date when a Responsible Officer of the Trustee has actual knowledge of the occurrence of any Event of Default, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

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Section 6.18         Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Sections 6.16 and 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as Master Servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, (a) determines that the action or proceeding so directed may not lawfully be taken or (b) in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19         Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give prompt written notice thereof to the Master Servicer.

Section 6.20         Preparation of Tax Returns and Other Reports.

(a)           The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof.  If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

(b)           The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Depositor.  The Securities Administrator shall furnish any other information that is required by

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the Code and regulations thereunder to be made available to the Certificateholders.  The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

Section 6.21         Reporting to the Commission.

Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no.”  The Securities Administrator shall be entitled to rely on such representations in preparing and/or filing any such report.

(a)           Reports Filed on Form 10-D.

(i)           Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto.  Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit L hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit L hereto, within 5 calendar days after the related Distribution Date, (1) the parties set forth thereon shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com, with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit I hereto (an “Additional Disclosure Notification”) and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(iii)           After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor for review.  The Securities Administrator will provide a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date. On the 12th calendar day after the related Distribution Date, the Depositor will provide any changes or approval to the Securities Administrator (which may be furnished electronically).  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the filing of the Form 10-D.  No later than the 13th calendar day after the related Distribution Date, a duly authorized representative of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities

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Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 6.21.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 6.21(a) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(b)           Reports Filed on Form 10-K.

(i)           On or prior to the 90th day after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2013, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-K required by the Exchange Act, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, the Custodial Agreement and the related Servicing Agreement, (1) the Item 1123 Certificate for each Servicer, each Additional Servicer, the Master Servicer, the Servicing Administrator and the Securities Administrator as described under Section 6.22, (2)(A) the Assessment of Compliance with servicing criteria for each Servicer, the Custodian, each Servicing Function Participant, the Master Servicer, the Servicing Administrator, the Securities Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”), as described under Section 6.23 and the Custodial Agreement and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (3)(A) the Accountant’s Attestation for each Reporting Servicer, as described under Section 6.24 and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (4) the certification required under Rule 13a-14(d) and 15d-14(d) under the Exchange Act executed by the Depositor (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (1) through (4) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit M hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit M hereto, no later than March 15 following each fiscal year that the Trust Fund is subject to the Exchange Act reporting requirements, commencing in March 2013, (1) the parties set forth on Exhibit M shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with any applicable Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure or information in the Additional Disclosure Notification on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with

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including any Additional Form 10-K Disclosure or information from the Additional Disclosure Notification in Form 10-K pursuant to this paragraph.

(iii)           After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer in charge of securitization of the Depositor shall sign the Form 10-K and related certifications required under the Exchange Act and return an electronic or fax copy of such documents (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodian, the Servicers and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(c)           Reports Filed on Form 8-K.

(i)           Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit N hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit N hereto, for so long as the Trust Fund is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (1) the parties to this transaction shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed in Exhibit N of their duties under this paragraph and will not solicit from such parties any Form 8-K Disclosure Notification.

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(iii)           After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the filing of the Form 8-K. No later than noon (New York City time) on the 4th Business Day after the Reportable Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(c) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties. The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)           Delisting; Amendments; Late Filings.

(i)           If the Depositor determines that the requirements for suspension of the Trust Fund’s Exchange Act reporting requirements set forth in Rule 15d-22(b) of the Exchange Act and any other applicable regulation are satisfied, it shall so notify the Securities Administrator. Following receipt of such notice, the Securities Administrator shall prepare and file a Form 15 Suspension Notification with respect to the Trust Fund under the Exchange Act (a “Form 15”).  Subsequent to the filing of a Form 15, if the Depositor determines that the Trust Fund has once again become subject to the Exchange Act reporting requirements, then it shall promptly notify the Securities Administrator, and the Securities Administrator shall recommence preparing and filing required Exchange Act reports. Prior to January 30 of the following calendar year, the Securities Administrator shall, if directed to do so by the Depositor, in accordance with industry standards, prepare and file a Form 15.

In connection with any direct offering of Certificates by the Depositor, in an offering registered with the Commission, subsequent to the filing of a Form 15 pursuant to the preceding paragraph: (1) the Depositor shall notify the Securities Administrator in writing not less than 10 days prior to the date on which such offering will be made; (2) the Depositor shall cause to be prepared and filed the initial current report on Form 8-K required to be filed in connection with such offering; (3) the Securities Administrator, as directed by the Depositor, shall file a report on Form 10-D for the Distribution Date following the month in which such offering occurs and, thereafter, any reports on forms 8-K, 10-K and 10-D in respect of the Trust Fund as and to the extent required under the Exchange Act, as set forth in this Section (other than the report referred to in clause (2) above); (4) the Depositor shall be responsible for notifying the other parties to the transaction of such offering and that the obligations of such parties to provide information in connection with the Depositor’s  Exchange Act reporting requirements have been reinstated; and (5) the Depositor shall be responsible for all reasonable fees and expenses incurred by the Securities Administrator in connection with such offering, including its review and approval of any offering document and any amendment to any transaction document made in connection with such offering.

(ii)           In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly, but no later than within one Business Day, notify electronically the Depositor.  In the case of

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Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any Distribution Date Statement), additional Form 10-K or Form 8-K disclosure information, the Securities Administrator will electronically notify the Depositor and the affected parties and the Securities Administrator shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer in charge of securitization of the Depositor.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(d) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Notwithstanding anything to the contrary herein, the Securities Administrator shall not file any Form 8-K, Form 10-D or Form 10-K as to which it has received from the Depositor a notice to the effect that, upon review of the proposed filing, the Depositor does not approve of such filing.

(e)          Sarbanes-Oxley Certification Back-up.

In connection with the annual certification to be delivered by the Depositor pursuant to Rules 13a-14d and 15d-14(d) of the Exchange Act, each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall provide, and each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall cause any Servicing Function Participant engaged by it to provide, to the Depositor, by March 15 following each year in which the Trust Fund is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certificate”), in the form attached hereto as Exhibit J (or in such other form attached to the applicable Servicing Agreement), upon which the Depositor and its officers, directors and Affiliates can reasonably rely. In the event that a Servicer, the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certificate to the Depositor pursuant to this Section 6.21(e) with respect to the period of time it was subject to this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be.

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer the Back-Up Certificate as may be required pursuant to the related Servicing Agreement.

Section 6.22         Annual Statements of Compliance.

(a)          The Master Servicer, the Securities Administrator, the Servicing Administrator and each Servicer shall deliver or otherwise make available (and the Master Servicer, the Securities Administrator, the Servicing Administrator and each Servicer shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Securities Administrator on or before March 1 of each year, commencing in March 2013, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar

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year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, the Servicing Agreement or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

(b)          In the event the Master Servicer, the Securities Administrator or any Additional Servicer engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of an Additional Servicer, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 6.22 or as required under such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(c)          The Master Servicer shall enforce any obligation of any Servicer and the Servicing Administrator, to the extent set forth in the related Servicing Agreement, to deliver to the Depositor an Item 1123 Certificate.

Section 6.23         Annual Assessments of Compliance.

(a)         On or before March 1 of each calendar year, commencing in March 2013, the Master Servicer, the Servicing Administrator, the Securities Administrator and each Servicer, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Securities Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.21(b), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

(b)          No later than the end of each fiscal year for the Trust Fund for which a 10-K is required to be filed, each Servicer, the Servicing Administrator and the Master Servicer shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Master Servicer, each Servicer and the Servicing Administrator (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Securities Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation), pursuant to Sections 6.23 and 6.24, of each Servicing Function Participant engaged by it.

(c)          Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Servicing Administrator, the Securities Administrator, a Servicer, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance,

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taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit K or the applicable exhibit to each Servicing Agreement in respect of each Servicer and the Servicing Administrator and notify the Depositor of any exceptions.

(d)          In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 6.23, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers, the Servicing Administrator and the Custodian, to the extent set forth in the related Servicing Agreement or the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.  The Master Servicer shall include all Assessments of Compliance received by it from the Servicers, the Servicing Administrator and the Custodian with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.

(f)          The obligations of each party to provide assessments of compliance and attestations under this Section 6.23 and Section 6.24 shall terminate upon the filing of a Form 15 suspension notice on behalf of the Trust Fund, but shall become effective after such a filing if the Trust Fund is required to continue to file reports under the Exchange Act as contemplated in Section 6.21(d)(i).

Section 6.24         Accountant’s Attestation.

(a)          On or before March 1 of each calendar year, commencing in 2013, the Master Servicer, the Servicing Administrator, the Securities Administrator and each Servicer, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Servicing Administrator, the Securities Administrator, a Servicer or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(b)          Promptly after receipt of each Accountant’s Attestation from the Master Servicer, each Servicer, the Servicing Administrator, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review such reports and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)          The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicers, the Servicing Administrator and the Custodian with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.

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(d)          In the event the Master Servicer, the Servicing Administrator, the Securities Administrator, the Custodian, any Servicer or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, the Custody Agreement or a Servicing Agreement, as the case may be, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 6.24, or other applicable agreement, notwithstanding any such termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers, the Servicing Administrator and the Custodian, to the extent set forth in the related Servicing Agreement and the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the timeframe set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.

Section 6.25         Intention of the Parties and Interpretation; Indemnification.

Each of the parties acknowledges and agrees that the purpose of Sections 6.21, 6.22, 6.23 and 6.24 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) each party shall comply with the reasonable requests made by the Depositor for delivery of such additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Each of the Master Servicer, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by any such party shall indemnify and hold harmless the Depositor and its Affiliates and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any of its obligations hereunder, including particularly its obligations to provide any Statement of Compliance, Assessment of Compliance or Accountant’s Attestation required under Sections 6.22, 6.23 and 6.24, respectively, or any information, data or materials required to be included in any Exchange Act report or (b) any material misstatement or material omission in any Statement of Compliance, Assessment of Compliance, Accountant’s Attestation delivered by it or by any Servicing Function Participation engaged by it pursuant to this Agreement or any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning such party.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or its Affiliates, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Depositor and its Affiliates, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

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ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01         Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)          The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the distribution of proceeds in connection with the exercise of the Clean-up Call and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)          In connection with an exercise of the Clean-up Call, the Trustee, at the direction of the Securities Administrator, shall cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.

(c)          The Depositor, the Master Servicer, each Servicer, the Servicing Administrator, the Securities Administrator and the Custodian shall be reimbursed from the Clean-up Call Price for any Advances, Servicing Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this Agreement, the related Servicing Agreement or the Custodial Agreement prior to distributions to any Certificateholder.

(d)          On any date on which the Aggregate Stated Principal Balance is less than ten percent (10%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Master Servicer may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price. The Master Servicer shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(d) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions. The Depositor, the Securities Administrator and the Trustee hereby consent to any such exercise.

Section 7.02         Procedure Upon Redemption and Termination of Trust Fund.

(a)           If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each Certificateholder.  Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified.  The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.

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Upon termination of the Trust Fund, the Securities Administrator shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)           In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)           Any reasonable expenses incurred by the Securities Administrator or the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03         Additional Trust Fund Termination Requirements.

(a)           Any termination of the Trust Fund in connection with the Clean-up Call or involving any other sale of assets of the Trust Fund prior to the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund shall be effected in accordance with the following additional requirements, unless the Securities Administrator and the Trustee receive an Opinion of Counsel (at the expense of the party exercising any right of termination), addressed to the Securities Administrator and the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)           Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification that a party intends to exercise its option to cause the termination of the Trust Fund, the Trustee, at the direction of the Securities Administrator, shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions, in the form prepared and provided by the party exercising its termination right in connection with a Clean-up Call or by the Depositor in connection with any other termination of the Trust Fund;

(ii)           Any sale of the Mortgage Loans upon the exercise of a Clean-up Call shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the Mortgage Loans to the purchaser thereof as instructed by the party exercising the Clean-up Call;

(iii)           On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for payment of any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

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(iv)           In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)           By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee at the direction of the Securities Administrator under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or any Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01         Limitation on Rights of Holders.

(a)           The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee, the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)           No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless, except as otherwise specified herein, the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02         Access to List of Holders.

(a)           If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a

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request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)           If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)           Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03         Acts of Holders of Certificates.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

(c)           The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

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ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01         Duties of the Master Servicer; Enforcement of Servicer’s and Master Servicer’s Obligations.

(a)          The Master Servicer, on behalf of the Trustee and the Certificateholders shall, from and after the Closing Date, monitor the performance of the Servicers and the Servicing Administrator under the Servicing Agreements. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall consult with each Servicer and the Servicing Administrator as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each Servicer and shall enforce the obligation of each Servicer and the Servicing Administrator duly and punctually to perform and observe the covenants, duties, obligations and conditions to be performed or observed by such Servicer or the Servicing Administrator under the related Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer’s servicing activities and the activities of the Servicing Administrator with respect to each related Mortgage Loan in respect of the provisions of the applicable Servicing Agreement, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by or on behalf of the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and with respect to which the Master Servicer shall have no obligation to confirm or verify) and coordinate corrective adjustments to the records of each Servicer and the Master Servicer, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 4.02, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each Servicer to the Distribution Account pursuant to the related Servicing Agreement. The Master Servicer shall, in accordance with each Servicing Agreement, oversee matters relating to the servicing of defaulted Mortgage Loans, including approving certain Mortgage Loan modifications, reviewing environmental reports related to foreclosed Mortgage Properties to determine whether to proceed with a foreclosure, approving certain actions relating to the management of REO Property and approving the release of the original borrower of a Mortgage Loan in connection with Mortgage Loan assumptions. The Master Servicer shall not approve any modification of a Mortgage Loan to extend the maturity date of such Mortgage Loan past the Latest Possible Maturity Date of the Certificates. In its review of the activities of any Servicer and the Servicing Administrator, the Master Servicer may rely upon an Officer’s Certificate of such Servicer or the Servicing Administrator (or similar document signed by an officer of such Servicer or the Servicing Administrator), and such Servicer’s or the Servicing Administrator’s Assessment of Compliance and related Accountant’s Attestation or other accountants’ report provided to the Master Servicer pursuant to the related Servicing Agreement, with regard to such Servicer’s or the Servicing Administrator’s compliance with the terms of its Servicing Agreement. Subject to Section 9.08, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of any Servicer or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of any Servicer.

Upon the occurrence of an event that, unless cured, would constitute grounds for termination of a Servicer under the related Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Depositor thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such event of default shall be continuing, the Master Servicer may, and shall, if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; and/or (iii) waive any such default under the Servicing Agreement or take any other action with respect to such

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default as is permitted thereunder. Notwithstanding the immediately preceding sentence, if the event of default is the failure of a Servicer or the Servicing Administrator to remit any payment required to be made under the terms of the applicable Servicing Agreement, and such failure continues unremedied for the duration of the applicable grace period, then the Master Servicer shall terminate all of the rights and powers of such Servicer or the Servicing Administrator pursuant to the applicable provisions of the related Servicing Agreement, unless any waiver described under Section 6.16 shall have been obtained; provided that, upon the occurrence of such an event of default by the Servicing Administrator, the Master Servicer may, at its option, terminate all of the rights and powers of Cenlar FSB pursuant to the Cenlar FSB Servicing Agreement unless such a waiver has been obtained.

(b)          Upon any termination by the Master Servicer of the rights and powers of a Servicer or the Servicing Administrator pursuant to the related Servicing Agreement, the rights and powers of the Servicer or the Servicing Administrator with respect to the related Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer or the Servicing Administrator in its capacity as Servicer or Servicing Administrator with respect to such Mortgage Loans under the related Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee, such consent not to be unreasonably withheld, a successor to the Servicer or the Servicing Administrator; provided that, with respect to the appointment of a successor servicer, in accordance with the applicable provisions of the related Servicing Agreement, such successor servicer shall be a Fannie Mae- or Freddie Mac-approved Person that is a member in good standing of MERS; provided, further, that no Trustee consent shall be required if the successor servicer or successor servicing administrator is a Person that was a Servicer on the Closing Date; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer or a successor servicing administrator (including the Master Servicer). Upon appointment of a successor servicer or successor servicing administrator, as authorized under this Section 9.01(b), unless the successor servicer or successor servicing administrator shall have assumed the obligations of the terminated Servicer or the terminated Servicing Administrator, as applicable, under such Servicing Agreement, the Master Servicer, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Servicing Agreement or into an agreement with such successor servicing administrator in a form mutually agreed upon by the parties thereto. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer or successor servicing administrator as it and such successor shall agree. The Master Servicer in its sole discretion shall have the right to agree to compensation of a successor servicer in excess of that permitted to a Servicer under the Servicing Agreements if such increase is, in its good faith and judgment, necessary or advisable to engage a successor servicer. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be liable for any Servicing Fee or for any differential between the amount of the Servicing Fee paid to the original servicer and the amount necessary to induce any successor servicer to act as successor servicer hereunder.  To the extent the successor servicer assumes the obligations of the terminated Servicer under the applicable Servicing Agreement, the Master Servicer may amend such Servicing Agreement to effect such change to the Servicing Fee without the consent of the Certificateholders.

The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer or the Servicing Administrator, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or the servicing administration by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer or terminated Servicing Administrator, as applicable, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are not received by the Master Servicer within 30 days of the Master Servicer's request for reimbursement therefor, from the Trust Fund, as provided in Section 9.04. To the extent the Master Servicer recovers amounts described in (i)-(iii) above subsequent to its reimbursement from the Trust Fund pursuant to (iv) above, then the Master Servicer promptly will reimburse such amounts to the Trust Fund.

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If the Master Servicer assumes the servicing or servicing administration with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer or the Servicing Administrator being replaced or for the errors or omissions of such Servicer or the Servicing Administrator.

(c)          Upon any termination of the rights and powers of any Servicer or the Servicing Administrator pursuant to the applicable Servicing Agreement, the Master Servicer shall promptly notify the Trustee, the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider, specifying in such notice that the Master Servicer or any successor servicer or successor servicing administrator, as the case may be, has succeeded the Servicer or the Servicing Administrator, as applicable, under the related Servicing Agreement, which notice shall also specify the name and address of any such successor servicer or successor servicing administrator .

Section 9.02         Assumption of Master Servicing by Trustee.

(a)          In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon, in accordance with the terms of Section 6.14 hereof, assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint as successor master servicer a Fannie-Mae or Freddie Mac-approved servicer that is acceptable to the Depositor and each Rating Agency. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the replaced Master Servicer’s interest herein and, with respect to each Servicing Agreement, shall be deemed to have assumed all of the replaced Master Servicer's interest therein to the same extent as if such Servicing Agreement had been assigned to the assuming party; provided that the replaced Master Servicer shall not thereby be relieved of any liability or obligations of such replaced Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee or any successor master servicer therefor, and hereby agrees to indemnify and hold harmless the Trustee or any successor master servicer from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee or any successor master servicer as a result of such liability or obligations of the replaced Master Servicer and in connection with the Trustee’s or such successor master servicer’s assumption (but not its performance, except to the extent that costs or liability of the Trustee or any successor master servicer are created or increased as a result of negligent or wrongful acts or omissions of the replaced Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)          The replaced Master Servicer shall, upon request of the Trustee but at the expense of such replaced Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it, and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

Section 9.03         Representations, Warranties and Covenants of the Master Servicer.

(a)          The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)          it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)         the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or

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bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)        this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)        the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)         the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)        no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)       the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

(viii)      no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)         the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)          It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer shall indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) or any failure by the Master Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section 9.03(b) constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

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Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section 9.03(b) shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or written notice thereof by any one of such parties to the other parties.

The Master Servicer shall not be responsible for the validity, priority, perfection or sufficiency of the security of the Certificates issued or intended to be issued hereunder.

(c)          The Master Servicer covenants and agrees that it shall not hold or purchase any Certificate if its holding or purchase of such Certificate (or interest therein) would cause the Master Servicer to be required to consolidate any assets of the Trust Fund on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Master Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Master Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Master Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Master Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.03(c) and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Master Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Master Servicer. The terms and conditions of any sale under this Section 9.03(c) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Master Servicer shall indemnify and hold harmless the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase by the Master Servicer resulting in a Consolidation.

(d)          The Master Servicer covenants and agrees that it shall not transfer its master servicing rights and duties under this Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”, and any such insured depository institution in such capacity, a “master servicer transferee”) unless the Master Servicer shall have received a representation from the master servicer transferee that the acquisition of such master servicing rights and duties will not cause the master servicer transferee to be required to Consolidate any assets of the Trust Fund on its financial statements. Any master servicer transferee shall be deemed to have represented by virtue of its acquisition of such master servicing rights and duties that such acquisition will not cause Consolidation. Any master servicer transferee whose acquisition of such master servicing rights and duties was effected in violation of the restrictions in this Section 9.03(d) shall indemnify and hold harmless the Master Servicer, the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

Section 9.04         Compensation to the Master Servicer.

The Master Servicer shall be entitled to be paid from the Trust Fund, and shall either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) all amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount” and (iii) in accordance with the second paragraph of Section 9.01(b), the cost of any enforcement action taken by it under Section 9.01 hereof, including, without limitation, any costs incurred in connection

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with the termination of a Servicer or the Servicing Administrator, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or servicing administration by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

In addition, the Depositor agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

Section 9.05         Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or any Affiliate thereof whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $15,000,000.

Section 9.06         Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and such conflict cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

Section 9.07         Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a

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successor master servicer, the entire amount of the Master Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor master servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein, and of the Custodian, as provided in the Custodial Agreement.

Section 9.08         Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers under this Agreement.

Section 9.09         Indemnification; Third-Party Claims.

In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer agrees to indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 9.10         Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and

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the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

ARTICLE X

REMIC ADMINISTRATION

Section 10.01         REMIC Administration.

(a)           REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made by the Trustee at the direction of the Securities Administrator on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

(b)           The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code.  The “latest possible maturity date” for each REMIC for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

(c)           The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account; provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports required under Section 6.20 and this Section.

(d)           The Securities Administrator shall prepare and file, and the Trustee shall sign, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.  In preparing such returns, the Securities Administrator shall, with respect to each REMIC created hereunder other than the Upper-Tier REMIC (each such REMIC, a “Non-Upper-Tier REMIC”):  (i) treat the accrual period for interests in such Non-Upper-Tier REMIC as the calendar month; (ii) account for distributions made from such Non-Upper-Tier REMIC as made on the first day of each succeeding calendar month; (iii) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (iv) account for income and expenses related to such Non-Upper-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Non-Upper-Tier REMIC.

(e)           The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such

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information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)           The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall, to the extent within their knowledge and control, take such actions as may be necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status.  None of the Trustee, the Securities Administrator, the Master Servicer or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or not to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not cause an Adverse REMIC Event.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the other Residual Certificateholders.  The Trustee, the Securities Administrator and the Master Servicer may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee, Securities Administrator or the Master Servicer.

(g)           Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Securities Administrator or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)           The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)           No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)           None of the Trustee, the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)           The Holder (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) of the Class LT-R Certificate is hereby designated as “tax matters person” with respect to the Lower-Tier REMIC and the Holder of the Class R Certificate (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) is hereby designated as “tax matters person” with respect to the Upper-Tier REMIC and each such Holder shall be deemed by the acceptance of its Certificate to have appointed the Securities Administrator to act as its agent to perform the duties of the “tax matters person” for each such REMIC.

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Section 10.02         Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a repurchase of Mortgage Loans pursuant to Article II of this Agreement or (v) a sale of a Mortgage Loan to a governmental entity acquiring such Mortgage Loan through the exercise of its power of eminent domain pursuant to Section 2.08 of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b) adversely affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

Section 10.03         Indemnification With Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by either the Securities Administrator or the Master Servicer of its duties and obligations set forth herein, the Securities Administrator or the Master Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Securities Administrator nor the Master Servicer shall be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator or the Master Servicer, as applicable, has relied.  Notwithstanding the foregoing, however, in no event shall the Securities Administrator or the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Servicing Agreement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator or the Master Servicer, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

Section 10.04         REO Property.

(a)          Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit any Servicer to rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

(b)          The Depositor shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received an extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If such an extension has not been received and the

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Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund, or if such an extension has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01         Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02         Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 11.03         Amendment.

(a)           This Agreement may be amended from time to time by written agreement between the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions, (v) if necessary in order to avoid a violation of any applicable law or regulation or (vi) if a TIA Applicability Determination has been made, to modify, eliminate or add to the provisions of this Agreement to the extent necessary to (A) effect the qualification of this Agreement under the TIA or under any similar federal statute and to add any other provisions as may be expressly required by the TIA, and (B) modify other provisions of this Agreement to the extent necessary to make such provisions consistent with, and conform to, the modifications made pursuant to clause (A); provided that, with respect to clause (vi), the parties hereto are deemed to have agreed, to the extent permitted under the TIA, that this Agreement expressly excludes any non-mandatory provisions under the TIA that (x) would conflict with the provisions of this Agreement or (y) increase the obligations, liabilities or scope of responsibility of any party hereto.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Agreement and, with respect to an amendment effected pursuant to clause (v) above, to the effect that such amendment is necessary in order to avoid a violation of such applicable law.

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(b)           This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)           Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and each Rating Agency through the Rule 17g-5 Information Provider. The Securities Administrator and the Certificate Registrar shall cooperate with the Trustee in connection with the Trustee's obligations under this Section 11.03.

(d)           It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)           Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement. In addition, none of the Trustee, the Master Servicer, the Securities Administrator or the Depositor shall consent to any amendment to any Servicing Agreement unless prior written notice of the substance of such amendment has been delivered to each Rating Agency through the Rule 17g-5 Information Provider.

(f)           Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement.  The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement.

Section 11.04         Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

Section 11.05         Provision of Information.

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(a)           For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)           The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the written request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K, Form 10-D or Form 10-K (or other prescribed form) filed with the Securities and Exchange Commission pursuant to Section 6.21 and (ii) a copy of any other document incorporated by reference in the Prospectus.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)          On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention:  Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

Section 11.06         Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.07         Notices.

(a)          All demands, notices and communications required to be delivered to the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator or the Certificate Registrar hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

For posting by the Rule 17g-5 Information Provider:

rmbs17g5informationprovider@wellsfargo.com

In the case of the Depositor:

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Facsimile number (415) 381-1773
Electronic mail address: Sequoia.Notices@redwoodtrust.com
Attention: Sequoia Mortgage Trust 2012-4

In the case of the Seller:

Redwood Residential Acquisition Corporation

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One Belvedere Place, Suite 330
Mill Valley, CA 94941
Facsimile number (415) 381-1773
Electronic mail address: Sequoia.Notices@redwoodtrust.com
Attention: Sequoia Mortgage Trust 2012-4

In the case of the Master Servicer and the Securities Administrator:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046

(or, for overnight deliveries:
9062 Old Annapolis Road
Columbia, Maryland 21045)

Telephone number: (410) 884-2000
Facsimile number: (410) 715-2380
Attention: Client Manager — Sequoia Mortgage Trust 2012-4

In the case of the Certificate Registrar:

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Facsimile number: 1-866-614-1273
Electronic mail address: g=cts-spg-team-a-5@wellsfargo.com
Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4

In the case of the Trustee:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB
500 Delaware Avenue, 11th Floor
Wilmington, DE 19801
Attention: Corporate Trust

Any such demand, notice or communication shall be deemed to have been received on the date delivered to the premises of the addressee and (A) if delivered by registered mail, overnight courier, or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (B) if delivered by electronic mail, when sent to the address specified above, provided no error or rejection message has been received by the sender.

(b)          Notices to any Certificateholder shall be deemed to be duly given by any party hereto (i) in the case of any holder of a Definitive Certificate, on the date mailed, first class postage prepaid, to the address of such holder as included on the certificate register, or (ii) in the case of any book-entry certificate, on the date when such notice or communication is delivered to the Clearing Agency, it being understood that the Clearing Agency shall give such notices and communications to the related underlying participants in accordance with its applicable rules, regulations and procedures.

All notices or communications to Certificateholders shall also be posted and made available to all Certificateholders, whether definitive or book-entry, as well as the Depositor, the Master Servicer, the Securities Administrator and the Trustee, by the Securities Administrator on the Securities Administrator website located at www.ctslink.com. Unless otherwise expressly provided for herein, all notices and

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communications required to be delivered hereunder shall be delivered to such parties and Certificateholders and posted by the Securities Administrator on the Securities Administrator 's website, in each instance, as soon as reasonably practicable.

(c)          The Depositor hereby covenants that it shall provide written notice to the Trustee, which written notice may be via electronic mail, once the Servicers have furnished to the Mortgagors, in accordance with the applicable Servicing Agreements, the notices required to be furnished under Section 404 of the Helping Families Save Their Homes Act of 2009, as amended and in effect from time to time.

Section 11.08         Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.09         Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 11.10         Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 11.11         Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 11.12         Special Notices to the Rating Agencies.

(a)           The Depositor shall give prompt notice to each Rating Agency through the Rule 17g-5 Information Provider of the occurrence of any of the following events of which it has notice:

(i)          any amendment to this Agreement pursuant to Section 11.03, including prior advance written notice of any amendment to this Agreement pursuant to Section 11.03(a);

(ii)         any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)        the occurrence of any Event of Default and any waiver of any Event of Default pursuant to Section 6.14;

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(iv)        any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)         the termination of any successor to any Master Servicer pursuant to Section 6.14;

(vi)        the making of a final payment pursuant to Section 7.01; and

(vii)       any termination of the rights and obligations of a Servicer or the Servicing Administrator under any Servicing Agreement and any transfer of servicing or servicing administration under any Servicing Agreement.

(b)           All notices to the Rating Agency provided for in this Section shall be in writing and sent first to the Rule 17g-5 Information Provider and then by first class mail, telecopy, electronic mail or overnight courier, as follows:

If to Fitch, to:

Fitch, Inc.

One State Street Plaza, 28th Floor

New York, NY 10004

Attn: SEMT 2012-4

If to KBRA, to:

Kroll Bond Rating Agency, Inc.

599 Lexington Avenue

New York, NY 10022

Electronic Mail: mbssurveillance@krollbondratings.com

Attention: RMBS Surveillance

If to Moody’s, to:

Moody’s Investors Service

7 World Trade Center @ 250 Greenwich St.

New York, NY 10007

Electronic Mail: servicerreports@moodys.com

Attn: Residential Mortgages

(c)           The Securities Administrator shall provide or make available to each Rating Agency through the Rule 17g-5 Information Provider reports prepared pursuant to Section 4.02 and the reports filed on Form 10-K pursuant to Section 6.21(b)(i)(1) through (4).  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency through the Rule 17g-5 Information Provider such information as each Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator; provided, the Securities Administrator shall not be required to post to the Rule 17g-5 Website any information previously posted to and available on the Securities Administrator’s website.

Section 11.13         Conflicts.

To the extent that the terms of this Agreement conflict with the terms of any Servicing Agreement, the related Servicing Agreement shall govern.

Section 11.14         Counterparts.

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This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 11.15	No Petitions.

The Trustee and the Master Servicer, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

SEQUOIA RESIDENTIAL FUNDING, INC.,

as Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

CHRISTIANA TRUST, a division of

Wilmington Savings Fund Society, FSB,

as Trustee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	AVP

WELLS FARGO BANK, N.A.,

as Master Servicer

By:	/s/ Sandra Whalen
Name:	Sandra Whalen
Title:	Vice President

WELLS FARGO BANK, N.A.,

as Securities Administrator and Rule 17g-5 Information Provider

By:	/s/ Sandra Whalen
Name:	Sandra Whalen
Title:	Vice President

Solely for purposes of Section 2.04 and Section 2.06(b)

accepted and agreed to by:

REDWOOD RESIDENTIAL ACQUISITION CORPORATION,

as Seller

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Authorized Officer

Solely for purposes of Section 2.07

accepted and agreed to by:

SEQUOIA MORTGAGE FUNDING CORPORATION,

as Controlling Holder

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Authorized Officer

EXHIBIT A

FORMS OF CERTIFICATES

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

A-1

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class A-1	Principal Amount of this
Certificates: $100,000,000	Certificates: $100,000,000

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AA0

A-2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-3

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-4

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class of A-IO1 Certificates or any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

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The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-6

The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-8

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-9

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

A-10

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class A-2	Principal Amount of this
Certificates: $100,000,000	Certificates: $100,000,000

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AB8

A-11

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-12

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-13

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class of A-IO1 Certificates or any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

A-14

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-15

The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-16

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-17

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-18

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

A-19

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-3

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class A-3	Principal Amount of this
Certificates: $90,357,000	Certificates: $90,357,000

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AC6

A-20

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-21

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-22

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class of A-IO1 Certificates or any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

A-23

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-24

The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-25

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-26

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-27

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

A-28

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO1

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class A-IO1	Notional Amount of this
Certificates: $290,357,000	Certificates: $290,357,000

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AD4

A-29

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class A-IO1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-30

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-31

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

A-32

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-33

The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-34

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-35

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-36

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

A-37

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class A-IO2	Notional Amount of this
Certificates: $100,000,000	Certificates: $100,000,000

Certificate Interest Rate: 0.50%	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AE2

A-38

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class A-IO2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-39

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-40

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

A-41

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-42

The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-43

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-44

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-45

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

A-46

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO3

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class A-IO3	Notional Amount of this
Certificates: $90,357,000	Certificates: $90,357,000

Certificate Interest Rate: 1.431%	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AF9

A-47

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class A-IO3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-48

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-49

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

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The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

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The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-53

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-54

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

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ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-1	Principal Amount of this
Certificates: $9,709,000	Certificates: $9,709,000

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AG7

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-57

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-58

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

A-59

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

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The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-62

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-63

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

A-64

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-2	Principal Amount of this
Certificates: $5,482,000	Certificates: $5,482,000

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AH5

A-65

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-66

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-67

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

A-68

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-69

The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-70

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-71

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-72

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

A-73

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-3	Principal Amount of this
Certificates: $2,819,000	Certificates: $2,819,000

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AJ1

A-74

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-75

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-76

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

A-77

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-78

The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-79

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-80

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-81

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

A-82

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

A-83

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-4	Principal Amount of this
Certificates: $1,566,000	Certificates: $1,566,000

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AK8

A-84

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-85

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-86

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

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The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-88

The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-89

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-90

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-91

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

A-92

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

A-93

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-5

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-5	Principal Amount of this
Certificates: $3,292,625	Certificates: $3,292,625

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AL6

A-94

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-95

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-96

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

A-97

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

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The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-99

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-100

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-101

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

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NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

A-103

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this
Certificate: 100%

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AM4

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THIS CERTIFIES THAT BARCLAYS CAPITAL INC. is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-105

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-106

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

A-107

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

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The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-109

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-110

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-111

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

A-112

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS LT-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS LT-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS LT-R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this
Certificate: 100%

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2012

Final Scheduled Distribution
Date: September 2042

NUMBER 1	CUSIP: 81744V AN2

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THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-116

SEQUOIA MORTGAGE TRUST 2012-4

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-3, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

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The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-4 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

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The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-3, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-119

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ______________________________________________
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-120

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number __________________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-121

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
) ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.	That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.	That the Purchaser’s Taxpayer Identification Number is [ ].

3.	That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.

That the Purchaser is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate.

5.	That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

B-1

6.	That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.	That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.	That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.	That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

10.	That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Depositor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.	The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.	That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.	That the Purchaser consents to the designation of the Securities Administrator to act as

B-2

agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Agreement.

B-3

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:
Name:
Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________ 20__.

B-4

EXHIBIT C

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

____________________________

Date

Re:	Sequoia Mortgage Trust 2012-4

Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

 _______________________________

Name:

Title:

C-1

EXHIBIT D

FORM OF CUSTODIAL AGREEMENT

Refer to Exhibit 10.11

D-1

EXHIBIT E-1

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:	Sequoia Mortgage Trust 2012-4

Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount or Class Notional Amount, as applicable, of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters, the Depositor and the Certificate Registrar.

[Name of Transferor]

By:
Name:
Title:

Dated: ___________, ____

E-1-1

EXHIBIT E-2

FORM OF PURCHASER’S LETTER FOR
QUALIFIED INSTITUTIONAL BUYER

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates, Class [___] (the “Restricted Certificates”), we confirm that:

(1)	We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, in the case of (B) or (D) above, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)	We understand that, in connection with any proposed resale of any Restricted Certificates to QIB, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)	We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)	We are a QIB and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is a QIB) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

E-2-1

(6)	If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

E-2-2

EXHIBIT F

FORM OF PURCHASER’S LETTER FOR
INSTITUTIONAL ACCREDITED INVESTOR

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates, Class [___], (the “Restricted Certificates”), we confirm that:

(1)	We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)	We understand that, in connection with any proposed resale of any Restricted Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)	We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)	We are an Institutional Accredited Investor and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

(6)	If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan

F-1

may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

F-2

EXHIBIT G

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

The undersigned, being first duly sworn, deposes and says as follows:

1.      The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.      The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar or the Trustee to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

[Investor]

By:
Name:
Title:

ATTEST:

G-1

STATE OF	)
) ss.:
COUNTY OF	)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

______________________________

NOTARY PUBLIC

My commission expires the

_____ day of __________ 20___.

G-2

EXHIBIT H-1

LIST OF PURCHASE AGREEMENTS

1.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and American Pacific Mortgage Corporation, as modified by the related Acknowledgement.

2.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between RRAC and Benchmark Bank, as modified by the related Acknowledgement.

3.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Cole Taylor Bank, as modified by the related Acknowledgement.

4.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Colonial Savings, F.A., as modified by the related Acknowledgement.

5.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between RRAC and Cornerstone Mortgage Company, as modified by the related Acknowledgement.

6.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Embrace Home Loans, Inc., as modified by the related Acknowledgement

7.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of April 1, 2012, between RRAC and Evergreen Moneysource Mortgage Company dba Evergreen Home Loans, as modified by the related Acknowledgement.

8.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and First Choice Loan Services, Inc., as modified by the related Acknowledgement.

9.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation (“RRAC”) and First Republic Bank, as modified by the related Acknowledgement.

10.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of March 16, 2012, between Barclays Bank PLC and First Republic Bank, as modified by the related Acknowledgement.

11.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between RRAC and Flagstar Capital Markets Corporation, as modified by the related Acknowledgement.

12.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Franklin American Mortgage Company, as modified by the related Acknowledgement.

13.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Fremont Bank, as modified by the related Acknowledgement.

14.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Fulton Bank, National Association, as modified by the related Acknowledgement.

15.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and GuardHill Financial Corporation, as modified by the related Acknowledgement.

16.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2012, between RRAC and Guild Mortgage Company, as modified by the related Acknowledgement.

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17.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and The Huntington National Bank, as modified by the related Acknowledgement.

18.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2012, between RRAC and Megastar Financial Corporation, as modified by the related Acknowledgement.

19.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Monarch Bank, as modified by the related Acknowledgement.

20.	Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

21.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Plaza Home Mortgage, Incorporated, as modified by the related Acknowledgement.

22.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between RRAC and PrimeLending, a PlainsCapital Company, as modified by the related Acknowledgement.

23.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and Provident Savings Bank, as modified by the related Acknowledgement.

24.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Simonich Corporation, dba Bank of Commerce Mortgage, as modified by the related Acknowledgement.

25.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between RRAC and Sterling Savings Bank, as modified by the related Acknowledgement.

26.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Stifel Bank and Trust, as modified by the related Acknowledgement.

27.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2012, between RRAC and Umpqua Bank, as modified by the related Acknowledgement.

28.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and United Shore Financial Services, LLC, as successor in interest to Shore Financial Services, Inc., as modified by the related Acknowledgement.

29.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2011, between RRAC and Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A., as modified by the related Acknowledgement.

H-2

EXHIBIT H-2

LIST OF SERVICING AGREEMENTS

1.	Flow Mortgage Loan Servicing Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation (“RRAC”) and Cenlar FSB, as amended by Amendment No. 1 to the Flow Mortgage Loan Servicing Agreement, dated November 3, 2011, and as modified by the related Acknowledgement.

2.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between RRAC and First Republic Bank, as modified by the related Acknowledgement.

3.	Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

H-3

EXHIBIT I

ADDITIONAL DISCLOSURE NOTIFICATION

Additional Disclosure Notification

Wells Fargo Bank, N.A., as securities administrator

Fax: 443-367-3307

Email: cts.sec.notifications@wellsfargo.com

Sequoia Residential Funding, Inc.

Fax: 415-381-1773

Email: Sequoia.Notices@redwoodtrust.com

Attn: Corporate Trust Services—Sequoia Mortgage Trust 2012-4, Mortgage Pass-Through Certificates, Series 2012-4—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section 6.21[(a)][(b)][(c)] of the Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, with respect to Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificate, the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By:

Name:

Title:

I-1

EXHIBIT J

BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATE

Sequoia Mortgage Trust 2012-4 (the “Trust”)

Mortgage Pass-Through Certificates

Re:          The Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates.

I, __________________________, the _________________________ of [NAME OF COMPANY] (the “Company”) certify to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)     I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust Fund;

(2)     To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Company’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

(3)     To my knowledge, the distribution information required to be provided by the Company under the Pooling and Servicing Agreement has been provided to the Securities Administrator for inclusion in the Reports is included in the Reports;

(4)      I am responsible for reviewing the activities performed by the Company under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the assessment of compliance of the Company required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Company has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

(5)     The report on assessment of compliance with servicing criteria applicable to the Company for asset-backed securities of the Company and each Subcontractor utilized by the Company and the related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Company has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), subservicer(s), custodian(s)]

Date:

By:

[Signature]

[Title]

J-1

EXHIBIT K

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The Assessment of Compliance to be delivered by the parties listed in the table below shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” for each such party:

Regulation AB Reference	Servicing Criteria	Master Servicer	Securities Administrator	Custodian

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

K-1

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X

1122(d)(2)(v)	Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes,		X

K-2

distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.			X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements			X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	N/A	N/A	N/A

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	N/A	N/A	N/A

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	N/A	N/A	N/A

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	N/A	N/A	N/A

K-3

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	N/A	N/A	N/A

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A	N/A	N/A

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	N/A	N/A	N/A

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

K-4

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A	N/A

K-5

EXHIBIT L

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible

Item 1: Distribution and Pool Performance Information

Information included in the Distribution Date Statement	Master Servicer Securities Administrator
Any information required by 1121 which is NOT included on the Distribution Date Statement	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor

▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor

▪ Depositor	Depositor

▪ Trustee	Trustee

▪ Securities Administrator	Securities Administrator

▪ Master Servicer	Master Servicer

▪ Custodian	Custodian

▪ 1110(b) Originator	Depositor

▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)

▪ Any other party contemplated by 1100(d)(1)	Depositor

Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by

Depositor

L-1

the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible

Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Securities Administrator Trustee

Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator Trustee

Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*

▪ Determining applicable disclosure threshold	Depositor

▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

Item 1115(b) – Derivative Counterparty Financial Information*

▪ Determining current maximum probable exposure	Depositor

▪ Determining current significance percentage	Depositor

▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

L-2

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible

Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Distribution Date Statement to Certificateholders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

L-3

EXHIBIT M

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible

Item 1B: Unresolved Staff Comments	Depositor

Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K

Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets

Significant Obligor Financial Information*	Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information

▪ Determining applicable disclosure threshold	Depositor

▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Reg AB Item 1115(b): Derivative Counterparty Financial Information

▪ Determining current maximum probable exposure	Depositor

▪ Determining current significance percentage	Depositor

▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

M-1

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor as to (a) Trustee as to (b)
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor

M-2

▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible

Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor

M-3

▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

M-4

EXHIBIT N

ADDITIONAL FORM 8-K DISCLOSURE

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custody agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties (as to themselves)

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custody agreement.

All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	Depositor

N-1

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Distribution Date Statements to the certificateholders.

Depositor Master Servicer Securities Administrator

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Securities Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Securities Administrator/Depositor/ Servicer (as to itself)/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor

N-2

Reg AB disclosure about any new Trustee is also required.	Depositor/Securities Administrator

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

Depositor/Securities Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Securities Administrator

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

N-3

EXHIBIT O

FORM OF CERTIFICATION FOR NRSROs AND DEPOSITOR

[Date]

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: RMBS – SEMT 2012-4

Attention:	Sequoia Mortgage Trust 2012-4,

Mortgage Pass-Through Certificates, Series 2012-4

In accordance with the requirements for obtaining certain information pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to the above-referenced certificates (the “Certificates”), the undersigned hereby certifies and agrees as follows:

With respect to any Nationally Recognized Statistical Rating Organization (“NRSRO”):

1.	The undersigned, an NRSRO, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e).
2.	The undersigned has access to the Depositor's 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor's 17g-5 website shall also be applicable to information obtained from the Rule 17g-5 Website.
3.	The undersigned shall be deemed to have recertified to the provisions herein each time it accesses any information on the Rule 17g-5 Website maintained by the Securities Administrator.

With respect to the Depositor:

1.	The undersigned is the Depositor under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

O-1

SCHEDULE A

MORTGAGE LOAN SCHEDULE

Schedule A-1

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	10’00383	0.002500			9999999		1010003518	1	1	0
2	1000383	0.002500			9999999		1010003682	1	1	0
3	1000383	0.002500			9999999		1010004166	1	1	0
4	1000383	0.002500			9999999		1010004816	1	1	0
5	1000383	0.002500			9999999		1000004194	1	1	0
6	1000383	0.002500			9999999		1000003875	1	1	0
7	1000383	0.002500			9999999		1000004018	1	1	0
8	1000383	0.002500			9999999		1290004566	1	1	0
9	1000383	0.002500			1000312		1300003070	1	1	0
10	1000383	0.002500			1000312		1300003839	1	1	0
11	1000383	0.002500			1000312		1300004185	1	1	0
12	1000383	0.002500			1000312		1300002480	1	1	0
13	1000383	0.002500			1000312		1300002506	1	1	0
14	1000383	0.002500			1000312		1300003442	1	1	0
15	1000383	0.002500			1000312		1300003728	1	1	0
16	1000383	0.002500			1000312		1300003501	1	1	0
17	1000383	0.002500			1000312		1300003824	1	1	0
18	1000383	0.002500			1000312		1300003778	1	1	0
19	1000383	0.002500			9999999		1650002308	1	1	0
20	1000383	0.002500			9999999		1650002986	1	1	0
21	1000383	0.002500			9999999		1650003436	1	1	0
22	1000383	0.002500			9999999		1650003948	1	1	0
23	1000383	0.002500			9999999		1650003971	1	1	0
24	1000383	0.002500			9999999		1090004601	1	1	0
25	1000383	0.002500			9999999		1950004236	1	1	0
26	1000383	0.002500			9999999		1950004663	1	1	0
27	1000383	0.002500			9999999		1950004721	1	1	0
28	1000383	0.002500			9999999		1600003769	1	1	0
29	1000383	0.002500			9999999		1600004010	1	1	0
30	1000383	0.002500			9999999		1950004078	1	1	0
31	1000383	0.002500			9999999		1950004410	1	1	0
32	1000383	0.002500			9999999		1070004486	1	1	0
33	1000383	0.002500			9999999		1070004391	1	1	0
34	1000383	0.002500			9999999		1070003931	1	1	0
35	1000383	0.002500			9999999		1070004552	1	1	0
36	1000383	0.002500			9999999		1170004548	1	1	0
37	1000383	0.002500			9999999		1170004575	1	1	0
38	1000383	0.002500			9999999		1170004612	1	1	0
39	1000383	0.002500			9999999		1070004275	1	1	0
40	1000383	0.002500			1008498		1150003949	1	1	0
41	1000383	0.002500			1008498		1150001496	1	1	0
42	1000383	0.002500			1008498		1150002471	1	1	0
43	1000383	0.002500			1008498		1150002482	1	1	0
44	1000383	0.002500			1008498		1150003291	1	1	0
45	1000383	0.002500			1008498		1150002694	1	1	0
46	1000383	0.002500			1008498		1150002765	1	1	0
47	1000383	0.002500			1008498		1150002979	1	1	0
48	1000383	0.002500			1008498		1150003329	1	1	0
49	1000383	0.002500			1008498		1150003618	1	1	0
50	1000383	0.002500			1008498		1150003425	1	1	0
51	1000383	0.002500			1008498		1150003440	1	1	0
52	1000383	0.002500			1008498		1150003491	1	1	0
53	1000383	0.002500			1008498		1150003500	1	1	0
54	1000383	0.002500			1008498		1150003517	1	1	0
55	1000383	0.002500			1008498		1150003592	1	1	0
56	1000383	0.002500			1008498		1150003608	1	1	0
57	1000383	0.002500			1008498		1150003795	1	1	0
58	1000383	0.002500			1008498		1150003817	1	1	0
59	1000383	0.002500			1008498		1150003833	1	1	0
60	1000383	0.002500			1008498		1150003834	1	1	0
61	1000383	0.002500			1008498		1150003828	1	1	0
62	1000383	0.002500			1008498		1150003835	1	1	0
63	1000383	0.002500			1008498		1150003865	1	1	0
64	1000383	0.002500			1008498		1150003867	1	1	0
65	1000383	0.002500			1008498		1150003927	1	1	0
66	1000383	0.002500			1008498		1150003937	1	1	0
67	1000383	0.002500			1008498		1150003970	1	1	0
68	1000383	0.002500			1008498		1150004002	1	1	0
69	1000383	0.002500			1008498		1150004009	1	1	0
70	1000383	0.002500			1008498		1150004031	1	1	0
71	1000383	0.002500			1008498		1150004041	1	1	0
72	1000383	0.002500			1008498		1150004113	1	1	0
73	1000383	0.002500			1008498		1150004175	1	1	0
74	1000383	0.002500			1008498		1150004295	1	1	0
75	1000383	0.002500			1008498		1150004311	1	1	0
76	1000383	0.002500			1008498		1150004341	1	1	0
77	1000383	0.002500			1008498		1150004458	1	1	0
78	1000383	0.002500			9999999		1450002526	1	1	0
79	1000383	0.002500			9999999		1450004419	1	1	0
80	1000383	0.002500			9999999		1450004450	1	1	0
81	1000383	0.002500			9999999		1450004570	1	1	0
82	1000383	0.002500			9999999		1450004923	1	1	0
83	1000383	0.002500			9999999		1700004061	1	1	0
84	1000383	0.002500			9999999		1450002591	1	1	0
85	1000383	0.002500			9999999		1450003644	1	1	0
86	1000383	0.002500			1001770		1750004688	1	1	0
87	1000383	0.002500			9999999		1700004621	1	1	0
88	1000383	0.002500			1001770		1750004854	1	1	0
89	1000383	0.002500			1001770		1750004708	1	1	0
90	1000383	0.002500			9999999		1450003282	1	1	0
91	1000383	0.002500			9999999		1450004421	1	1	0
92	1000383	0.002500			9999999		1450004327	1	1	0
93	1000383	0.002500			1001770		1750003954	1	1	0
94	1000383	0.002500			9999999		1450002532	1	1	0
95	1000383	0.002500			9999999		1450003336	1	1	0
96	1000383	0.002500			9999999		1450004279	1	1	0
97	1000383	0.002500			1000324		1030002355	1	1	0
98	1000383	0.002500			1000324		1030003906	1	1	0
99	1000383	0.002500			1000324		1030004582	1	1	0
100	1000383	0.002500			1000324		1030004611	1	1	0
101	1000383	0.002500			1000324		1030004775	1	1	0
102	1000383	0.002500			1000324		1030003112	1	1	0
103	1000383	0.002500			1000324		1030003477	1	1	0
104	1000383	0.002500			1000324		1030003637	1	1	0
105	1000383	0.002500			1000324		1030004184	1	1	0
106	1000383	0.002500			1000324		1030004153	1	1	0
107	1000383	0.002500			1000324		1030004015	1	1	0
108	1000383	0.002500			1000324		1030004130	1	1	0
109	1000383	0.002500			1000324		1030003925	1	1	0
110	1000383	0.002500			1000324		1030003940	1	1	0
111	1000383	0.002500			1000324		1030003965	1	1	0
112	1000383	0.002500			1000324		1030004821	1	1	0
113	1000383	0.002500			1000324		1030004202	1	1	0
114	1000383	0.002500			1000324		1030004483	1	1	0
115	1000383	0.002500			1000324		1030004430	1	1	0
116	1000383	0.002500			1000324		1030004244	1	1	0
117	1000383	0.002500			1000324		1030004460	1	1	0
118	1000383	0.002500			1000324		1030004227	1	1	0
119	1000383	0.002500			1000324		1030004305	1	1	0
120	1000383	0.002500			1000324		1030004461	1	1	0
121	1000383	0.002500			1000324		1030004917	1	1	0
122	1000383	0.002500			1000324		1030004799	1	1	0
123	1000383	0.002500			1000324		1030005481	1	1	0
124	1000383	0.002500			1000324		1030005049	1	1	0
125	1000383	0.002500			1001770		1750003961	1	1	0
126	1000383	0.002500			1001770		1750004254	1	1	0
127	1000383	0.002500			1001770		1750003836	1	1	0
128	1000383	0.002500			1001770		1750003974	1	1	0
129	1000383	0.002500			1001770		1750003947	1	1	0
130	1000383	0.002500			1001770		1750004205	1	1	0
131	1000383	0.002500			1001770		1750004052	1	1	0
132	1000383	0.002500			1001770		1750004043	1	1	0
133	1000383	0.002500			1001770		1750004098	1	1	0
134	1000383	0.002500			1001770		1750004488	1	1	0
135	1000383	0.002500			1001770		1750004172	1	1	0
136	1000383	0.002500			1001770		1750005166	1	1	0
137	1000383	0.002500			9999999		1140004626	1	1	0
138	1000383	0.002500			1000324		1030004281	1	1	0
139	1000383	0.002500			1000324		1030004542	1	1	0
140	1000383	0.002500			1001770		1750004296	1	1	0
141	1000383	0.002500			1000324		1030004654	1	1	0
142	1000383	0.002500			9999999		1180004353	1	1	0
143	1000383	0.002500			9999999		1400004525	1	1	0
144	1000383	0.002500			9999999		1400003502	1	1	0
145	1000383	0.002500			9999999		1400004072	1	1	0
146	1000383	0.002500			9999999		1400004267	1	1	0
147	1000383	0.002500			9999999		1400003813	1	1	0
148	1000383	0.002500			1000536		1050004168	1	1	0
149	1000383	0.002500			1000536		1050004216	1	1	0
150	1000383	0.002500			1000536		1050004594	1	1	0
151	1000383	0.002500			1000536		1050004217	1	1	0
152	1000383	0.002500			1000536		1050004522	1	1	0
153	1000383	0.002500			1000536		1050002389	1	1	0
154	1000383	0.002500			1000536		1050004418	1	1	0
155	1000383	0.002500			1000536		1050003968	1	1	0
156	1000383	0.002500			1000536		1050004388	1	1	0
157	1000383	0.002500			1000536		1050004920	1	1	0
158	1000383	0.002500			1000536		1050003692	1	1	0
159	1000383	0.002500			1000536		1050004103	1	1	0
160	1000383	0.002500			1000536		1050004269	1	1	0
161	1000383	0.002500			1000536		1050004646	1	1	0
162	1000383	0.002500			1000536		1050004376	1	1	0
163	1000383	0.002500			1000536		1050004100	1	1	0
164	1000383	0.002500			1000536		1050003049	1	1	0
165	1000383	0.002500			1000536		1050004124	1	1	0
166	1000383	0.002500			1000536		1050003982	1	1	0
167	1000383	0.002500			1000536		1050003402	1	1	0
168	1000383	0.002500			1000536		1050004600	1	1	0
169	1000383	0.002500			1000536		1050004584	1	1	0
170	1000383	0.002500			1000536		1050004192	1	1	0
171	1000383	0.002500			1000536		1050003057	1	1	0
172	1000383	0.002500			1000536		1050003437	1	1	0
173	1000383	0.002500			1000536		1050004485	1	1	0
174	1000383	0.002500			1000536		1050003366	1	1	0
175	1000383	0.002500			1000536		1050004289	1	1	0
176	1000383	0.002500			1000536		1050002599	1	1	0
177	1000383	0.002500			1000536		1050004774	1	1	0
178	1000383	0.002500			9999999		1140004319	1	1	0
179	1000383	0.002500			1000536		1050004378	1	1	0
180	1000383	0.002500			1001770		1750004583	1	1	0
181	1000383	0.002500			1001770		1750004180	1	1	0
182	1000383	0.002500			1000536		1050001432	1	1	0
183	1000383	0.002500			1000536		1050002695	1	1	0
184	1000383	0.002500			1000536		1050002681	1	1	0
185	1000383	0.002500			1000536		1050004303	1	1	0
186	1000383	0.002500			9999999		1800004332	1	1	0
187	1000383	0.002500			1000536		1050001665	1	1	0
188	1000383	0.002500			1000536		1050004322	1	1	0
189	1000383	0.002500			1000536		1050004911	1	1	0
190	1000383	0.002500			1001770		1750003975	1	1	0
191	1000383	0.002500			9999999		1180004207	1	1	0
192	1000383	0.002500			9999999		1160005343	1	1	0
193	1000383	0.002500			9999999		1180004574	1	1	0
194	1000200	0.002500			9999999		2000001570	1	1	0
195	1000200	0.002500			9999999		2000001623	1	1	0
196	1000383	0.002500			1001770		1750004122	1	1	0
197	1000383	0.002500			1001770		1750004170	1	1	0
198	1000383	0.002500			1001770		1750004693	1	1	0
199	1000383	0.002500			9999999		1250004034	1	1	0
200	1000383	0.002500			9999999		1250004097	1	1	0
201	1000383	0.002500			9999999		1250004179	1	1	0
202	1000383	0.002500			9999999		1250004853	1	1	0
203	1000383	0.002500			9999999		1250004338	1	1	0
204	1000383	0.002500			9999999		1250004417	1	1	0
205	1000383	0.002500			9999999		1250004677	1	1	0
206	1000383	0.002500			9999999		1250004861	1	1	0
207	1000383	0.002500			1000536		1050003624	1	1	0
208	1000383	0.002500			1000536		1050004181	1	1	0
209	1000383	0.002500			1000536		1050004062	1	1	0
210	1000383	0.002500			1001770		1750004211	1	1	0
211	1000383	0.002500			1000536		1050004167	1	1	0
212	1000383	0.002500			1000536		1050004266	1	1	0
213	1000383	0.002500			1000536		1050003740	1	1	0
214	1000383	0.002500			1000536		1050004471	1	1	0
215	1000383	0.002500			1001770		1750003957	1	1	0
216	1000383	0.002500			1000536		1050004704	1	1	0
217	1000200	0.002500			9999999		2000001879	1	1	0
218	1000200	0.002500			9999999		2000001905	1	1	0
219	1000200	0.002500			9999999		2000002419	1	1	0
220	1000200	0.002500			9999999		2000001446	1	1	0
221	1000200	0.002500			9999999		2000001518	1	1	0
222	1000200	0.002500			9999999		2000001880	1	1	0
223	1000200	0.002500			9999999		2000001973	1	1	0
224	1000200	0.002500			9999999		2000002056	1	1	0
225	1000200	0.002500			9999999		2000002682	1	1	0
226	1000383	0.002500			9999999		1250002758	1	1	0
227	1000383	0.002500			9999999		1250002431	1	1	0
228	1000383	0.002500			9999999		1250002827	1	1	0
229	1000383	0.002500			9999999		1250003616	1	1	0
230	1000383	0.002500			9999999		1250004994	1	1	0
231	1000383	0.002500			9999999		1250004200	1	1	0
232	1000383	0.002500			9999999		1250004888	1	1	0
233	1000383	0.002500			9999999		1250004764	1	1	0
234	1000383	0.002500			9999999		1250004932	1	1	0
235	1000383	0.002500			9999999		1080004271	1	1	0
236	1000383	0.002500			9999999		1080004273	1	1	0
237	1000383	0.002500			9999999		1080004248	1	1	0
238	1000383	0.002500			1000536		1050004379	1	1	0
239	1000383	0.002500			1000536		1050004288	1	1	0
240	1000383	0.002500			1000536		1050004398	1	1	0
241	1000383	0.002500			1000536		1050004781	1	1	0
242	1000383	0.002500			1000536		1050002461	1	1	0
243	1000383	0.002500			1000536		1050002541	1	1	0
244	1000383	0.002500			1000536		1050004199	1	1	0
245	1000383	0.002500			1000536		1050005103	1	1	0
246	1000383	0.002500			1000536		1050003997	1	1	0
247	1000383	0.002500			1000536		1050004024	1	1	0
248	1000383	0.002500			1000536		1050004149	1	1	0
249	1000383	0.002500			1000536		1050004526	1	1	0
250	1000383	0.002500			1000536		1050004931	1	1	0
251	1000383	0.002500			1000536		1050004789	1	1	0
252	1000383	0.002500			1000536		1050004673	1	1	0
253	1000383	0.002500			1000536		1050004163	1	1	0
254	1000383	0.002500			1000536		1050004000	1	1	0
255	1000383	0.002500			9999999		1060004706	1	1	0
256	1000383	0.002500			1000536		1050004238	1	1	0
257	1000383	0.002500			1000536		1050003878	1	1	0
258	1000383	0.002500			1000536		1050003980	1	1	0
259	1000383	0.002500			1000536		1050003988	1	1	0
260	1000383	0.002500			1000536		1050004644	1	1	0
261	1000383	0.002500			9999999		1330005182	1	1	0
262	1002338	0.002500			1002338		993000006	1	1	0
263	1002338	0.002500			1002338		993000012	1	1	0
264	1002338	0.002500			1002338		3500003192	1	1	0
265	1002338	0.002500			1002338		3500003205	1	1	0
266	1002338	0.002500			1002338		3000002991	1	1	0
267	1002338	0.002500			1002338		3500003206	1	1	0
268	1002338	0.002500			1002338		3500003210	1	1	0
269	1002338	0.002500			1002338		3000003857	1	1	0
270	1002338	0.002500			1002338		3000002907	1	1	0
271	1002338	0.002500			1002338		3500003229	1	1	0
272	1002338	0.002500			1002338		3000002963	1	1	0
273	1002338	0.002500			1002338		3500003230	1	1	0
274	1002338	0.002500			1002338		3000002932	1	1	0
275	1002338	0.002500			1002338		3000002925	1	1	0
276	1002338	0.002500			1002338		3500003232	1	1	0
277	1002338	0.002500			1002338		3000002965	1	1	0
278	1002338	0.002500			1002338		3000002941	1	1	0
279	1002338	0.002500			1002338		3000002542	1	1	0
280	1002338	0.002500			1002338		3000003059	1	1	0
281	1002338	0.002500			1002338		3000002966	1	1	0
282	1002338	0.002500			1002338		3000002945	1	1	0
283	1002338	0.002500			1002338		3000002715	1	1	0
284	1002338	0.002500			1002338		3000003133	1	1	0
285	1002338	0.002500			1002338		3000002971	1	1	0
286	1002338	0.002500			1002338		3000002956	1	1	0
287	1002338	0.002500			1002338		3000002687	1	1	0
288	1002338	0.002500			1002338		3000002717	1	1	0
289	1002338	0.002500			1002338		3000003019	1	1	0
290	1002338	0.002500			1002338		3000002718	1	1	0
291	1002338	0.002500			1002338		3000002720	1	1	0
292	1002338	0.002500			1002338		3000002787	1	1	0
293	1002338	0.002500			1002338		3000002673	1	1	0
294	1002338	0.002500			1002338		3000002708	1	1	0
295	1002338	0.002500			1002338		3000004363	1	1	0
296	1002338	0.002500			1002338		3000002788	1	1	0
297	1002338	0.002500			1002338		3000002829	1	1	0
298	1002338	0.002500			1002338		3000002830	1	1	0
299	1002338	0.002500			1002338		3000003060	1	1	0
300	1002338	0.002500			1002338		3000003036	1	1	0
301	1002338	0.002500			1002338		3000003061	1	1	0
302	1002338	0.002500			1002338		3000003271	1	1	0
303	1002338	0.002500			1002338		3000003082	1	1	0
304	1002338	0.002500			1002338		3000004104	1	1	0
305	1002338	0.002500			1002338		3000003241	1	1	0
306	1002338	0.002500			1002338		3000003242	1	1	0
307	1002338	0.002500			1002338		3000003272	1	1	0
308	1002338	0.002500			1002338		3000003382	1	1	0
309	1002338	0.002500			1002338		3000004470	1	1	0
310	1002338	0.002500			1002338		3000003914	1	1	0
311	1002338	0.002500			1002338		3000003890	1	1	0
312	1002338	0.002500			1002338		3000003726	1	1	0
313	1002338	0.002500			1002338		3000003631	1	1	0
314	1002338	0.002500			1002338		3000003671	1	1	0
315	1002338	0.002500			1002338		3000003755	1	1	0
316	1002338	0.002500			1002338		3000003805	1	1	0
317	1002338	0.002500			1002338		3000003941	1	1	0
318	1002338	0.002500			1002338		3000003915	1	1	0
319	1002338	0.002500			1002338		3000004143	1	1	0
320	1002338	0.002500			1002338		3000003986	1	1	0
321	1002338	0.002500			1002338		3000003987	1	1	0
322	1002338	0.002500			1002338		3000004080	1	1	0
323	1002338	0.002500			1002338		3000004081	1	1	0
324	1002338	0.002500			1002338		3000004144	1	1	0
325	1002338	0.002500			1002338		3000004426	1	1	0
326	1002338	0.002500			1002338		3000004558	1	1	0
327	1002338	0.002500			1002338		3000004490	1	1	0
328	1002338	0.002500			1002338		3000004560	1	1	0
329	1002338	0.002500			1002338		3000004986	1	1	0
330	1002338	0.002500			1002338		3000004579	1	1	0
331	1002338	0.002500			1002338		3000004623	1	1	0
332	1000383	0.002500			9999999		1040004235	1	1	0
333	1000383	0.002500			9999999		1040004894	1	1	0
334	1000383	0.002500			9999999		1140005135	1	1	0
335	1000383	0.002500			9999999		1000004671	1	1	0
336	1000383	0.002500			9999999		1000003164	1	1	0
337	1000383	0.002500			9999999		1000004719	1	1	0
338	1000383	0.002500			9999999		1000004039	1	1	0
339	1000383	0.002500			9999999		1000004639	1	1	0
340	1000383	0.002500			1000312		1300004576	1	1	0
341	1000383	0.002500			1000312		1300002801	1	1	0
342	1000383	0.002500			1000312		1300004142	1	1	0
343	1000383	0.002500			1000312		1300003790	1	1	0
344	1000383	0.002500			1000312		1300004547	1	1	0
345	1000383	0.002500			1000312		1300003870	1	1	0
346	1000383	0.002500			1000312		1300004090	1	1	0
347	1000383	0.002500			1000312		1300004633	1	1	0
348	1000383	0.002500			1000312		1300004537	1	1	0
349	1000383	0.002500			9999999		1650003973	1	1	0
350	1000383	0.002500			9999999		1950004822	1	1	0
351	1000383	0.002500			9999999		1950004664	1	1	0
352	1000200	0.002500			9999999		2000004292	1	1	0
353	1000200	0.002500			9999999		2000003015	1	1	0
354	1000200	0.002500			9999999		2000003392	1	1	0
355	1000200	0.002500			9999999		2000004459	1	1	0
356	1000200	0.002500			9999999		2000004628	1	1	0
357	1000200	0.002500			9999999		2000004188	1	1	0
358	1000200	0.002500			9999999		2000004019	1	1	0
359	1000200	0.002500			9999999		2000004505	1	1	0
360	1000200	0.002500			9999999		2000004722	1	1	0
361	1000383	0.002500			1000536		1050003981	1	1	0
362	1000383	0.002500			9999999		1330004852	1	1	0
363	1002338	0.002500			1002338		3000004985	1	1	0
364	1002338	0.002500			1002338		3000004054	1	1	0
365	1002338	0.002500			1002338		3000004987	1	1	0
366	1002338	0.002500			1002338		3000005068	1	1	0
367	1000383	0.002500			1000536		1050004903	1	1	0
368	1000383	0.002500			9999999		1700005208	1	1	0
369	1000383	0.002500			1000324		1030005359	1	1	0
370	1000383	0.002500			9999999		1400005250	1	1	0
371	1000383	0.002500			1001770		1750004360	1	1	0
372	1000383	0.002500			9999999		1060004998	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						1	0	0
2	7						1	4	0
3	7						1	0	0
4	7						1	0	0
5	7						1	4	0
6	9						1	4	0
7	9						1	4	0
8	7						5	0	0
9	9						1	4	0
10	7						1	4	0
11	7						1	0	0
12	9						1	0	0
13	9						1	0	0
14	9						1	0	0
15	6						1	4	0
16	7						1	4	0
17	7						1	4	0
18	9						1	4	0
19	9						2	0	0
20	9						2	0	0
21	9						2	0	0
22	7						2	4	0
23	7						5	0	0
24	9						1	4	0
25	9						1	0	0
26	7						1	0	0
27	7						1	0	0
28	7						1	0	0
29	7						1	4	0
30	9						1	0	0
31	7						1	0	0
32	7						1	4	0
33	7						2	4	0
34	7						1	0	0
35	7						1	4	0
36	9						1	4	0
37	7						1	4	0
38	7						1	0	0
39	9						2	4	0
40	3						5	0	0
41	9						5	0	0
42	9						2	0	0
43	9						2	4	0
44	9						2	4	0
45	9						5	0	0
46	3						5	0	0
47	9						5	4	0
48	9						5	0	0
49	9						2	4	0
50	3						5	4	0
51	7						1	0	0
52	3						2	4	0
53	7						5	4	0
54	9						5	4	0
55	9						2	0	0
56	7						5	4	0
57	7						1	4	0
58	9						2	0	0
59	7						5	0	0
60	9						1	4	0
61	3						5	4	0
62	9						5	0	0
63	7						5	4	0
64	7						5	0	0
65	3						5	0	0
66	9						2	0	0
67	7						2	4	0
68	7						5	0	0
69	9						5	4	0
70	9						5	0	0
71	7						5	0	0
72	7						5	0	0
73	7						2	0	0
74	7						5	0	0
75	3						2	4	0
76	7						2	0	0
77	7						5	4	0
78	9						1	0	0
79	9						1	0	0
80	7						1	0	0
81	9						1	0	0
82	9						1	0	0
83	7						2	4	0
84	9						1	4	0
85	9						1	4	0
86	7						1	0	0
87	9						2	0	0
88	3						1	0	0
89	9						1	0	0
90	9						1	4	0
91	7						1	0	0
92	7						1	0	0
93	9						1	4	0
94	9						1	0	0
95	3						1	0	0
96	9						1	0	0
97	9						1	0	0
98	9						1	4	0
99	9						1	0	0
100	9						1	0	0
101	9						1	0	0
102	9						2	4	0
103	9						2	0	0
104	6						2	4	0
105	9						2	0	0
106	7						2	4	0
107	7						2	4	0
108	9						2	4	0
109	7						2	0	0
110	9						2	0	0
111	7						2	4	0
112	9						2	0	0
113	9						2	4	0
114	9						2	4	0
115	7						2	4	0
116	7						2	4	0
117	9						2	4	0
118	7						2	4	0
119	7						2	4	0
120	9						2	4	0
121	9						2	4	0
122	7						2	0	0
123	7						2	4	0
124	7						2	4	0
125	7						1	0	0
126	7						1	0	0
127	7						1	0	0
128	7						1	0	0
129	7						1	4	0
130	9						1	0	0
131	9						1	0	0
132	9						1	0	0
133	9						1	0	0
134	3						1	0	0
135	9						1	0	0
136	7						1	0	0
137	7						1	4	0
138	9						5	4	0
139	9						1	4	0
140	9						1	0	0
141	9						1	0	0
142	7						1	4	0
143	9						1	0	0
144	9						1	0	0
145	9						1	0	0
146	7						1	4	0
147	7						1	4	0
148	9						1	0	0
149	7						1	0	0
150	7						1	4	0
151	7						1	4	0
152	7						1	0	0
153	3						1	0	0
154	9						1	4	0
155	9						1	0	0
156	7						1	4	0
157	6						1	4	0
158	7						1	4	0
159	9						1	4	0
160	7						1	4	0
161	7						1	4	0
162	7						1	4	0
163	9						1	0	0
164	7						1	4	0
165	7						1	4	0
166	3						1	4	0
167	9						1	0	0
168	7						1	4	0
169	9						1	0	0
170	9						1	4	0
171	7						1	4	0
172	3						1	0	0
173	9						1	4	0
174	9						1	0	0
175	7						1	4	0
176	3						1	0	0
177	7						1	4	0
178	7						1	0	0
179	9						1	0	0
180	7						1	4	0
181	9						1	4	0
182	9						1	0	0
183	9						1	0	0
184	9						1	0	0
185	7						1	4	0
186	7						1	4	0
187	7						1	4	0
188	7						1	0	0
189	7						1	0	0
190	7						1	0	0
191	9						1	4	0
192	7						2	4	0
193	7						1	4	0
194	3						1	0	0
195	9						1	4	0
196	9						1	4	0
197	7						1	4	0
198	7						1	4	0
199	9						2	0	0
200	7						2	0	0
201	7						2	0	0
202	7						2	4	0
203	6						2	0	0
204	9						2	0	0
205	7						2	4	0
206	7						2	0	0
207	9						1	4	0
208	7						1	4	0
209	7						1	4	0
210	7						1	4	0
211	7						1	4	0
212	7						1	0	0
213	7						1	0	0
214	7						1	0	0
215	9						1	0	0
216	7						1	4	0
217	9						1	0	0
218	7						1	4	0
219	7						1	4	0
220	9						1	0	0
221	9						1	0	0
222	9						1	0	0
223	9						1	0	0
224	3						1	4	0
225	3						1	0	0
226	7						1	0	0
227	9						1	0	0
228	9						1	0	0
229	3						1	0	0
230	9						1	0	0
231	9						1	0	0
232	9						1	0	0
233	9						1	4	0
234	9						1	0	0
235	7						1	4	0
236	3						1	0	0
237	7						1	0	0
238	9						1	4	0
239	7						1	0	0
240	7						1	0	0
241	7						1	4	0
242	9						1	0	0
243	9						1	4	0
244	7						1	4	0
245	7						1	4	0
246	7						1	4	0
247	7						1	4	0
248	9						1	0	0
249	7						1	0	0
250	7						1	4	0
251	7						1	4	0
252	7						1	4	0
253	9						1	0	0
254	6						1	0	0
255	7						1	4	0
256	6						1	0	0
257	7						1	0	0
258	9						1	0	0
259	7						1	0	0
260	7						1	0	0
261	7						1	0	0
262	9						1	0	0
263	6						1	0	0
264	9						1	0	0
265	9						1	0	0
266	9						1	0	0
267	9						1	0	0
268	9						1	0	0
269	3						1	0	0
270	9						1	0	0
271	9						1	0	0
272	9						1	0	0
273	6						1	0	0
274	9						1	0	0
275	7						1	0	0
276	6						1	0	0
277	6						1	0	0
278	9						1	4	0
279	7						1	0	0
280	7						1	0	0
281	9						1	0	0
282	9						1	0	0
283	9						1	0	0
284	9						1	0	0
285	9						1	0	0
286	9						1	0	0
287	6						1	0	0
288	9						1	0	0
289	3						1	0	0
290	9						1	0	0
291	6						1	0	0
292	9						1	0	0
293	7						1	0	0
294	6						1	0	0
295	9						1	0	0
296	7						1	0	0
297	6						1	0	0
298	7						1	0	0
299	7						1	0	0
300	7						1	0	0
301	6						1	0	0
302	7						1	0	0
303	7						1	0	0
304	7						1	0	0
305	3						1	0	0
306	7						1	0	0
307	7						1	0	0
308	6						1	0	0
309	7						1	0	0
310	7						1	0	0
311	9						1	0	0
312	7						1	0	0
313	7						1	0	0
314	9						1	0	0
315	9						1	0	0
316	7						1	0	0
317	6						1	0	0
318	6						1	0	0
319	7						1	0	0
320	9						1	0	0
321	6						1	0	0
322	7						1	0	0
323	9						1	0	0
324	9						1	0	0
325	7						1	0	0
326	3						1	0	0
327	9						1	0	0
328	9						1	0	0
329	7						1	0	0
330	7						1	0	0
331	7						1	0	0
332	7						1	4	0
333	9						1	4	0
334	7						1	0	0
335	7						1	4	0
336	9						1	4	0
337	7						1	4	0
338	9						1	4	0
339	7						1	4	0
340	7						1	4	0
341	9						1	4	0
342	7						1	4	0
343	9						1	4	0
344	7						1	0	0
345	7						1	4	0
346	7						1	0	0
347	7						1	4	0
348	7						1	4	0
349	7						2	0	0
350	7						1	4	0
351	7						1	4	0
352	7						1	4	0
353	9						1	0	0
354	9						1	4	0
355	7						1	4	0
356	7						1	4	0
357	7						1	4	0
358	9						1	0	0
359	7						1	4	0
360	7						1	0	0
361	9						1	0	0
362	7						1	4	0
363	9						1	0	0
364	9						1	0	0
365	7						1	0	0
366	7						1	0	0
367	9						1	4	0
368	6						1	4	0
369	7						2	4	0
370	9						1	4	0
371	9						1	0	0
372	7						1	4	0

	21	22	23	24	25	26	27	28	29	30
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			450000.00		20120330	673000.00	0.041250	180	180	20120501
2			0.00		20120514	800000.00	0.048750	360	360	20120701
3			0.00		20120509	649000.00	0.043750	360	360	20120701
4			0.00		20120622	760500.00	0.041250	360	360	20120801
5			0.00		20120523	488000.00	0.046250	360	360	20120701
6			0.00		20120511	757900.00	0.046250	360	360	20120701
7			10124.00		20120510	858000.00	0.047500	360	360	20120701
8			0.00		20120531	616000.00	0.045000	360	360	20120701
9			0.00		20120404	527000.00	0.042500	360	360	20120601
10			0.00		20120426	679200.00	0.046250	360	360	20120601
11			0.00		20120525	1000000.00	0.042500	360	360	20120701
12			0.00		20120309	1200000.00	0.042500	180	180	20120501
13			100000.00		20120229	712000.00	0.042500	180	180	20120401
14			0.00		20120430	535000.00	0.047500	360	360	20120701
15			0.00		20120510	553125.00	0.043750	360	360	20120701
16			0.00		20120330	502500.00	0.047500	360	360	20120501
17			0.00		20120515	960000.00	0.047500	360	360	20120701
18			0.00		20120601	617000.00	0.046250	360	360	20120701
19			100000.00		20120117	916000.00	0.047500	360	360	20120301
20			0.00		20120413	1200000.00	0.038750	180	180	20120601
21			350000.00		20120403	1262000.00	0.041250	180	180	20120601
22			0.00		20120501	858750.00	0.046250	360	360	20120601
23			0.00		20120515	931500.00	0.043750	360	360	20120701
24			0.00		20120629	644000.00	0.045000	360	360	20120801
25			0.00		20120521	620000.00	0.045000	360	360	20120701
26			0.00		20120620	912000.00	0.043750	360	360	20120801
27			0.00		20120621	532000.00	0.043750	360	360	20120801
28			0.00		20120524	650000.00	0.046250	360	360	20120701
29			0.00		20120622	950000.00	0.043750	360	360	20120801
30			0.00		20120614	806700.00	0.042500	360	360	20120801
31			0.00		20120614	652000.00	0.043750	360	360	20120801
32			0.00		20120514	720000.00	0.048750	360	360	20120701
33			0.00		20120326	785000.00	0.042500	360	360	20120501
34			0.00		20120503	585000.00	0.047500	360	360	20120701
35			0.00		20120525	672000.00	0.045000	360	360	20120701
36			0.00		20120525	572000.00	0.046250	360	360	20120701
37			0.00		20120608	628000.00	0.046250	360	360	20120801
38			0.00		20120531	731250.00	0.045000	360	360	20120701
39			0.00		20120507	628000.00	0.048750	360	360	20120701
40			0.00		20120516	614000.00	0.046250	360	360	20120701
41			0.00		20120522	715000.00	0.045000	360	360	20120701
42			0.00		20120611	1657000.00	0.043750	360	360	20120801
43			0.00		20120227	440000.00	0.038750	180	180	20120401
44			117750.00		20120531	860000.00	0.047500	360	360	20120801
45			0.00		20120501	1400000.00	0.046250	360	360	20120701
46			0.00		20120301	852000.00	0.040000	180	180	20120501
47			0.00		20120410	445500.00	0.042500	180	180	20120601
48			0.00		20120509	484000.00	0.047500	360	360	20120701
49			0.00		20120523	472500.00	0.046250	360	360	20120701
50			0.00		20120629	715000.00	0.037500	180	180	20120801
51			0.00		20120522	556000.00	0.047500	360	360	20120701
52			0.00		20120606	999000.00	0.045000	360	360	20120801
53			0.00		20120503	995000.00	0.048750	360	360	20120701
54			0.00		20120507	760000.00	0.047500	360	360	20120701
55			0.00		20120511	787000.00	0.036250	180	180	20120701
56			0.00		20120522	1162500.00	0.048750	360	360	20120701
57			0.00		20120615	614000.00	0.042500	360	360	20120801
58			0.00		20120522	705000.00	0.041250	360	360	20120701
59			0.00		20120601	663000.00	0.048750	360	360	20120701
60			0.00		20120623	883000.00	0.045000	360	360	20120801
61			0.00		20120510	1085000.00	0.043750	360	360	20120701
62			400000.00		20120516	721000.00	0.047500	360	360	20120701
63			0.00		20120516	592000.00	0.043750	360	360	20120701
64			0.00		20120503	796000.00	0.046250	360	360	20120701
65			0.00		20120601	999000.00	0.045000	360	360	20120801
66			0.00		20120618	650000.00	0.041250	360	360	20120801
67			0.00		20120523	593600.00	0.043750	360	360	20120701
68			0.00		20120514	850000.00	0.045000	360	360	20120701
69			0.00		20120608	1139000.00	0.045000	360	360	20120801
70			0.00		20120607	800000.00	0.038750	180	180	20120801
71			0.00		20120522	680000.00	0.045000	360	360	20120701
72			0.00		20120525	880000.00	0.043750	360	360	20120701
73			0.00		20120517	540000.00	0.040000	360	360	20120701
74			0.00		20120601	840000.00	0.047500	360	360	20120801
75			0.00		20120614	875000.00	0.040000	360	360	20120801
76			0.00		20120618	1087500.00	0.043750	360	360	20120801
77			0.00		20120601	680000.00	0.047500	360	360	20120801
78			0.00		20120213	732500.00	0.046250	360	360	20120401
79			0.00		20120615	1263300.00	0.041250	360	360	20120801
80			0.00		20120605	750000.00	0.042500	360	360	20120801
81			0.00		20120618	878000.00	0.040000	360	360	20120801
82			0.00		20120703	731000.00	0.038750	360	360	20120901
83			0.00		20120614	916200.00	0.042500	360	360	20120801
84			0.00		20120224	675000.00	0.038750	180	180	20120401
85			0.00		20120525	975000.00	0.046250	360	360	20120701
86			0.00		20120620	527500.00	0.043750	360	360	20120801
87			0.00		20120622	525000.00	0.043750	360	360	20120801
88			0.00		20120622	853000.00	0.037500	180	180	20120801
89			0.00		20120621	788000.00	0.042500	360	360	20120801
90			0.00		20120403	483200.00	0.038750	180	180	20120601
91			0.00		20120530	739900.00	0.042500	360	360	20120801
92			0.00		20120518	1500000.00	0.041250	360	360	20120701
93			0.00		20120517	527300.00	0.046250	360	360	20120701
94			0.00		20120210	926600.00	0.042500	360	360	20120401
95			0.00		20120504	775000.00	0.046250	360	360	20120701
96			0.00		20120625	918750.00	0.043750	360	360	20120801
97			0.00		20120217	800000.00	0.047500	360	360	20120401
98			0.00		20120529	766500.00	0.040000	360	360	20120801
99			0.00		20120531	773000.00	0.047500	360	360	20120701
100			0.00		20120620	506500.00	0.042500	360	360	20120801
101			0.00		20120703	490720.00	0.041250	360	360	20120901
102			0.00		20120316	840000.00	0.037500	180	180	20120501
103			0.00		20120330	727000.00	0.041250	180	180	20120601
104			0.00		20120525	688000.00	0.047500	360	360	20120701
105			0.00		20120516	530000.00	0.045000	360	360	20120701
106			0.00		20120618	781600.00	0.042500	360	360	20120801
107			0.00		20120606	532500.00	0.045000	360	360	20120701
108			0.00		20120521	594000.00	0.042500	360	360	20120701
109			0.00		20120510	895000.00	0.045000	360	360	20120701
110			75000.00		20120521	501000.00	0.045000	360	360	20120701
111			0.00		20120605	640000.00	0.047500	360	360	20120801
112			0.00		20120621	737000.00	0.041250	360	360	20120801
113			0.00		20120529	648000.00	0.045000	360	360	20120701
114			0.00		20120718	796850.00	0.043750	360	360	20120901
115			0.00		20120523	700000.00	0.041250	360	360	20120701
116			0.00		20120517	949900.00	0.045000	360	360	20120701
117			0.00		20120611	493600.00	0.046250	360	360	20120801
118			0.00		20120607	597100.00	0.045000	360	360	20120801
119			0.00		20120529	1327000.00	0.045000	360	360	20120701
120			0.00		20120622	925000.00	0.043750	360	360	20120801
121			0.00		20120625	920000.00	0.043750	360	360	20120801
122			0.00		20120702	608000.00	0.041250	360	360	20120901
123			0.00		20120723	696000.00	0.043750	360	360	20120901
124			0.00		20120712	642400.00	0.045000	360	360	20120901
125			0.00		20120529	464000.00	0.046250	360	360	20120701
126			0.00		20120530	810000.00	0.042500	360	360	20120701
127			0.00		20120604	875000.00	0.043750	360	360	20120801
128			0.00		20120507	868000.00	0.046250	360	360	20120701
129			0.00		20120507	600000.00	0.043750	360	360	20120701
130			0.00		20120521	626500.00	0.045000	360	360	20120701
131			0.00		20120525	623000.00	0.043750	360	360	20120701
132			270000.00		20120521	908500.00	0.037500	180	180	20120701
133			0.00		20120710	767300.00	0.046250	360	360	20120901
134			0.00		20120608	579250.00	0.046250	360	360	20120801
135			0.00		20120530	704800.00	0.045000	360	360	20120701
136			0.00		20120716	872000.00	0.045000	360	360	20120901
137			0.00		20120529	720000.00	0.045000	360	360	20120701
138			0.00		20120622	574000.00	0.045000	360	360	20120801
139			0.00		20120606	538500.00	0.045000	360	360	20120801
140			0.00		20120608	604000.00	0.047500	360	360	20120801
141			0.00		20120607	941000.00	0.043750	360	360	20120801
142			0.00		20120601	672000.00	0.048750	360	360	20120701
143			0.00		20120702	1100000.00	0.040000	360	360	20120901
144			0.00		20120619	1540000.00	0.043750	360	360	20120801
145			0.00		20120607	900000.00	0.043750	360	360	20120801
146			0.00		20120626	870000.00	0.045000	360	360	20120801
147			0.00		20120515	725000.00	0.042500	360	360	20120701
148			0.00		20120516	700000.00	0.041250	180	180	20120701
149			0.00		20120618	573750.00	0.042500	360	360	20120801
150			0.00		20120601	535000.00	0.043750	360	360	20120801
151			0.00		20120604	1035000.00	0.043750	360	360	20120801
152			0.00		20120625	476000.00	0.045000	360	360	20120801
153			0.00		20120403	1437250.00	0.038750	180	180	20120501
154			0.00		20120619	566250.00	0.043750	360	360	20120801
155			0.00		20120706	860000.00	0.043750	360	360	20120901
156			0.00		20120621	1950000.00	0.040000	360	360	20120801
157			0.00		20120621	828000.00	0.042500	360	360	20120801
158			0.00		20120521	800000.00	0.043750	360	360	20120701
159			0.00		20120518	658000.00	0.042500	360	360	20120701
160			0.00		20120531	1000000.00	0.048750	360	360	20120701
161			0.00		20120613	656250.00	0.046250	360	360	20120801
162			0.00		20120530	450000.00	0.047500	360	360	20120701
163			0.00		20120628	504000.00	0.046250	360	360	20120801
164			0.00		20120323	1312500.00	0.042500	180	180	20120501
165			0.00		20120514	800000.00	0.042500	360	360	20120701
166			125000.00		20120518	765000.00	0.041250	360	360	20120701
167			0.00		20120503	635000.00	0.038750	180	180	20120701
168			0.00		20120629	1000000.00	0.046250	360	360	20120801
169			0.00		20120628	572000.00	0.045000	360	360	20120801
170			0.00		20120622	758000.00	0.045000	360	360	20120801
171			0.00		20120315	775000.00	0.037500	180	180	20120501
172			0.00		20120514	660000.00	0.048750	360	360	20120701
173			0.00		20120618	680000.00	0.045000	360	360	20120801
174			0.00		20120424	513000.00	0.041250	180	180	20120601
175			0.00		20120612	900000.00	0.042500	360	360	20120801
176			0.00		20120130	626000.00	0.046250	360	360	20120301
177			0.00		20120625	680000.00	0.040000	360	360	20120801
178			0.00		20120511	770000.00	0.048750	360	360	20120701
179			0.00		20120611	519000.00	0.037500	180	180	20120801
180			0.00		20120622	500000.00	0.040000	360	360	20120801
181			0.00		20120522	999999.00	0.042500	180	180	20120701
182			0.00		20111115	943300.00	0.037500	180	180	20120101
183			500000.00		20120224	914700.00	0.040000	180	180	20120401
184			0.00		20120222	756300.00	0.038750	180	180	20120401
185			0.00		20120618	540000.00	0.048750	360	360	20120801
186			0.00		20120618	1096875.00	0.045000	360	360	20120801
187			0.00		20111007	520000.00	0.050000	360	360	20111201
188			0.00		20120605	1100000.00	0.046250	360	360	20120801
189			0.00		20120703	1500000.00	0.040000	360	360	20120901
190			0.00		20120529	753750.00	0.046250	360	360	20120701
191			0.00		20120524	478789.00	0.042500	360	360	20120701
192			0.00		20120629	1395000.00	0.045000	360	360	20120801
193			0.00		20120621	784000.00	0.047500	360	360	20120801
194			0.00		20111202	751376.46	0.037500	180	180	20120201
195			0.00		20111102	650000.00	0.038750	180	180	20120101
196			0.00		20120523	1340000.00	0.046250	360	360	20120701
197			0.00		20120511	860000.00	0.042500	360	360	20120701
198			0.00		20120625	684000.00	0.045000	360	360	20120801
199			0.00		20120508	950000.00	0.045000	360	360	20120701
200			0.00		20120518	1100000.00	0.041250	360	360	20120701
201			0.00		20120516	702000.00	0.045000	360	360	20120701
202			0.00		20120702	811000.00	0.042500	360	360	20120801
203			0.00		20120522	1177750.00	0.045000	360	360	20120701
204			0.00		20120626	916000.00	0.045000	360	360	20120801
205			0.00		20120618	727500.00	0.038750	360	360	20120801
206			0.00		20120625	856000.00	0.045000	360	360	20120801
207			0.00		20120523	519000.00	0.045000	360	360	20120701
208			0.00		20120515	530050.00	0.043750	360	360	20120701
209			0.00		20120510	508000.00	0.040000	360	360	20120701
210			0.00		20120529	536000.00	0.045000	360	360	20120701
211			0.00		20120525	580100.00	0.045000	360	360	20120701
212			0.00		20120516	502050.00	0.045000	360	360	20120701
213			0.00		20120510	650000.00	0.047500	360	360	20120701
214			0.00		20120608	1050000.00	0.043750	360	360	20120801
215			0.00		20120504	907000.00	0.045000	360	360	20120701
216			0.00		20120705	560000.00	0.047500	360	360	20120901
217			0.00		20111128	999999.00	0.043750	180	180	20120101
218			0.00		20111128	1000000.00	0.045000	180	180	20120101
219			0.00		20120130	1365000.00	0.045000	180	180	20120301
220			0.00		20111104	1200000.00	0.037500	180	180	20120101
221			0.00		20111214	704550.63	0.038750	180	180	20120201
222			340000.00		20120229	575000.00	0.042500	180	180	20120401
223			0.00		20120202	712000.00	0.043750	180	180	20120401
224			0.00		20111230	479174.07	0.040000	180	180	20120201
225			0.00		20120314	620000.00	0.038750	180	180	20120501
226			0.00		20120203	892500.00	0.043750	360	360	20120401
227			0.00		20120216	717000.00	0.046250	360	360	20120401
228			0.00		20120327	1000000.00	0.037500	180	180	20120601
229			108000.00		20120517	934000.00	0.043750	360	360	20120701
230			0.00		20120622	669000.00	0.035000	180	180	20120801
231			0.00		20120604	1000000.00	0.042500	360	360	20120801
232			0.00		20120622	538000.00	0.041250	360	360	20120901
233			0.00		20120627	483110.00	0.038750	360	360	20120901
234			0.00		20120703	707000.00	0.040000	360	360	20120901
235			0.00		20120522	1008000.00	0.045000	360	360	20120701
236			0.00		20120621	1000000.00	0.042500	360	360	20120801
237			0.00		20120514	630000.00	0.045000	360	360	20120701
238			0.00		20120615	888000.00	0.046250	360	360	20120801
239			0.00		20120604	592500.00	0.042500	360	360	20120801
240			0.00		20120531	800000.00	0.042500	360	360	20120701
241			0.00		20120712	645000.00	0.043750	360	360	20120901
242			0.00		20120321	980000.00	0.041250	180	180	20120501
243			0.00		20120328	1000000.00	0.040000	180	180	20120501
244			0.00		20120530	693750.00	0.038750	180	180	20120701
245			0.00		20120709	629600.00	0.045000	360	360	20120901
246			0.00		20120516	825000.00	0.047500	360	360	20120701
247			0.00		20120525	980000.00	0.043750	360	360	20120701
248			0.00		20120516	1306500.00	0.046250	360	360	20120701
249			0.00		20120625	570000.00	0.045000	360	360	20120801
250			0.00		20120702	600000.00	0.047500	360	360	20120901
251			0.00		20120613	1232000.00	0.043750	360	360	20120801
252			0.00		20120702	1000000.00	0.045000	360	360	20120901
253			0.00		20120601	575500.00	0.043750	360	360	20120801
254			0.00		20120622	822500.00	0.043750	360	360	20120801
255			0.00		20120620	510800.00	0.042500	360	360	20120801
256			0.00		20120515	765600.00	0.047500	360	360	20120701
257			0.00		20120525	905900.00	0.048750	360	360	20120701
258			0.00		20120604	871300.00	0.046250	360	360	20120701
259			0.00		20120516	653250.00	0.041250	360	360	20120701
260			0.00		20120620	1666950.00	0.046250	360	360	20120801
261			0.00		20120621	915000.00	0.041250	360	360	20120801
262			50000.00		20110209	870000.00	0.048500	360	360	20110401
263			0.00		20110603	1265625.00	0.051000	360	360	20110801
264			70000.00		20120104	1190000.00	0.043500	360	360	20120301
265			0.00		20120104	912000.00	0.044500	360	360	20120201
266			400000.00		20120216	1090300.00	0.049000	360	360	20120401
267			0.00		20120109	1300000.00	0.045000	360	360	20120301
268			559000.00		20120119	1190000.00	0.044000	360	360	20120301
269			0.00		20120524	1250000.00	0.042500	360	360	20120701
270			0.00		20120210	1075000.00	0.043500	360	360	20120401
271			0.00		20120113	1075000.00	0.043000	360	360	20120301
272			0.00		20120117	780000.00	0.044500	360	360	20120301
273			0.00		20120119	1120000.00	0.042000	360	360	20120301
274			0.00		20120131	1036000.00	0.042000	360	360	20120401
275			0.00		20120118	718000.00	0.043000	360	360	20120301
276			0.00		20120123	1273000.00	0.043000	360	360	20120301
277			0.00		20120222	1300000.00	0.043500	360	360	20120401
278			500000.00		20120222	1092000.00	0.043500	360	360	20120401
279			0.00		20120201	1500000.00	0.043500	360	360	20120401
280			0.00		20120302	1591200.00	0.041500	360	360	20120501
281			0.00		20120216	850000.00	0.045000	360	360	20120401
282			0.00		20120301	653600.00	0.043500	360	360	20120501
283			770000.00		20120209	1667000.00	0.042000	360	360	20120401
284			400000.00		20120313	988500.00	0.045000	360	360	20120501
285			0.00		20120301	1280200.00	0.044500	360	360	20120501
286			0.00		20120316	1350000.00	0.042000	360	360	20120501
287			0.00		20120130	880000.00	0.042500	360	360	20120401
288			130000.00		20120214	1000000.00	0.043500	360	360	20120401
289			109500.00		20120222	1100000.00	0.046000	360	360	20120401
290			0.00		20120315	1105000.00	0.043500	360	360	20120501
291			0.00		20120209	940000.00	0.044000	360	360	20120401
292			0.00		20120306	1312500.00	0.042500	360	360	20120501
293			0.00		20120209	660000.00	0.043000	360	360	20120401
294			0.00		20120216	1288000.00	0.043500	360	360	20120401
295			50000.00		20120615	615000.00	0.041000	240	240	20120801
296			0.00		20120223	1100000.00	0.042500	360	360	20120401
297			0.00		20120223	672000.00	0.044500	360	360	20120401
298			0.00		20120216	550000.00	0.043000	360	360	20120401
299			0.00		20120229	1000000.00	0.043000	360	360	20120501
300			0.00		20120305	700000.00	0.043500	360	360	20120501
301			0.00		20120301	780000.00	0.043000	360	360	20120501
302			0.00		20120309	1300000.00	0.043000	360	360	20120501
303			0.00		20120309	900000.00	0.044000	360	360	20120501
304			0.00		20120604	1248750.00	0.044500	360	360	20120801
305			0.00		20120413	1650000.00	0.043000	360	360	20120601
306			0.00		20120302	1250000.00	0.042000	360	360	20120501
307			1815000.00		20120524	1500000.00	0.043500	360	360	20120801
308			0.00		20120322	710000.00	0.043000	360	360	20120501
309			0.00		20120524	1340000.00	0.042500	360	360	20120801
310			0.00		20120531	744000.00	0.043000	360	360	20120701
311			0.00		20120522	1000000.00	0.043000	360	360	20120701
312			0.00		20120411	912000.00	0.047500	360	360	20120601
313			0.00		20120618	1088000.00	0.045500	360	360	20120801
314			100000.00		20120426	1810000.00	0.043000	360	360	20120701
315			0.00		20120531	656863.00	0.044000	360	360	20120801
316			0.00		20120417	800000.00	0.041500	360	360	20120601
317			0.00		20120601	800000.00	0.043000	360	360	20120801
318			0.00		20120531	662000.00	0.042000	360	360	20120701
319			0.00		20120619	1000000.00	0.041000	360	360	20120801
320			92500.00		20120611	618000.00	0.042500	360	360	20120801
321			0.00		20120530	1023200.00	0.043000	360	360	20120701
322			0.00		20120514	2500000.00	0.041000	360	360	20120701
323			0.00		20120618	1050000.00	0.042500	360	360	20120801
324			0.00		20120607	735000.00	0.041000	360	360	20120801
325			0.00		20120605	1040000.00	0.044000	360	360	20120801
326			100000.00		20120622	2000000.00	0.044500	360	360	20120801
327			200000.00		20120608	1090000.00	0.038500	240	240	20120801
328			0.00		20120607	775000.00	0.044500	360	360	20120801
329			0.00		20120620	1720000.00	0.040500	360	360	20120801
330			0.00		20120606	531750.00	0.041500	360	360	20120801
331			0.00		20120702	625000.00	0.042000	360	360	20120901
332			0.00		20120619	1000000.00	0.045000	360	360	20120801
333			0.00		20120705	556000.00	0.047500	360	360	20120901
334			0.00		20120703	1215000.00	0.045000	360	360	20120901
335			0.00		20120705	660000.00	0.045000	360	360	20120901
336			0.00		20120625	532000.00	0.038750	180	180	20120801
337			0.00		20120703	850000.00	0.041250	360	360	20120901
338			200000.00		20120621	645000.00	0.042500	360	360	20120801
339			0.00		20120629	1032500.00	0.043750	360	360	20120801
340			0.00		20120629	1976000.00	0.047500	360	360	20120801
341			0.00		20120517	646000.00	0.045000	360	360	20120701
342			0.00		20120531	548000.00	0.042500	360	360	20120701
343			98300.00		20120518	482000.00	0.045000	360	360	20120701
344			0.00		20120615	619500.00	0.042500	360	360	20120801
345			0.00		20120531	1096875.00	0.047500	360	360	20120701
346			0.00		20120628	1540000.00	0.043750	360	360	20120801
347			27200.00		20120615	1000000.00	0.042500	360	360	20120801
348			0.00		20120629	652000.00	0.045000	360	360	20120801
349			320000.00		20120524	750000.00	0.045000	360	360	20120701
350			0.00		20120706	900000.00	0.043750	360	360	20120901
351			0.00		20120705	444000.00	0.040000	360	360	20120901
352			0.00		20120618	1500000.00	0.037500	180	180	20120801
353			50000.00		20120612	594000.00	0.045000	360	360	20120801
354			0.00		20120618	644950.00	0.043750	360	360	20120801
355			0.00		20120612	1500000.00	0.041250	360	360	20120801
356			0.00		20120620	525000.00	0.045000	360	360	20120801
357			0.00		20120601	580000.00	0.046250	360	360	20120801
358			0.00		20120621	536889.00	0.040000	180	180	20120801
359			0.00		20120629	591444.00	0.038750	360	360	20120801
360			0.00		20120626	512000.00	0.043750	360	360	20120801
361			0.00		20120620	700000.00	0.045000	360	360	20120801
362			0.00		20120607	999999.00	0.042500	360	360	20120801
363			0.00		20120625	1732500.00	0.040500	240	240	20120801
364			100000.00		20120522	610000.00	0.042500	360	360	20120701
365			0.00		20120628	1052000.00	0.042000	360	360	20120901
366			0.00		20120712	1000846.00	0.040500	360	360	20120901
367			0.00		20120705	577700.00	0.040000	360	360	20120901
368			0.00		20120703	484800.00	0.042500	360	360	20120901
369			0.00		20120712	517440.00	0.042500	360	360	20120901
370			0.00		20120718	963000.00	0.041250	360	360	20120901
371			0.00		20120625	756700.00	0.043750	360	360	20120801
372			0.00		20120702	594750.00	0.041250	360	360	20120801

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		659117.53	0.041250	5020.36	20120901	0	0
2	1	0	0		797036.99	0.048750	4233.67	20120901	0	0
3	1	0	0		646367.79	0.043750	3240.36	20120901	0	0
4	1	0	0		758353.23	0.041250	3685.76	20120901	0	0
5	1	0	0		486108.22	0.046250	2509.00	20120901	0	0
6	1	0	0		754961.94	0.046250	3896.66	20120901	0	0
7	1	0	0		854748.72	0.047500	4475.73	20120901	0	0
8	1	0	0		613557.31	0.045000	3121.18	20120901	0	0
9	1	0	0		524080.29	0.042500	2592.52	20120901	0	0
10	1	0	0		675682.57	0.046250	3492.04	20120901	0	0
11	1	0	0		995852.15	0.042500	4919.40	20120901	0	0
12	1	0	0		1175943.50	0.042500	9027.34	20120901	0	0
13	1	0	0		694841.38	0.042500	5356.22	20120901	0	0
14	1	0	0		532972.69	0.047500	2790.81	20120901	0	0
15	1	0	0		550881.63	0.043750	2761.67	20120901	0	0
16	1	0	0		499313.79	0.047500	2621.28	20120901	0	0
17	1	0	0		956362.21	0.047500	5007.81	20120901	0	0
18	1	0	0		614539.08	0.046250	3172.24	20120901	0	0
19	1	0	0		907836.36	0.047500	4778.29	20120901	0	0
20	1	0	0		1180199.26	0.038750	8801.27	20120901	0	0
21	1	0	0		1241591.14	0.041250	9414.11	20120901	0	0
22	1	0	0		854302.76	0.046250	4415.17	20120901	0	0
23	1	0	0		927722.02	0.043750	4650.84	20120901	0	0
24	1	0	0		642300.71	0.045000	3263.05	20120901	0	0
25	1	0	0		617541.45	0.045000	3141.45	20120901	0	0
26	1	0	0		909538.55	0.043750	4553.48	20120901	0	0
27	1	0	0		530564.15	0.043750	2656.20	20120901	0	0
28	1	0	0		647480.20	0.046250	3341.91	20120901	0	0
29	1	0	0		947436.00	0.043750	4743.21	20120901	0	0
30	1	0	0		804473.23	0.042500	3968.48	20120901	0	0
31	1	0	0		650240.28	0.043750	3255.34	20120901	0	0
32	1	0	0		717333.29	0.048750	3810.30	20120901	0	0
33	1	0	0		779553.95	0.042500	3861.73	20120901	0	0
34	1	0	0		582783.20	0.047500	3051.64	20120901	0	0
35	1	0	0		669335.24	0.045000	3404.93	20120901	0	0
36	1	0	0		569782.58	0.046250	2940.88	20120901	0	0
37	1	0	0		626380.12	0.046250	3228.80	20120901	0	0
38	1	0	0		729316.86	0.045000	3705.14	20120901	0	0
39	1	0	0		625674.04	0.048750	3323.43	20120901	0	0
40	1	0	0		611619.77	0.046250	3156.82	20120901	0	0
41	1	0	0		697052.03	0.045000	3622.80	20120901	0	0
42	1	0	0		1652527.83	0.043750	8273.16	20120901	0	0
43	1	0	0		427811.93	0.038750	3227.13	20120901	0	0
44	1	0	0		857831.71	0.047500	4486.17	20120901	0	0
45	1	0	0		1394572.77	0.046250	7197.95	20120901	0	0
46	1	0	0		833973.97	0.040000	6302.14	20120901	0	0
47	1	0	0		438198.52	0.042500	3351.40	20120901	0	0
48	1	0	0		482038.70	0.047500	2524.77	20120901	0	0
49	1	0	0		470668.31	0.046250	2429.31	20120901	0	0
50	1	0	0		709060.21	0.037500	5199.64	20120901	0	0
51	1	0	0		553893.09	0.047500	2900.36	20120901	0	0
52	1	0	0		996262.37	0.045000	5061.79	20120901	0	0
53	1	0	0		991314.78	0.048750	5265.62	20120901	0	0
54	1	0	0		756112.13	0.047500	3964.52	20120901	0	0
55	1	0	0		773105.26	0.036250	5674.56	20120901	0	0
56	1	0	0		1158194.38	0.048750	6152.05	20120901	0	0
57	1	0	0		612001.91	0.042500	3020.51	20120901	0	0
58	1	0	0		702009.72	0.041250	3416.78	20120901	0	0
59	1	0	0		660544.42	0.048750	3508.65	20120901	0	0
60	1	0	0		880670.08	0.045000	4474.03	20120901	0	0
61	1	0	0		1080599.43	0.043750	5417.25	20120901	0	0
62	1	0	0		718267.85	0.047500	3761.08	20120901	0	0
63	1	0	0		588192.39	0.043750	2955.77	20120901	0	0
64	1	0	0		792913.79	0.046250	4092.55	20120901	0	0
65	1	0	0		996363.99	0.045000	5061.79	20120901	0	0
66	1	0	0		646990.40	0.041250	3150.22	20120901	0	0
67	1	0	0		587745.00	0.043750	2963.76	20120901	0	0
68	1	0	0		846629.40	0.045000	4306.83	20120901	0	0
69	1	0	0		1135994.58	0.045000	5771.15	20120901	0	0
70	1	0	0		793421.02	0.038750	5867.52	20120901	0	0
71	1	0	0		677303.53	0.045000	3445.46	20120901	0	0
72	1	0	0		876430.89	0.043750	4393.71	20120901	0	0
73	1	0	0		537658.09	0.040000	2578.04	20120901	0	0
74	1	0	0		837882.14	0.047500	4381.84	20120901	0	0
75	1	0	0		872474.24	0.040000	4177.38	20120901	0	0
76	1	0	0		1084564.89	0.043750	5429.73	20120901	0	0
77	1	0	0		678107.49	0.047500	3547.20	20120901	0	0
78	1	0	0		726787.85	0.046250	3766.07	20120901	0	0
79	1	0	0		1259733.91	0.041250	6122.58	20120901	0	0
80	1	0	0		747929.74	0.042500	3689.55	20120901	0	0
81	1	0	0		875465.70	0.040000	4191.71	20120901	0	0
82	1	0	0		729923.09	0.038750	3437.43	20120901	0	0
83	1	0	0		913670.98	0.042500	4507.15	20120901	0	0
84	1	0	0		658239.01	0.038750	4950.72	20120901	0	0
85	1	0	0		971220.32	0.046250	5012.86	20120901	0	0
86	1	0	0		526076.31	0.043750	2633.73	20120901	0	0
87	1	0	0		523583.04	0.043750	2621.25	20120901	0	0
88	1	0	0		845913.78	0.037500	6203.21	20120901	0	0
89	1	0	0		785824.84	0.042500	3876.49	20120901	0	0
90	1	0	0		475226.89	0.038750	3543.98	20120901	0	0
91	1	0	0		737857.63	0.042500	3639.86	20120901	0	0
92	1	0	0		1493637.68	0.041250	7269.75	20120901	0	0
93	1	0	0		525255.87	0.046250	2711.06	20120901	0	0
94	1	0	0		918872.20	0.042500	4558.32	20120901	0	0
95	1	0	0		771995.64	0.046250	3984.58	20120901	0	0
96	1	0	0		916270.35	0.043750	4587.18	20120901	0	0
97	1	0	0		793900.84	0.047500	4173.18	20120901	0	0
98	1	0	0		764287.54	0.040000	3659.39	20120901	0	0
99	1	0	0		771047.21	0.047500	4032.33	20120901	0	0
100	1	0	0		505101.88	0.042500	2491.68	20120901	0	0
101	1	0	0		490028.58	0.041250	2378.27	20120901	0	0
102	1	0	0		821251.11	0.037500	6108.67	20120901	0	0
103	1	0	0		715243.04	0.041250	5423.18	20120901	0	0
104	1	0	0		685392.90	0.047500	3588.93	20120901	0	0
105	1	0	0		527898.34	0.045000	2685.43	20120901	0	0
106	1	0	0		779442.51	0.042500	3845.00	20120901	0	0
107	1	0	0		529986.19	0.045000	2698.10	20120901	0	0
108	1	0	0		591389.54	0.042500	2922.12	20120901	0	0
109	1	0	0		891450.97	0.045000	4534.83	20120901	0	0
110	1	0	0		498951.38	0.045000	2538.49	20120901	0	0
111	1	0	0		638386.40	0.047500	3338.54	20120901	0	0
112	1	0	0		734919.57	0.041250	3571.87	20120901	0	0
113	1	0	0		645430.42	0.045000	3283.32	20120901	0	0
114	1	0	0		795776.63	0.043750	3978.55	20120901	0	0
115	1	0	0		697030.92	0.041250	3392.55	20120901	0	0
116	1	0	0		946133.27	0.045000	4813.00	20120901	0	0
117	1	0	0		492326.80	0.046250	2537.79	20120901	0	0
118	1	0	0		595372.63	0.045000	3025.42	20120901	0	0
119	1	0	0		1321737.93	0.045000	6723.71	20120901	0	0
120	1	0	0		922503.47	0.043750	4618.39	20120901	0	0
121	1	0	0		917516.97	0.043750	4593.42	20120901	0	0
122	1	0	0		607143.33	0.041250	2946.67	20120901	0	0
123	1	0	0		695062.47	0.043750	3475.03	20120901	0	0
124	1	0	0		641554.05	0.045000	3254.95	20120901	0	0
125	1	0	0		462201.25	0.046250	2385.61	20120901	0	0
126	1	0	0		806640.25	0.042500	3984.71	20120901	0	0
127	1	0	0		872638.41	0.043750	4368.75	20120901	0	0
128	1	0	0		864635.13	0.046250	4462.73	20120901	0	0
129	1	0	0		597566.52	0.043750	2995.71	20120901	0	0
130	1	0	0		624015.70	0.045000	3174.38	20120901	0	0
131	1	0	0		620473.22	0.043750	3110.55	20120901	0	0
132	1	0	0		897161.37	0.037500	6606.82	20120901	0	0
133	1	0	0		766312.31	0.046250	3944.99	20120901	0	0
134	1	0	0		577755.88	0.046250	2978.15	20120901	0	0
135	1	0	0		702005.19	0.045000	3571.12	20120901	0	0
136	1	0	0		870851.70	0.045000	4418.30	20120901	0	0
137	1	0	0		718100.18	0.045000	3648.13	20120901	0	0
138	1	0	0		572485.42	0.045000	2908.37	20120901	0	0
139	1	0	0		537079.09	0.045000	2728.50	20120901	0	0
140	1	0	0		602477.16	0.047500	3150.75	20120901	0	0
141	1	0	0		938460.30	0.043750	4698.27	20120901	0	0
142	1	0	0		669511.08	0.048750	3556.28	20120901	0	0
143	1	0	0		1098415.10	0.040000	5251.57	20120901	0	0
144	1	0	0		1535843.62	0.043750	7688.99	20120901	0	0
145	1	0	0		897570.94	0.043750	4493.57	20120901	0	0
146	1	0	0		867704.38	0.045000	4408.16	20120901	0	0
147	1	0	0		721992.82	0.042500	3566.56	20120901	0	0
148	1	0	0		691524.37	0.041250	5221.77	20120901	0	0
149	1	0	0		572166.24	0.042500	2822.51	20120901	0	0
150	1	0	0		533556.05	0.043750	2671.18	20120901	0	0
151	1	0	0		1032206.59	0.043750	5167.60	20120901	0	0
152	1	0	0		474744.01	0.045000	2411.82	20120901	0	0
153	1	0	0		1407557.65	0.038750	10541.36	20120901	0	0
154	1	0	0		564721.72	0.043750	2827.20	20120901	0	0
155	1	0	0		858841.57	0.043750	4293.85	20120901	0	0
156	1	0	0		1944371.43	0.040000	9309.60	20120901	0	0
157	1	0	0		825714.44	0.042500	4073.26	20120901	0	0
158	1	0	0		795379.21	0.043750	3994.28	20120901	0	0
159	1	0	0		655270.73	0.042500	3236.96	20120901	0	0
160	1	0	0		996296.25	0.048750	5292.08	20120901	0	0
161	1	0	0		654557.26	0.046250	3374.04	20120901	0	0
162	1	0	0		448294.79	0.047500	2347.41	20120901	0	0
163	1	0	0		502699.98	0.046250	2591.26	20120901	0	0
164	1	0	0		1286188.22	0.042500	9873.65	20120901	0	0
165	1	0	0		796681.71	0.042500	3935.52	20120901	0	0
166	1	0	0		761742.63	0.041250	3707.57	20120901	0	0
167	1	0	0		627154.26	0.038750	4657.34	20120901	0	0
168	1	0	0		997420.58	0.046250	5141.40	20120901	0	0
169	1	0	0		570490.70	0.045000	2898.24	20120901	0	0
170	1	0	0		755999.92	0.045000	3840.67	20120901	0	0
171	1	0	0		758828.78	0.037500	5635.97	20120901	0	0
172	1	0	0		657555.53	0.048750	3492.77	20120901	0	0
173	1	0	0		678205.72	0.045000	3445.46	20120901	0	0
174	1	0	0		504703.85	0.041250	3826.81	20120901	0	0
175	1	0	0		897515.69	0.042500	4427.46	20120901	0	0
176	1	0	0		620293.75	0.046250	3218.51	20120901	0	0
177	1	0	0		678037.23	0.040000	3246.42	20120901	0	0
178	1	0	0		768102.61	0.048750	4074.90	20120901	0	0
179	1	0	0		514688.46	0.037500	3774.28	20120901	0	0
180	1	0	0		498556.78	0.040000	2387.08	20120901	0	0
181	1	0	0		988013.30	0.042500	7522.78	20120901	0	0
182	1	0	0		907647.96	0.037500	6859.89	20120901	0	0
183	1	0	0		892211.75	0.040000	6765.93	20120901	0	0
184	1	0	0		731604.31	0.038750	5547.00	20120901	0	0
185	1	0	0		538669.36	0.048750	2857.72	20120901	0	0
186	1	0	0		1093980.74	0.045000	5557.70	20120901	0	0
187	1	0	0		513633.48	0.050000	2791.47	20120901	0	0
188	1	0	0		1096816.85	0.046250	5655.53	20120901	0	0
189	1	0	0		1497838.77	0.040000	7161.23	20120901	0	0
190	1	0	0		750324.15	0.046250	3875.33	20120901	0	0
191	1	0	0		476803.06	0.042500	2355.35	20120901	0	0
192	1	0	0		1391319.09	0.045000	7068.26	20120901	0	0
193	1	0	0		782023.32	0.047500	4089.72	20120901	0	0
194	1	0	0		726173.07	0.037500	5464.18	20120901	0	0
195	1	0	0		488946.88	0.038750	4767.36	20120901	0	0
196	1	0	0		1334805.37	0.046250	6889.47	20120901	0	0
197	1	0	0		856432.85	0.042500	4230.68	20120901	0	0
198	1	0	0		682195.16	0.045000	3465.73	20120901	0	0
199	1	0	0		946232.87	0.045000	4813.51	20120901	0	0
200	1	0	0		1095334.30	0.041250	5331.15	20120901	0	0
201	1	0	0		699216.29	0.045000	3556.93	20120901	0	0
202	1	0	0		808761.35	0.042500	3989.63	20120901	0	0
203	1	0	0		1173079.75	0.045000	5967.49	20120901	0	0
204	1	0	0		913583.00	0.045000	4641.24	20120901	0	0
205	1	0	0		725353.04	0.038750	3420.97	20120901	0	0
206	1	0	0		853741.31	0.045000	4337.23	20120901	0	0
207	1	0	0		516941.95	0.045000	2629.70	20120901	0	0
208	1	0	0		527900.22	0.043750	2646.46	20120901	0	0
209	1	0	0		505495.52	0.040000	2425.27	20120901	0	0
210	1	0	0		533874.56	0.045000	2715.83	20120901	0	0
211	1	0	0		577799.68	0.045000	2939.28	20120901	0	0
212	1	0	0		500059.19	0.045000	2543.81	20120901	0	0
213	1	0	0		647536.90	0.047500	3390.71	20120901	0	0
214	1	0	0		1047166.09	0.043750	5242.50	20120901	0	0
215	1	0	0		902590.10	0.045000	4595.64	20120901	0	0
216	1	0	0		559295.44	0.047500	2921.23	20120901	0	0
217	1	0	0		964014.05	0.043750	7586.20	20120901	0	0
218	1	0	0		964369.43	0.045000	7649.93	20120901	0	0
219	1	0	0		1327314.28	0.045000	10442.16	20120901	0	0
220	1	0	0		1153807.90	0.037500	8726.67	20120901	0	0
221	1	0	0		668154.09	0.038750	5167.45	20120901	0	0
222	1	0	0		560614.25	0.042500	4325.60	20120901	0	0
223	1	0	0		695012.54	0.043750	5401.38	20120901	0	0
224	1	0	0		463413.91	0.040000	3544.39	20120901	0	0
225	1	0	0		600301.07	0.038750	4547.33	20120901	0	0
226	1	0	0		885220.61	0.043750	4456.12	20120901	0	0
227	1	0	0		711408.67	0.046250	3686.38	20120901	0	0
228	1	0	0		976038.21	0.037500	7272.22	20120901	0	0
229	1	0	0		930211.88	0.043750	4663.32	20120901	0	0
230	1	0	0		663329.11	0.035000	4782.56	20120901	0	0
231	1	0	0		997239.65	0.042500	4919.40	20120901	0	0
232	1	0	0		537241.96	0.041250	2607.42	20120901	0	0
233	1	0	0		482398.28	0.038750	2271.76	20120901	0	0
234	1	0	0		705981.34	0.040000	3375.33	20120901	0	0
235	1	0	0		1004002.88	0.045000	5107.39	20120901	0	0
236	1	0	0		997239.65	0.042500	4919.40	20120901	0	0
237	1	0	0		627501.80	0.045000	3192.12	20120901	0	0
238	1	0	0		885709.47	0.046250	4565.56	20120901	0	0
239	1	0	0		590864.50	0.042500	2914.74	20120901	0	0
240	1	0	0		796681.71	0.042500	3935.52	20120901	0	0
241	1	0	0		644131.17	0.043750	3220.39	20120901	0	0
242	1	0	0		958065.42	0.041250	7310.48	20120901	0	0
243	1	0	0		979546.36	0.040000	7396.88	20120901	0	0
244	1	0	0		685178.36	0.038750	5088.24	20120901	0	0
245	1	0	0		628770.91	0.045000	3190.09	20120901	0	0
246	1	0	0		821873.76	0.047500	4303.59	20120901	0	0
247	1	0	0		976025.30	0.043750	4893.00	20120901	0	0
248	1	0	0		1301435.25	0.046250	6717.23	20120901	0	0
249	1	0	0		568495.97	0.045000	2888.11	20120901	0	0
250	1	0	0		599245.12	0.047500	3129.88	20120901	0	0
251	1	0	0		1228674.90	0.043750	6151.19	20120901	0	0
252	1	0	0		998683.15	0.045000	5066.85	20120901	0	0
253	1	0	0		573946.75	0.043750	2873.39	20120901	0	0
254	1	0	0		820280.12	0.043750	4106.62	20120901	0	0
255	1	0	0		509390.01	0.042500	2512.83	20120901	0	0
256	1	0	0		760749.45	0.047500	3993.73	20120901	0	0
257	1	0	0		902544.76	0.048750	4794.10	20120901	0	0
258	1	0	0		867922.33	0.046250	4479.70	20120901	0	0
259	1	0	0		650309.50	0.041250	3165.97	20120901	0	0
260	1	0	0		1662650.24	0.046250	8570.45	20120901	0	0
261	1	0	0		912417.09	0.041250	4434.55	20120901	0	0
262	1	0	0		849976.85	0.048500	4590.92	20120901	0	0
263	1	120	0		1265625.00	0.051000	5378.91	20120901	0	0
264	1	120	0		1190000.00	0.043500	4313.75	20120901	0	0
265	1	0	0		902177.86	0.044500	4593.92	20120901	0	0
266	1	0	0		1082211.06	0.049000	5786.51	20120901	0	0
267	1	0	0		1287880.98	0.045000	6586.91	20120901	0	0
268	1	0	0		1178706.29	0.044000	5959.05	20120901	0	0
269	1	0	0		1244815.17	0.042500	6149.25	20120901	0	0
270	1	0	0		1066192.90	0.043500	5351.48	20120901	0	0
271	1	0	0		1064614.38	0.043000	5319.87	20120901	0	0
272	1	120	0		780000.00	0.044500	2892.50	20120901	0	0
273	1	0	0		1108985.90	0.042000	5476.99	20120901	0	0
274	1	0	0		1027282.71	0.042000	5066.22	20120901	0	0
275	1	0	0		711063.36	0.043000	3553.18	20120901	0	0
276	1	0	0		1258908.66	0.043000	6299.71	20120901	0	0
277	1	120	0		1300000.00	0.043500	4712.50	20120901	0	0
278	1	0	0		1083053.61	0.043500	5436.10	20120901	0	0
279	1	0	0		1485552.56	0.043500	7467.18	20120901	0	0
280	1	0	0		1579962.64	0.041500	7734.88	20120901	0	0
281	1	120	0		845507.13	0.045000	3170.65	20120901	0	0
282	1	0	0		649145.83	0.043500	3253.70	20120901	0	0
283	1	0	0		1652973.25	0.042000	8151.92	20120901	0	0
284	1	0	0		981942.44	0.045000	5008.58	20120901	0	0
285	1	120	0		1280200.00	0.044500	4747.41	20120901	0	0
286	1	0	0		1340550.40	0.042000	6601.73	20120901	0	0
287	1	0	0		872660.81	0.042500	4329.07	20120901	0	0
288	1	0	0		915621.97	0.043500	4978.12	20120901	0	0
289	1	120	0		1100000.00	0.046000	4216.67	20120901	0	0
290	1	0	0		1097469.60	0.043500	5500.82	20120901	0	0
291	1	120	0		940000.00	0.044000	3446.67	20120901	0	0
292	1	0	0		1303394.33	0.042500	6456.71	20120901	0	0
293	1	0	0		654544.38	0.043000	3266.15	20120901	0	0
294	1	0	0		1277447.85	0.043500	6411.82	20120901	0	0
295	1	0	0		611678.30	0.041000	3759.27	20120901	0	0
296	1	120	0		1100000.00	0.042500	3895.83	20120901	0	0
297	1	0	0		666592.09	0.044500	3384.99	20120901	0	0
298	1	0	0		545453.64	0.043000	2721.79	20120901	0	0
299	1	0	0		993123.97	0.043000	4948.71	20120901	0	0
300	1	0	0		695229.60	0.043500	3484.68	20120901	0	0
301	1	0	0		774636.69	0.043000	3860.00	20120901	0	0
302	1	0	0		1291061.17	0.043000	6433.33	20120901	0	0
303	1	0	0		893789.24	0.042500	4427.62	20120901	0	0
304	1	120	0		1248750.00	0.044500	4630.78	20120901	0	0
305	1	120	0		1650000.00	0.043000	5912.50	20120901	0	0
306	1	0	0		1241250.37	0.042000	6112.71	20120901	0	0
307	1	0	0		1495933.28	0.043500	7467.18	20120901	0	0
308	1	0	0		705118.03	0.043000	3513.59	20120901	0	0
309	1	0	0		1336301.13	0.042500	6591.99	20120901	0	0
310	1	0	0		740941.53	0.043000	3681.84	20120901	0	0
311	1	120	0		1000000.00	0.043000	3583.33	20120901	0	0
312	1	0	0		907382.97	0.047500	4757.42	20120901	0	0
313	1	0	0		1085155.06	0.045500	5545.11	20120901	0	0
314	1	0	0		1802559.37	0.043000	8957.17	20120901	0	0
315	1	0	0		655098.14	0.044000	3289.31	20120901	0	0
316	1	0	0		795488.01	0.041500	3888.83	20120901	0	0
317	1	120	0		800000.00	0.043000	2866.67	20120901	0	0
318	1	0	0		659229.44	0.042000	3237.29	20120901	0	0
319	1	0	0		997164.53	0.041000	4831.98	20120901	0	0
320	1	0	0		616294.10	0.042500	3040.19	20120901	0	0
321	1	0	0		1018993.79	0.043000	5063.52	20120901	0	0
322	1	120	0		2500000.00	0.041000	8541.67	20120901	0	0
323	1	0	0		1047101.64	0.042500	5165.37	20120901	0	0
324	1	0	0		732915.93	0.041000	3551.51	20120901	0	0
325	1	0	0		1037205.72	0.044000	5207.91	20120901	0	0
326	1	120	0		2000000.00	0.044500	7416.67	20120901	0	0
327	1	0	0		1083945.76	0.038500	6519.35	20120901	0	0
328	1	120	0		775000.00	0.044500	2873.96	20120901	0	0
329	1	0	0		1715079.30	0.040500	8261.20	20120901	0	0
330	1	0	0		530255.65	0.041500	2584.85	20120901	0	0
331	1	0	0		624131.14	0.042000	3056.36	20120901	0	0
332	1	0	0		997361.35	0.045000	5066.85	20120901	0	0
333	1	0	0		555300.47	0.047500	2900.36	20120901	0	0
334	1	0	0		1213400.02	0.045000	6156.23	20120901	0	0
335	1	0	0		659130.88	0.045000	3344.12	20120901	0	0
336	1	0	0		527624.99	0.038750	3901.90	20120901	0	0
337	1	0	0		848802.36	0.041250	4119.52	20120901	0	0
338	1	0	0		643219.58	0.042500	3173.01	20120901	0	0
339	1	0	0		1029709.89	0.043750	5155.12	20120901	0	0
340	1	0	0		1971018.00	0.047500	10307.75	20120901	0	0
341	1	0	0		643438.35	0.045000	3273.19	20120901	0	0
342	1	0	0		545726.98	0.042500	2695.83	20120901	0	0
343	1	0	0		480088.69	0.045000	2442.22	20120901	0	0
344	1	0	0		617789.96	0.042500	3047.57	20120901	0	0
345	1	0	0		1092718.52	0.047500	5721.82	20120901	0	0
346	1	0	0		1535843.62	0.043750	7688.99	20120901	0	0
347	1	0	0		997239.66	0.042500	4919.40	20120901	0	0
348	1	0	0		650279.60	0.045000	3303.59	20120901	0	0
349	1	0	0		747025.96	0.045000	3800.14	20120901	0	0
350	1	0	0		898787.68	0.043750	4493.57	20120901	0	0
351	1	0	0		443360.27	0.040000	2119.72	20120901	0	0
352	1	0	0		1487538.88	0.037500	10908.34	20120901	0	0
353	1	0	0		592432.64	0.045000	3009.71	20120901	0	0
354	1	0	0		643209.30	0.043750	3220.14	20120901	0	0
355	1	0	0		1495765.73	0.041250	7269.75	20120901	0	0
356	1	0	0		523614.71	0.045000	2660.10	20120901	0	0
357	1	0	0		578503.94	0.046250	2982.01	20120901	0	0
358	1	0	0		532518.38	0.040000	3971.30	20120901	0	0
359	1	0	0		589698.55	0.038750	2781.19	20120901	0	0
360	1	0	0		510618.13	0.043750	2556.34	20120901	0	0
361	1	0	0		698152.94	0.045000	3546.80	20120901	0	0
362	1	0	0		997238.65	0.042500	4919.39	20120901	0	0
363	1	0	0		1723089.88	0.040500	10544.32	20120901	0	0
364	1	0	0		607469.80	0.042500	3000.83	20120901	0	0
365	1	120	0		1052000.00	0.042000	3682.00	20120901	0	0
366	1	120	0		1000846.00	0.040500	3377.86	20120901	0	0
367	1	0	0		576867.64	0.040000	2758.03	20120901	0	0
368	1	0	0		484132.08	0.042500	2384.92	20120901	0	0
369	1	0	0		516727.11	0.042500	2545.49	20120901	0	0
370	1	0	0		961643.13	0.041250	4667.18	20120901	0	0
371	1	0	0		754657.71	0.043750	3778.09	20120901	0	0
372	1	0	0		593071.12	0.041250	2882.45	20120901	0	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372

	51	52	53	54	55	56	57	58	59	60
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372

	61	62	63	64	65	66	67	68	69	70
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1								0		278
2								0		288
3								0		314
4								0		147
5								0		70
6								0		19
7								0		281
8								0		227
9								0		228
10								0		130
11								0		122
12								0		6
13								0		87
14								0		115
15								0		103
16								0		135
17								0		17
18								0		151
19								0		271
20								0		218
21								0		371
22								0		187
23								0		244
24								0		242
25								0		56
26								0		199
27								0		124
28								0		127
29								0		65
30								0		373
31								0		345
32								0		303
33								0		284
34								0		370
35								0		230
36								0		233
37								0		78
38								0		116
39								0		258
40								0		340
41								0		35
42								0		144
43								0		83
44								0		11
45								0		257
46								0		235
47								0		216
48								0		346
49								0		179
50								0		34
51								0		297
52								0		24
53								0		365
54								0		359
55								0		203
56								0		88
57								0		139
58								0		48
59								0		209
60								0		158
61								0		299
62								0		342
63								0		206
64								0		290
65								0		334
66								0		80
67								0		327
68								0		79
69								0		353
70								0		86
71								0		182
72								0		289
73								0		252
74								0		273
75								0		229
76								0		81
77								0		246
78								0		320
79								0		301
80								0		91
81								0		85
82								0		367
83								0		89
84								0		140
85								0		40
86								0		219
87								0		287
88								0		189
89								0		205
90								0		251
91								0		357
92								0		138
93								0		225
94								0		333
95								0		336
96								0		372
97								0		295
98								0		156
99								0		307
100								0		157
101								0		119
102								0		45
103								0		200
104								0		52
105								0		68
106								0		166
107								0		113
108								0		42
109								0		255
110								0		69
111								0		193
112								0		317
113								0		164
114								0		152
115								0		112
116								0		352
117								0		4
118								0		23
119								0		106
120								0		272
121								0		335
122								0		105
123								0		154
124								0		250
125								0		20
126								0		224
127								0		215
128								0		181
129								0		176
130								0		198
131								0		226
132								0		142
133								0		196
134								0		256
135								0		238
136								0		201
137								0		21
138								0		331
139								0		173
140								0		59
141								0		162
142								0		29
143								0		123
144								0		171
145								0		38
146								0		26
147								0		46
148								0		237
149								0		223
150								0		137
151								0		312
152								0		234
153								0		220
154								0		208
155								0		168
156								0		3
157								0		315
158								0		90
159								0		94
160								0		134
161								0		175
162								0		101
163								0		241
164								0		99
165								0		58
166								0		253
167								0		39
168								0		243
169								0		291
170								0		43
171								0		374
172								0		92
173								0		121
174								0		41
175								0		148
176								0		8
177								0		2
178								0		322
179								0		222
180								0		211
181								0		188
182								0		125
183								0		150
184								0		217
185								0		261
186								0		74
187								0		267
188								0		104
189								0		191
190								0		369
191								0		231
192								0		270
193								0		97
194								0		33
195								0		260
196								0		323
197								0		236
198								0		170
199								0		366
200								0		269
201								0		249
202								0		15
203								0		210
204								0		329
205								0		356
206								0		305
207								0		84
208								0		360
209								0		351
210								0		183
211								0		204
212								0		339
213								0		202
214								0		107
215								0		213
216								0		57
217								0		14
218								0		114
219								0		143
220								0		197
221								0		77
222								0		63
223								0		62
224								0		159
225								0		325
226								0		332
227								0		66
228								0		347
229								0		337
230								0		293
231								0		292
232								0		328
233								0		259
234								0		364
235								0		300
236								0		296
237								0		262
238								0		184
239								0		195
240								0		207
241								0		153
242								0		185
243								0		350
244								0		221
245								0		319
246								0		172
247								0		118
248								0		239
249								0		306
250								0		362
251								0		64
252								0		344
253								0		128
254								0		73
255								0		136
256								0		67
257								0		177
258								0		254
259								0		214
260								0		141
261								0		330
262						99	99	60		324
263						99	99	60		76
264						99	99	60		348
265						99	99	60		55
266						99	99	60		304
267						99	99	60		275
268						99	99	60		50
269						99	99	60		31
270						99	99	60		75
271						99	99	60		117
272						99	99	60		22
273								0		194
274						99	99	60		282
275						99	99	60		1
276						99	99	36		132
277						99	99	60		82
278						99	99	60		44
279						99	99	60		280
280						99	99	60		71
281						99	99	60		294
282						99	99	60		311
283						99	99	60		302
284						99	99	60		263
285						99	99	60		286
286						99	99	60		98
287						99	99	60		358
288						99	99	60		308
289						99	99	60		343
290						99	99	60		283
291						99	99	60		285
292						99	99	60		165
293						99	99	60		145
294						99	99	60		95
295						99	99	60		232
296						99	99	60		318
297						99	99	60		247
298						99	99	60		310
299						99	99	60		53
300						99	99	60		341
301						99	99	60		100
302						99	99	60		277
303						99	99	60		174
304						99	99	60		36
305						99	99	60		149
306						99	99	60		274
307						99	99	60		240
308						99	99	60		245
309						99	99	60		276
310						99	99	60		61
311						99	99	60		18
312								0		27
313						99	99	60		28
314						99	99	60		96
315						99	99	60		60
316						99	99	60		47
317						99	99	60		51
318						99	99	60		361
319						99	99	60		7
320						99	99	60		5
321						99	99	60		13
322						99	99	60		316
323						99	99	60		12
324						99	99	60		309
325						99	99	36		32
326						99	99	60		338
327						99	99	60		16
328						99	99	60		298
329						99	99	60		354
330						99	99	60		363
331						99	99	60		279
332								0		180
333								0		93
334								0		313
335								0		102
336								0		266
337								0		264
338								0		268
339								0		248
340								0		108
341								0		30
342								0		161
343								0		167
344								0		212
345								0		133
346								0		126
347								0		129
348								0		160
349								0		169
350								0		190
351								0		72
352								0		54
353								0		155
354								0		110
355								0		37
356								0		326
357								0		25
358								0		9
359								0		355
360								0		368
361								0		10
362								0		186
363						99	99	60		146
364						99	99	60		265
365						99	99	60		321
366								0		375
367								0		111
368								0		109
369								0		49
370								0		163
371								0		192
372								0		120

	71	72	73	74	75	76	77	78	79	80
	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	4		0		23	17	14	1
2	2		1		26	26	0	1
3	3		0		3	16.5	0	1
4	1		0		2	5	0	1
5	4		0		8.2	0	0	1
6	1		1		16.5	0	1	1
7	1		0		21.2	0	12.75	1
8	4		0		1.5	5	0	1
9	2		1		3	0	4	1
10	1		0		20	0	0	1
11	1		0		0.1	0	0	1
12	1		0		0		21	1	8/3/2012
13	2		1		0	5	2	1	8/3/2012
14	1		0		8.8	0	11	1
15	1		0		2.1	5.9	0	1
16	1		0		0.8	0	0	1
17	1		1		2	0	0	1
18	1		0		3.7	0	2	1
19	1		0		11		6	1	8/3/2012
20	1		1		10	0	0.17	1
21	1		1		2	1.1	7	1
22	2		0		0.1	0.2	0	1
23	2		0		1.1	10.4	0	1
24	1		0		11	0	0.67	1
25	1		1		3		4	1
26	1		0		1.75	4.25	0	1
27	1		1		6		0	1
28	2		1		16	0	0	1
29	3		0		8	0	0	1
30	1		0		1.5		4	1
31	1		0		13	0	0	1
32	2		0		10	10	0	1
33	1		0		3	0	0	1	8/3/2012
34	2		1		10		0	1
35	2		0		9.25	0	0	1
36	1		0		0	10	1	1
37	1		0		11	0	0	1
38	2		0		18	15	0	1
39	2		0		0	7.5	15	1
40	2		0		10		1.75	1
41	1		1		3	21.5	0.5	1
42	1		0		10.5	9.25	1.75	1
43	1		0		1	7	21	1	8/3/2012
44	1		0		4.5	0	5.5	1
45	2		1		13	28	13	1
46	2		1		40	38	12	1	8/3/2012
47	1		0		0	5	13	1
48	1		0		0	12	6	1
49	2		1		6		5	1
50	2		0		3.25	0	9	1
51	2		0		4	6	0	1
52	1		1		5.25		14	1
53	3		1		7	7	0	1
54	1		1		10	0	7	1
55	1		1		7.25		7	1
56	1		0		3	0.75	0	1
57	4		0		34		0	1
58	1		1		14.25	14.25	18	1
59	2		0		23	0	0	1
60	1		1		14		8	1
61	1		1		16.75		15.25	1
62	1		0		4		3	1
63	2		0		8		0	1
64	3		0		9		0	1
65	1		1		15	15	18	1
66	1		0		13		20	1
67	2		1		14	10	0	1
68	2		0		13	15	0	1
69	2		0		7	0	8	1
70	1		0		2.5	0	1	1
71	1		0		1.25	0	0	1
72	2		1		21	0	0	1
73	1		1		11.5	0	0	1
74	2		1		3	0	0	1
75	1		0		1.75	0	1.25	1
76	1		0		16.75		0	1
77	1		1		13	0	0	1
78	2		1		12	0	10	1	8/3/2012
79	1		0		0	1	9	1
80	1		0		4		0	1
81	1		0		4	1.5	6	1
82	1		0		6	0	8	1
83	1		0		0.75	0	0	1
84	1		0		27		7	1	8/3/2012
85	1		0		1.5	0	0.17	1
86	1		0		5.75	3.5	0	1
87	2		1		22	0	13	1
88	1		1		13		8	1
89	1		1		7		1	1
90	1		0		0		18	1
91	2		0		6		0	1
92	1		0		2.75	0	0	1
93	1		0		5.5	10	1	1
94	1		0		3	4	6	1	8/3/2012
95	3		1		11		6	1
96	1		0		15	6.5	11.75	1
97	2		0		4	6	4	1	8/3/2012
98	2		1		25	0	16	1
99	4		0		5	17	4	1
100	1		0		12		8	1
101	1		0		3.75	13.5	12.5	1
102	1		0		2	1	3	1	8/3/2012
103	2		1		22	9	3	1
104	1		0		5.25	0.25	0	1
105	1		1		35		15	1
106	2		0		1		0	1
107	1		0		1.5		0	1
108	1		1		20	0	8	1
109	2		1		3	0	0	1
110	1		0		4.5	0	7	1
111	1		0		6	5	0	1
112	2		0		0	2	7	1
113	3		0		19	16	2	1
114	4		1		21.5	2	0	1
115	2		0		20		0	1
116	2		1		11	5	0	1
117	1		0		14		5	1
118	1		0		4	0	0	1
119	1		1		6	0	0	1
120	3		1		29		25	1
121	2		1		19		5	1
122	3		1		6	7	0	1
123	1		0		18		0	1
124	2		1		21.25	16	0	1
125	2		0		2.5	1	0	1
126	1		0		20	12	0	1
127	1		0		4.75	9	0	1
128	1		0		11	0	0	1
129	2		0		3.75		0	1
130	1		0		10	3.75	2.75	1
131	1		0		3.5	0	8	1
132	1		0		10	0	6	1
133	1		0		0.5	20	7	1
134	1		0		1.5	2.25	1.5	1
135	1		0		2		1	1
136	1		0		12	8	0	1
137	3		0		0.25	0	0	1
138	1		0		5	2	6	1
139	2		0		8	5	9	1
140	1		0		4.25	0	3	1
141	1		0		29		16	1
142	4		1		14		0	1
143	2		0		11		0	1
144	2		1		10		20	1
145	1		1		9.25	0	4	1
146	1		1		21		0	1
147	1		0		1.5	0	0	1
148	1		1		5		0	1
149	3		0		3	4	0	1
150	2		0		11	0	0	1
151	2		0		9		0	1
152	1		0		6		0	1
153	1		0		31	0	1.25	1
154	4		0		17.75		0.92	1
155	1		0		11	4	3	1
156	1		0		0	0	0	1
157	1		0		0.25	1.5	0	1
158	1		1		24		0	1
159	1		1		22.5		4.25	1
160	2		0		15	0	0	1
161	2		1		10	10	0	1
162	2		1		8		0	1
163	2		0		10.25		7	1
164	2		0		0		0	1	8/3/2012
165	2		0		1	9.5	0	1
166	1		0		7	0.5	10	1
167	1		1		10		11	1
168	4		1		4		0	1
169	1		0		2	2	5	1
170	1		1		15		5	1
171	2		0		0		0	1	8/3/2012
172	1		0		13	0	2	1
173	2		1		10	2	2.25	1
174	2		0		27	17	26	1
175	2		0		11		0	1
176	1		0		23		21	1	8/3/2012
177	2		0		0		0	1
178	2		0		3	7	0	1
179	2		0		12		7	1
180	1		0		9.25	0	0	1
181	1		0		5		3	1
182	1		1		30	0	11	1	8/3/2012
183	1		1		12	5	5	1	8/3/2012
184	1		1		15	15	7	1	8/3/2012
185	2		0		15	0	0	1
186	2		1		4.5		0	1
187	3		1		0	17	0	1	8/3/2012
188	3		1		10	10.75	0	1
189	2		0		13		0	1
190	3		0		8	12	0	1
191	1		0		0	0	7	1
192	3		1		10.25	10.25	0	1
193	3		0		0.5	4.5	0	1
194	1		0		12		24	1	8/3/2012
195	1		1		18.42		9.75	1	8/3/2012
196	2		0		6.75	12	2	1
197	2		0		7	0.5	0	1
198	1		0		5		0	1
199	1		1		6		0.1	1
200	2		1		8		0	1
201	1		0		4.5	0	0	1
202	2		1		4.17	4	0	1
203	1		0		6	0	0	1
204	1		0		12		7	1
205	2		0		16	14	0	1
206	3		0		11	3	0	1
207	1		0		24	17	9	1
208	2		1		4	16	0	1
209	2		1		5	1	0	1
210	1		0		7.5		0	1
211	2		1		4.5	2	0	1
212	1		0		13	0	0	1
213	1		1		13	0	0	1
214	2		0		10	0	0	1
215	1		0		3.25	0	0.6	1
216	2		1		14	0	0	1
217	2		1		1		11.7	1	8/3/2012
218	1		1		17		0	1	8/3/2012
219	4		1		10		0	1	8/3/2012
220	2		1		20	0	2	1	8/3/2012
221	1		1		16.96		7.67	1	8/3/2012
222	1		0		6.75	0	11.75	1	8/3/2012
223	2		1		20	13	3.5	1	8/3/2012
224	1		0		30.42	0	20.17	1	8/3/2012
225	1		0		11.5	0	16	1	8/3/2012
226	2		1		26	26	0	1	8/3/2012
227	2		0		3	0	1	1	8/3/2012
228	2		0		2		4	1
229	1		0		6		9	1
230	2		1		18	0	11	1
231	1		1		35	0	6	1
232	2		1		16	19	2	1
233	1		0		32	0	2.25	1
234	1		0		1.25	2.5	2	1
235	2		0		10	0	0	1
236	2		1		21	33	5	1
237	3		1		1	8	0	1
238	1		0		2		8.25	1
239	2		0		7	0	0	1
240	1		1		8		0	1
241	3		0		6.75	2	0	1
242	4		1		2	2	2	1	8/3/2012
243	3		1		15		3	1
244	2		1		19	0	0	1
245	1		0		15	2	0	1
246	2		1		9	9	0	1
247	1		0		2		0	1
248	1		1		19	0	9	1
249	2		1		9		0	1
250	2		0		5		0	1
251	1		0		0.75	0	0	1
252	1		1		24	24	0	1
253	1		0		14		23	1
254	3		0		12		0	1
255	1		0		10	0	0	1
256	1		1		3		0	1
257	2		1		21		0	1
258	1		0		8		6.75	1
259	2		0		0.25	0	0	1
260	3		1		30	30	0	1
261	2		0		1	0	0	1
262	1		0		4	0	2	1	8/3/2012
263	1		1		0	5	0	1	8/3/2012
264	1		0		14		7	1	8/3/2012
265	1		1		4	18	1	1	8/3/2012
266	1		0		3	9	6	1	8/3/2012
267	1		1		11		12	1	8/3/2012
268	3		1		25	15	10	1	8/3/2012
269	1		0		16	0	11	1
270	2		0		10	6	3	1	8/3/2012
271	2		0		3	6	2	1	8/3/2012
272	1		0		17	0	3	1	8/3/2012
273	1		0		1	3	0	1	8/3/2012
274	1		1		6	0	3	1	8/3/2012
275	2		1		5		0	1	8/3/2012
276	1		0		5	8	0	1	8/3/2012
277	1		0		5		0	1	8/3/2012
278	2		1		18		7	1	8/3/2012
279	2		1		8		0	1	8/3/2012
280	2		0		5	3	0	1	8/3/2012
281	3		1		17		2	1	8/3/2012
282	1		0		1	4	3	1	8/3/2012
283	8		1		20	20	20	1	8/3/2012
284	2		1		20		4	1	8/3/2012
285	1		0		5		3	1	8/3/2012
286	2		0		7	10	4	1	8/3/2012
287	1		0		6	4	0	1	8/3/2012
288	1		0		16	1	1	1	8/3/2012
289	1		0		9	2	2	1	8/3/2012
290	4		1		1		35	1	8/3/2012
291	1		0		10		0	1	8/3/2012
292	1		0		10		2	1	8/3/2012
293	2		0		0		0	1	8/3/2012
294	1		0		0.2	2	0	1	8/3/2012
295	1		0		3.5	8	3	1
296	2		0		7		0	1	8/3/2012
297	1		0		2	3	0	1	8/3/2012
298	2		0		8		0	1	8/3/2012
299	2		0		0	1	0	1	8/3/2012
300	2		0		4	1	0	1	8/3/2012
301	1		0		1		0	1	8/3/2012
302	2		1		10	7	0	1	8/3/2012
303	3		0		0	3	0	1	8/3/2012
304	2		0		25	10	0	1
305	1		1		4		3	1
306	4		1		18	4	0	1	8/3/2012
307	2		0		8	0	0	1
308	1		0		2	5	0	1	8/3/2012
309	1		0		2	0.5	0	1
310	2		0		15	2	0	1
311	2		0		10		1	1
312	1		0		5		0	1
313	2		0		0	0	0	1
314	1		0		3	0	6	1
315	1		0		9	2	9	1
316	1		0		1		0	1
317	1		0		0	12	0	1
318	1		0		0	2.5	0	1
319	1		0		2	0	0	1
320	2		1		15	15	0	1
321	1		0		2	5	0	1
322	3		0		15	0	0	1
323	7		1		5.5	5.5	0	1
324	2		0		15	15	0	1
325	1		1		22	5	0	1
326	1		1		29		10	1
327	1		0		1.5	2	12	1
328	1		0		23	0	1	1
329	3		1			0	0	1
330	4		0		20	5	0	1
331	1		0		20		0	1
332	2		1		10	10	0	1
333	1		0		12		9	1
334	3		1		3		0	1
335	1		1		5	0	0	1
336	4		1		22	9	19	1
337	2		0		8.9	9.8	0	1
338	1		1		11.6	0	0.8	1
339	2		0		14.5	0	0	1
340	1		0		22.2	0	0	1
341	1		0		14.6	0	14	1
342	2		0		6.8	0	0	1
343	1		0		3.4	0	13	1
344	2		0		9.6	0	0	1
345	1		0		6.5	20.8	0	1
346	2		1		6	0	0	1
347	2		1		14	0	0	1
348	1		0		5.8	0	0	1
349	1		0		1.7	6.2	0	1
350	1		0		17		0	1
351	2		0		7		0	1
352	3		1		19	0	0	1
353	1		0		0	0	11.08	1
354	3		0		14.5	21.4	10	1
355	1		0		0.5	0	0	1
356	3		0		10.5	0	0	1
357	2		1		7.5	6.8	0	1
358	2		0		23.2	0	8	1
359	1		0		5.88	0	0	1
360	1		0		0.4	0	0	1
361	1		0		0	0.75	5.75	1
362	3		0		0		0	1
363	1		1		2	2	4	1
364	1		1		11		2	1
365	2		0		3		0	1
366	1		0		3.75		0	1
367	1		0		3	2	6.5	1
368	2		0		16		0	1
369	2		0		15		0	1
370	1		0		12	12.5	10	1
371	1		1		19		14	1
372	2		0		10		0	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						748
2						805
3						774
4						744
5						790
6						751
7						798
8						764
9						782
10						812
11						800
12						769	767
13						762	765
14						773
15						773
16						774
17						766
18						745
19						780	753
20						788
21						795
22						792
23						800
24						792
25						763
26						787
27						815
28						741
29						782
30						770
31						776
32						785
33						781	784
34						783
35						732
36						763
37						801
38						787
39						796
40						702
41						775
42						758
43						784	784
44						738
45						735
46						811	812
47						794
48						764
49						736
50						771
51						799
52						728
53						808
54						756
55						731
56						800
57						756
58						712
59						792
60						768
61						721
62						801
63						738
64						794
65						780
66						783
67						756
68						804
69						756
70						775
71						805
72						763
73						757
74						745
75						761
76						739
77						780
78						775	774
79						808
80						797
81						798
82						741
83						805
84						801	824
85						783
86						795
87						729
88						762
89						762
90						770
91						741
92						802
93						779
94						802	786
95						737
96						762
97						801	754
98						769
99						760
100						725
101						808
102						795	798
103						808
104						764
105						767
106						761
107						788
108						787
109						778
110						768
111						775
112						755
113						781
114						767
115						774
116						798
117						766
118						761
119						784
120						779
121						723
122						782
123						790
124						765
125						770
126						796
127						778
128						800
129						772
130						742
131						798
132						795
133						766
134						796
135						797
136						760
137						790
138						783
139						788
140						783
141						738
142						779
143						752
144						735
145						794
146						776
147						781
148						711
149						799
150						798
151						731
152						792
153						806
154						777
155						800
156						757
157						782
158						798
159						769
160						786
161						761
162						781
163						798
164						791	757
165						793
166						775
167						727
168						738
169						776
170						773
171						700	696
172						751
173						787
174						775
175						731
176						713	707
177						804
178						784
179						750
180						804
181						751
182						764	730
183						801	802
184						782	787
185						765
186						787
187						809	765
188						762
189						791
190						802
191						812
192						751
193						802
194						764	747
195						798	812
196						780
197						768
198						792
199						788
200						791
201						786
202						780
203						802
204						765
205						769
206						789
207						804
208						725
209						772
210						785
211						743
212						780
213						742
214						808
215						720
216						720
217						793	778
218						808	806
219						791	794
220						752	748
221						793	756
222						775	785
223						819	803
224						734	716
225						789	741
226						785	765
227						758	752
228						786
229						767
230						789
231						746
232						801
233						803
234						784
235						764
236						796
237						784
238						773
239						799
240						752
241						810
242						763	776
243						763
244						774
245						780
246						779
247						784
248						786
249						787
250						744
251						780
252						740
253						759
254						783
255						751
256						762
257						796
258						775
259						783
260						768
261						774
262						775	795
263						711	718
264						771	742
265						785	802
266						693	690
267						786	743
268						718	755
269						815
270						793	784
271						789	769
272						760	758
273						786	766
274						781	753
275						750	778
276						763	785
277						748	705
278						740	730
279						804	801
280						788	797
281						775	769
282						792	767
283						779	784
284						749	778
285						765	795
286						776	767
287						762	753
288						813	790
289						797	789
290						713	708
291						788	784
292						808	797
293						796	798
294						804	758
295						777
296						785	769
297						799	790
298						732	741
299						810	797
300						797	766
301						802	783
302						778	793
303						804	803
304						778
305						738
306						773	773
307						699
308						785	778
309						799
310						802
311						775
312						787
313						766
314						763
315						786
316						725
317						798
318						794
319						753
320						755
321						724
322						777
323						742
324						807
325						752
326						789
327						749
328						805
329						781
330						738
331						798
332						800
333						761
334						762
335						755
336						804
337						780
338						810
339						770
340						769
341						798
342						786
343						797
344						722
345						790
346						775
347						778
348						799
349						792
350						801
351						718
352						774
353						803
354						796
355						784
356						774
357						796
358						790
359						792
360						786
361						793
362						777
363						728
364						796
365						748
366						699
367						804
368						761
369						791
370						777
371						785
372						803

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000
37								000000000000
38								000000000000
39								000000000000
40								000000000000
41								000000000000
42								000000000000
43								000000000000
44								000000000000
45								000000000000
46								000000000000
47								000000000000
48								000000000000
49								000000000000
50								000000000000
51								000000000000
52								000000000000
53								000000000000
54								000000000000
55								000000000000
56								000000000000
57								000000000000
58								000000000000
59								000000000000
60								000000000000
61								000000000000
62								000000000000
63								000000000000
64								000000000000
65								000000000000
66								000000000000
67								000000000000
68								000000000000
69								000000000000
70								000000000000
71								000000000000
72								000000000000
73								000000000000
74								000000000000
75								000000000000
76								000000000000
77								000000000000
78								000000000000
79								000000000000
80								000000000000
81								000000000000
82								000000000000
83								000000000000
84								000000000000
85								000000000000
86								000000000000
87								000000000000
88								000000000000
89								000000000000
90								000000000000
91								000000000000
92								000000000000
93								000000000000
94								000000000000
95								000000000000
96								000000000000
97								000000000000
98								000000000000
99								000000000000
100								000000000000
101								000000000000
102								000000000000
103								000000000000
104								000000000000
105								000000000000
106								000000000000
107								000000000000
108								000000000000
109								000000000000
110								000000000000
111								000000000000
112								000000000000
113								000000000000
114								000000000000
115								000000000000
116								000000000000
117								000000000000
118								000000000000
119								000000000000
120								000000000000
121								000000000000
122								000000000000
123								000000000000
124								000000000000
125								000000000000
126								000000000000
127								000000000000
128								000000000000
129								000000000000
130								000000000000
131								000000000000
132								000000000000
133								000000000000
134								000000000000
135								000000000000
136								000000000000
137								000000000000
138								000000000000
139								000000000000
140								000000000000
141								000000000000
142								000000000000
143								000000000000
144								000000000000
145								000000000000
146								000000000000
147								000000000000
148								000000000000
149								000000000000
150								000000000000
151								000000000000
152								000000000000
153								000000000000
154								000000000000
155								000000000000
156								000000000000
157								000000000000
158								000000000000
159								000000000000
160								000000000000
161								000000000000
162								000000000000
163								000000000000
164								000000000000
165								000000000000
166								000000000000
167								000000000000
168								000000000000
169								000000000000
170								000000000000
171								000000000000
172								000000000000
173								000000000000
174								000000000000
175								000000000000
176								000000000000
177								000000000000
178								000000000000
179								000000000000
180								000000000000
181								000000000000
182								000000000000
183								000000000000
184								000000000000
185								000000000000
186								000000000000
187								000000000000
188								000000000000
189								000000000000
190								000000000000
191								000000000000
192								000000000000
193								000000000000
194								000000000000
195								000000000000
196								000000000000
197								000000000000
198								000000000000
199								000000000000
200								000000000000
201								000000000000
202								000000000000
203								000000000000
204								000000000000
205								000000000000
206								000000000000
207								000000000000
208								000000000000
209								000000000000
210								000000000000
211								000000000000
212								000000000000
213								000000000000
214								000000000000
215								000000000000
216								000000000000
217								000000000000
218								000000000000
219								000000000000
220								000000000000
221								000000000000
222								000000000000
223								000000000000
224								000000000000
225								000000000000
226								000000000000
227								000000000000
228								000000000000
229								000000000000
230								000000000000
231								000000000000
232								000000000000
233								000000000000
234								000000000000
235								000000000000
236								000000000000
237								000000000000
238								000000000000
239								000000000000
240								000000000000
241								000000000000
242								000000000000
243								000000000000
244								000000000000
245								000000000000
246								000000000000
247								000000000000
248								000000000000
249								000000000000
250								000000000000
251								000000000000
252								000000000000
253								000000000000
254								000000000000
255								000000000000
256								000000000000
257								000000000000
258								000000000000
259								000000000000
260								000000000000
261								000000000000
262								000000000000
263								000000000000
264								000000000000
265								000000000000
266								000000000000
267								000000000000
268								000000000000
269								000000000000
270								000000000000
271								000000000000
272								000000000000
273								000000000000
274								000000000000
275								000000000000
276								000000000000
277								000000000000
278								000000000000
279								000000000000
280								000000000000
281								000000000000
282								000000000000
283								000000000000
284								000000000000
285								000000000000
286								000000000000
287								000000000000
288								000000000000
289								000000000000
290								000000000000
291								000000000000
292								000000000000
293								000000000000
294								000000000000
295								000000000000
296								000000000000
297								000000000000
298								000000000000
299								000000000000
300								000000000000
301								000000000000
302								000000000000
303								000000000000
304								000000000000
305								000000000000
306								000000000000
307								000000000000
308								000000000000
309								000000000000
310								000000000000
311								000000000000
312								000000000000
313								000000000000
314								000000000000
315								000000000000
316								000000000000
317								000000000000
318								000000000000
319								000000000000
320								000000000000
321								000000000000
322								000000000000
323								000000000000
324								000000000000
325								000000000000
326								000000000000
327								000000000000
328								000000000000
329								000000000000
330								000000000000
331								000000000000
332								000000000000
333								000000000000
334								000000000000
335								000000000000
336								000000000000
337								000000000000
338								000000000000
339								000000000000
340								000000000000
341								000000000000
342								000000000000
343								000000000000
344								000000000000
345								000000000000
346								000000000000
347								000000000000
348								000000000000
349								000000000000
350								000000000000
351								000000000000
352								000000000000
353								000000000000
354								000000000000
355								000000000000
356								000000000000
357								000000000000
358								000000000000
359								000000000000
360								000000000000
361								000000000000
362								000000000000
363								000000000000
364								000000000000
365								000000000000
366								000000000000
367								000000000000
368								000000000000
369								000000000000
370								000000000000
371								000000000000
372								000000000000

	101	102	103	104	105	106	107	108	109	110
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	4004.00	2524.00	15991.00	3594.00	6528.00	26113.00	1	5		3
2	25003.34	0.00	0.00	0.00	25003.34	25003.34	1	5		3
3	7173.80	14767.00	0.00	0.00	21940.80	21940.80	1	5		3
4	6458.34	19212.26	0.00	517.16	25670.60	26187.76	1	5		3
5	15300.00	0.00	3616.00	0.00	15300.00	18916.00	1	5		3
6	34562.00	0.00	0.00	0.00	34562.00	34562.00	1	5		3
7	19167.00		-598.00		19167.00	18569.00	1	5		3
8	21354.17	3500.00	38595.25	0.00	24854.17	63449.42	1	5		3
9	9342.00	0.00	-26.00	0.00	9342.00	9316.00	1	5		3
10	12400.00	0.00	0.00	0.00	12400.00	12400.00	1	5		3
11	19975.00		0.00		19975.00	19975.00	1	5		3
12	0.00	0.00	74691.00	0.00	0.00	74691.00	1	5		3
13	0.00	46507.18	-7894.09	0.00	46507.18	38613.09	1	5		3
14	14583.00	0.00	0.00	0.00	14583.00	14583.00	1	5		3
15	15417.00	13333.00	0.00	0.00	28750.00	28750.00	1	5		3
16	15000.00	0.00	0.00	0.00	15000.00	15000.00	1	5		3
17	31567.00		0.00		31567.00	31567.00	1	5		3
18	18275.00	0.00	-22.00	0.00	18275.00	18253.00	1	5		3
19	23288.00	0.00	-1154.50	0.00	23288.00	22133.50	1	5		3
20	0.00		131292.00		0.00	131292.00	1	5		3
21	24700.00	9935.00	0.00	-179.00	34635.00	34456.00	1	4		3
22	15000.00	4672.00	0.00	0.00	19672.00	19672.00	1	5		3
23	18125.00	8947.00	-259.00	449.00	27072.00	27262.00	1	5		3
24	14594.55	0.00	0.00	0.00	14594.55	14594.55	1	5		3
25	20619.67		0.00		20619.67	20619.67	1	4		3
26	8877.24	8250.00	0.00	0.00	17127.24	17127.24	1	5		3
27	13937.50		0.00		13937.50	13937.50	1	5		3
28	17309.37	0.00	8028.67	0.00	17309.37	25338.04	1	5		3
29	52083.33	0.00	0.00	0.00	52083.33	52083.33	1	5		3
30	0.00		23028.35		0.00	23028.35	1	5		3
31	12087.33	0.00	6743.74	0.00	12087.33	18831.07	1	5		3
32	16654.82	6575.57	0.00	0.00	23230.39	23230.39	1	5		3
33	19246.83	0.00	0.00	0.00	19246.83	19246.83	1	5		3
34	17783.00		0.00		17783.00	17783.00	1	5		3
35	0.00	0.00	20354.84	0.00	0.00	20354.84	1	5		3
36	13333.33	4732.09	0.00	0.00	18065.42	18065.42	1	5		3
37	13454.33	0.00	0.00	0.00	13454.33	13454.33	1	5		3
38	20833.33	12099.34	21869.74	0.00	32932.67	54802.41	1	5		3
39	8273.11	7701.42	0.00	0.00	15974.53	15974.53	1	5		3
40	11821.33		833.33		11821.33	12654.66	1	5		3
41	20833.34	3973.08	0.00	0.00	24806.42	24806.42	1	4		3
42	31250.00	34583.33	0.00	0.00	65833.33	65833.33	1	5		3
43	7800.00	2824.00	679.00	0.00	10624.00	11303.00	1	5		3
44	11900.00	0.00	0.00	0.00	11900.00	11900.00	1	5		3
45	36135.16	3000.00	82532.83	0.00	39135.16	121667.99	1	5		3
46	29215.00	29215.00	0.00	0.00	58430.00	58430.00	1	4		3
47	6337.75	6048.44	0.00	0.00	12386.19	12386.19	1	5		3
48	19180.44	0.00	0.00	0.00	19180.44	19180.44	1	5		3
49	28455.83		0.00		28455.83	28455.83	1	5		3
50	2326.80	0.00	15307.25	709.67	2326.80	18343.72	1	5		3
51	9801.92	1538.46	4006.48	8928.58	11340.38	24275.44	1	5		3
52	55949.82		0.00		55949.82	55949.82	1	5		3
53	10656.54	15563.08	0.00	0.00	26219.62	26219.62	1	4		3
54	8942.96	0.00	7821.97	0.00	8942.96	16764.93	1	4		3
55	15366.00		1485.08		15366.00	16851.08	1	4		3
56	16250.00	5004.55	0.00	0.00	21254.55	21254.55	1	5		3
57	15782.16		0.00		15782.16	15782.16	1	5		3
58	10517.16	2000.00	285.50	0.00	12517.16	12802.66	1	5		3
59	58187.33	0.00	0.00	0.00	58187.33	58187.33	1	5		3
60	23677.10		0.00		23677.10	23677.10	1	5		3
61	17180.67		0.00		17180.67	17180.67	1	5		3
62	0.00		23036.44		0.00	23036.44	1	5		3
63	4239.24		33845.63		4239.24	38084.87	1	5		3
64	27083.34		16177.00		27083.34	43260.34	1	5		3
65	3145.00	0.00	17084.00	0.00	3145.00	20229.00	1	4		3
66	14906.17		0.00		14906.17	14906.17	1	5		3
67	20297.21	1667.00	0.00	0.00	21964.21	21964.21	1	4		3
68	4565.59	9693.68	1333.00	0.00	14259.27	15592.27	1	5		3
69	25954.88	0.00	0.00	0.00	25954.88	25954.88	1	5		3
70	29166.67	0.00	0.00	0.00	29166.67	29166.67	1	5		3
71	20292.50	0.00	0.00	0.00	20292.50	20292.50	1	5		3
72	40027.29	0.00	0.00	0.00	40027.29	40027.29	1	5		3
73	23201.03	0.00	0.00	0.00	23201.03	23201.03	1	5		3
74	9816.75	0.00	41854.41	0.00	9816.75	51671.16	1	4		3
75	12499.99	0.00	0.00	0.00	12499.99	12499.99	1	5		3
76	29199.67		0.00		29199.67	29199.67	1	5		3
77	21890.66	0.00	0.00	0.00	21890.66	21890.66	1	4		3
78	0.00	0.00	8013.51	6914.00	0.00	14927.51	1	5		3
79	0.00	23750.00	0.00	0.00	23750.00	23750.00	1	5		3
80	14583.34		0.00		14583.34	14583.34	1	5		3
81	17333.33	12553.34	0.00	0.00	29886.67	29886.67	1	5		3
82	19166.66	0.00	0.00	0.00	19166.66	19166.66	1	5		3
83	27083.33	0.00	0.00	0.00	27083.33	27083.33	1	5		3
84	16956.00	0.00	0.00	0.00	16956.00	16956.00	1	5		3
85	29583.34	0.00	0.00	0.00	29583.34	29583.34	1	5		3
86	8333.34	4399.83	0.00	0.00	12733.17	12733.17	1	5		3
87	10617.25	0.00	0.00	0.00	10617.25	10617.25	1	5		3
88	54162.54		0.00		54162.54	54162.54	1	4		3
89	36000.00		0.00		36000.00	36000.00	1	5		3
90	20758.33	0.00	0.00	0.00	20758.33	20758.33	1	5		3
91	15125.00		3781.25		15125.00	18906.25	1	5		3
92	28917.24	0.00	13209.00	0.00	28917.24	42126.24	1	5		3
93	3000.00	3653.71	5736.79	0.00	6653.71	12390.50	1	5		3
94	349.70	14167.22	0.00	2712.91	14516.92	17229.83	1	5		3
95	25062.00		946.95		25062.00	26008.95	1	5		3
96	14300.00	10970.32	0.00	0.00	25270.32	25270.32	1	5		3
97	16666.66	3837.83	-2533.70	0.00	20504.49	17970.79	1	5		3
98	32232.00	0.00	0.00	0.00	32232.00	32232.00	1	5		3
99	17624.53	6025.00	0.00	0.00	23649.53	23649.53	1	5		3
100	15215.45		0.00		15215.45	15215.45	1	5		3
101	6039.33	5065.74	3422.86	0.00	11105.07	14527.93	1	5		3
102	39131.34	0.00	0.00	0.00	39131.34	39131.34	1	5		3
103	23731.46	15577.10	-8923.72	0.00	39308.56	30384.84	1	5		3
104	10850.00	9166.65	0.00	0.00	20016.65	20016.65	1	5		3
105	7130.50		439.42		7130.50	7569.92	1	5		3
106	22083.34		5860.05		22083.34	27943.39	1	5		3
107	21000.00		0.00		21000.00	21000.00	1	5		3
108	16111.42	0.00	0.00	0.00	16111.42	16111.42	1	4		3
109	104633.75	0.00	0.00	0.00	104633.75	104633.75	1	4		3
110	19048.30	0.00	0.00	0.00	19048.30	19048.30	1	5		3
111	15548.41	0.00	0.00	0.00	15548.41	15548.41	1	5		3
112	8782.25	4145.29	1199.75	0.00	12927.54	14127.29	1	5		3
113	10462.20	6856.88	1251.50	0.00	17319.08	18570.58	1	5		3
114	72910.92	0.00	0.00	0.00	72910.92	72910.92	1	5		3
115	34783.12		0.00		34783.12	34783.12	1	5		3
116	188439.22	0.00	0.00	0.00	188439.22	188439.22	1	5		3
117	13665.51		0.00		13665.51	13665.51	1	5		3
118	0.00	0.00	22712.09	0.00	0.00	22712.09	1	5		3
119	23938.09	0.00	0.00	0.00	23938.09	23938.09	1	5		3
120	25327.69		0.00		25327.69	25327.69	1	4		3
121	30083.96		0.00		30083.96	30083.96	1	5		3
122	17289.24	0.00	0.00	0.00	17289.24	17289.24	1	5		3
123	11647.70	0.00	5185.49	0.00	11647.70	16833.19	1	5		3
124	6534.42	14087.66	0.00	0.00	20622.08	20622.08	1	5		3
125	4761.90	5999.99	2161.12	0.00	10761.89	12923.01	1	5		3
126	18506.45	8030.59	0.00	0.00	26537.04	26537.04	1	5		3
127	12500.00	6772.21	0.00	0.00	19272.21	19272.21	1	5		3
128	18085.33	0.00	0.00	0.00	18085.33	18085.33	1	5		3
129	14583.34		12770.40		14583.34	27353.74	1	5		3
130	1131.97	5667.50	0.00	4734.20	6799.47	11533.67	1	5		3
131	10416.67	0.00	6527.78	0.00	10416.67	16944.45	1	5		3
132	41667.00	0.00	16607.00	0.00	41667.00	58274.00	1	5		3
133	13333.34	11884.60	0.00	0.00	25217.94	25217.94	1	5		3
134	17020.83	7441.72	0.00	0.00	24462.55	24462.55	1	5		3
135	19600.00		0.00		19600.00	19600.00	1	5		3
136	14748.00	17235.00	0.00	0.00	31983.00	31983.00	1	5		3
137	14333.48	0.00	0.00	0.00	14333.48	14333.48	1	5		3
138	7301.19	5620.57	0.00	0.00	12921.76	12921.76	1	5		3
139	17916.66	7606.19	0.00	0.00	25522.85	25522.85	1	5		3
140	26960.56	0.00	0.00	0.00	26960.56	26960.56	1	5		3
141	13650.00		59416.67		13650.00	73066.67	1	5		3
142	25088.33		0.00		25088.33	25088.33	1	5		3
143	11989.29		38589.58		11989.29	50578.87	1	5		3
144	61933.00		0.00		61933.00	61933.00	1	5		3
145	23451.19	0.00	0.00	0.00	23451.19	23451.19	1	5		3
146	32577.84		0.00		32577.84	32577.84	1	5		3
147	18877.00	0.00	0.00	0.00	18877.00	18877.00	1	5		3
148	26071.53		0.00		26071.53	26071.53	1	5		3
149	15416.61	11866.74	0.00	0.00	27283.35	27283.35	1	5		3
150	28333.37	0.00	0.00	0.00	28333.37	28333.37	1	5		3
151	40000.00		51112.00		40000.00	91112.00	1	5		3
152	11432.76		0.00		11432.76	11432.76	1	5		3
153	21750.00	0.00	21885.45	0.00	21750.00	43635.45	1	5		3
154	42079.36		0.00		42079.36	42079.36	1	5		3
155	11960.00	2458.00	0.00	0.00	14418.00	14418.00	1	5		3
156	38333.33	0.00	0.00	0.00	38333.33	38333.33	1	5		3
157	7916.68	6432.37	0.00	0.00	14349.05	14349.05	1	5		3
158	67329.96		0.00		67329.96	67329.96	1	5		3
159	11676.45		0.00		11676.45	11676.45	1	4		3
160	22916.68	0.00	0.00	0.00	22916.68	22916.68	1	5		3
161	15358.74	8605.20	0.00	0.00	23963.94	23963.94	1	4		3
162	16825.88		0.00		16825.88	16825.88	1	5		3
163	24166.67		0.00		24166.67	24166.67	1	5		3
164	62500.00	0.00	-293.00	0.00	62500.00	62207.00	1	5		3
165	8916.66	12083.34	0.00	1083.33	21000.00	22083.33	1	5		3
166	15895.01	16665.00	0.00	0.00	32560.01	32560.01	1	5		3
167	24613.37		0.00		24613.37	24613.37	1	5		3
168	48039.00		0.00		48039.00	48039.00	1	4		3
169	0.00	0.00	13137.71	0.00	0.00	13137.71	1	5		3
170	13911.58		0.00		13911.58	13911.58	1	5		3
171	70833.33	0.00	-20915.58	0.00	70833.33	49917.75	1	5		3
172	28245.50	0.00	0.00	0.00	28245.50	28245.50	1	5		3
173	10891.00	8333.34	0.00	0.00	19224.34	19224.34	1	5		3
174	8365.08	4961.89	23966.67	0.00	13326.97	37293.64	1	5		3
175	40384.62		0.00		40384.62	40384.62	1	5		3
176	11950.00		2693.34		11950.00	14643.34	1	5		3
177	17499.99		0.00		17499.99	17499.99	1	5		3
178	27500.02	0.00	0.00	0.00	27500.02	27500.02	1	5		3
179	25321.34		0.00		25321.34	25321.34	1	5		3
180	14791.66	0.00	0.00	0.00	14791.66	14791.66	1	5		3
181	30333.33		0.00		30333.33	30333.33	1	5		3
182	72454.00	0.00	22244.00	-19616.00	72454.00	75082.00	1	5		3
183	32121.00	1500.01	0.00	0.00	33621.01	33621.01	1	5		3
184	12371.00	9252.00	0.00	0.00	21623.00	21623.00	1	5		3
185	37626.00	0.00	0.00	0.00	37626.00	37626.00	1	5		3
186	39550.00		0.00		39550.00	39550.00	1	5		3
187	5656.00	0.00	6526.00	0.00	5656.00	12182.00	1	5		3
188	47452.22	5283.33	0.00	0.00	52735.55	52735.55	1	5		3
189	31875.00		10444.00		31875.00	42319.00	1	5		3
190	20980.27	5921.95	2426.00	0.00	26902.22	29328.22	1	5		3
191	1621.00	889.00	5833.33	0.00	2510.00	8343.33	1	5		3
192	53301.03	34888.95	0.00	0.00	88189.98	88189.98	1	5		3
193	14583.40	4591.60	7691.00	0.00	19175.00	26866.00	1	5		3
194	16666.66		15614.25		16666.66	32280.91	0	5		3
195	109270.73	0.00	0.00	0.00	109270.73	109270.73	0	4		3
196	5134.08	4167.50	9266.43	0.00	9301.58	18568.01	1	5		3
197	10000.00	4060.55	25948.83	0.00	14060.55	40009.38	1	5		3
198	9053.68		2416.17		9053.68	11469.85	1	5		3
199	14871.83		0.00		14871.83	14871.83	1	5		3
200	23043.00		0.00		23043.00	23043.00	1	5		3
201	11737.80	0.00	0.00	0.00	11737.80	11737.80	1	5		3
202	3565.00	13353.68	1999.83	0.00	16918.68	18918.51	1	4		3
203	50198.24	0.00	0.00	0.00	50198.24	50198.24	1	5		3
204	32274.00		0.00		32274.00	32274.00	1	5		3
205	12195.68	10366.00	0.00	0.00	22561.68	22561.68	1	5		3
206	6753.79	12188.85	547.00	0.00	18942.64	19489.64	1	5		3
207	13651.29	6817.90	0.00	0.00	20469.19	20469.19	1	5		3
208	7749.63	3618.53	0.00	3156.27	11368.16	14524.43	1	4		3
209	10666.67	7498.40	0.00	0.00	18165.07	18165.07	1	5		3
210	30071.00		0.00		30071.00	30071.00	1	5		3
211	25712.79	0.00	0.00	0.00	25712.79	25712.79	1	5		3
212	14889.00	0.00	0.00	0.00	14889.00	14889.00	1	5		3
213	21281.42	0.00	0.00	0.00	21281.42	21281.42	1	4		3
214	81419.25	0.00	0.00	0.00	81419.25	81419.25	1	5		3
215	2917.00	0.00	50625.89	0.00	2917.00	53542.89	1	5		3
216	18945.19	0.00	1251.02	0.00	18945.19	20196.21	1	5		3
217	59208.42		-162.50		59208.42	59045.92	1	5		3
218	173156.00		0.00		173156.00	173156.00	1	5		3
219	263340.00		0.00		263340.00	263340.00	1	5		3
220	57083.33	0.00	15265.14	0.00	57083.33	72348.47	0	4		3
221	95250.00	0.00	0.00	0.00	95250.00	95250.00	0	4		3
222	27500.00	0.00	0.00	0.00	27500.00	27500.00	1	5		3
223	10000.00	22570.90	0.00	0.00	32570.90	32570.90	0	4		3
224	18166.68	0.00	6351.96	0.00	18166.68	24518.64	0	5		3
225	46500.00	0.00	0.00	0.00	46500.00	46500.00	0	5		3
226	3987.00	10675.00	-347.00	0.00	14662.00	14315.00	1	5		3
227	7461.54	2411.40	0.00	82267.00	9872.94	92139.94	1	5		3
228	71383.56	0.00	0.00	0.00	71383.56	71383.56	1	5		3
229	8333.32	0.00	10665.24	0.00	8333.32	18998.56	1	5		3
230	93373.75	0.00	0.00	0.00	93373.75	93373.75	1	5		3
231	21335.00	0.00	0.00	0.00	21335.00	21335.00	1	4		3
232	9325.00	7595.17	0.00	0.00	16920.17	16920.17	1	4		3
233	14498.54	0.00	0.00	0.00	14498.54	14498.54	1	5		3
234	60159.29	11534.26	0.00	0.00	71693.55	71693.55	1	5		3
235	15002.00	0.00	13614.00	0.00	15002.00	28616.00	1	5		3
236	16777.83	6875.87	21110.00	0.00	23653.70	44763.70	1	5		3
237	9370.20	52998.00	0.00	0.00	62368.20	62368.20	1	5		3
238	21913.88		0.00		21913.88	21913.88	1	5		3
239	20833.33	0.00	1664.69	0.00	20833.33	22498.02	1	5		3
240	36159.66		0.00		36159.66	36159.66	1	5		3
241	19542.90	0.00	7376.28	0.00	19542.90	26919.18	1	5		3
242	40296.00	40355.00	0.00	0.00	80651.00	80651.00	1	5		3
243	40044.42	0.00	-2769.00	0.00	40044.42	37275.42	1	5		3
244	78938.20	0.00	2490.40	0.00	78938.20	81428.60	1	4		3
245	17429.63	0.00	0.00	0.00	17429.63	17429.63	1	5		3
246	41213.37	1987.18	0.00	0.00	43200.55	43200.55	1	5		3
247	21250.00		0.00		21250.00	21250.00	1	5		3
248	43807.99	0.00	0.00	0.00	43807.99	43807.99	1	5		3
249	17951.94		0.00		17951.94	17951.94	1	4		3
250	9604.22		1043.33		9604.22	10647.55	1	5		3
251	12500.00	0.00	10239.00	0.00	12500.00	22739.00	1	5		3
252	3000.00	35848.58	0.00	0.00	38848.58	38848.58	1	5		3
253	10333.33		1989.77		10333.33	12323.10	1	5		3
254	10416.00		27796.90		10416.00	38212.90	1	5		3
255	20500.00	0.00	0.00	0.00	20500.00	20500.00	1	5		3
256	19354.37		0.00		19354.37	19354.37	1	5		3
257	82056.50		0.00		82056.50	82056.50	1	5		3
258	0.00		27361.50		0.00	27361.50	1	5		3
259	29166.67	0.00	0.00	0.00	29166.67	29166.67	1	5		3
260	125267.00	0.00	0.00	0.00	125267.00	125267.00	1	5		3
261	15067.97	0.00	0.00	0.00	15067.97	15067.97	1	5		3
262	44859.00	0.00	0.00	0.00	44859.00	44859.00	0	5		2
263	16666.67	0.00	0.00	19696.00	16666.67	36362.73	0	4		2
264	25000.00		0.00		25000.00	25000.00	0	5		2
265	16083.33		0.00		16083.33	16083.33	0	4		2
266	0.00	0.00	41206.67	0.00	0.00	41206.67	0	5		2
267	27151.00	0.00	399.00	0.00	27151.00	27550.00	0	5		3
268	25570.42	10000.00	11856.59	0.00	35570.42	47427.01	0	4		2
269	35363.34	0.00	187829.50	0.00	35363.34	223192.84	0	5		2
270	9605.02	8338.83	-3973.00	0.00	17943.85	13970.85	1	5		3
271	17083.00	22917.00	-829.00	0.00	40000.00	39171.00	1	5		3
272	0.00	0.00	13122.00	0.00	0.00	13122.00	0	5		2
273	20000.00	12166.67	0.00	0.00	32166.67	32166.67	0	5		2
274	45871.00	0.00	0.00	0.00	45871.00	45871.00	0	5		2
275	0.00		27946.00		0.00	27946.00	0	4		2
276	14583.33	13603.67	0.00	0.00	28187.00	28187.00	0	5		2
277	0.00	0.00	27708.00	0.00	0.00	27708.00	0	5		2
278	0.00		31004.96		0.00	31004.96	0	4		2
279	0.00	0.00	38211.50	0.00	0.00	38211.50	0	5		2
280	24759.00	12000.00	-5055.00	0.00	36759.00	31704.00	1	5		3
281	0.00		18073.00		0.00	18073.00	0	4		2
282	0.00	0.00	16042.00	8709.00	0.00	24751.00	0	5		2
283	17500.00	17570.00	26901.00	0.00	35070.00	61971.00	0	5		2
284	98449.27	0.00	-10608.88	0.00	98449.27	87840.39	0	4		2
285	21500.00	0.00	0.00	0.00	21500.00	21500.00	0	5		2
286	0.00	0.00	39761.00	0.00	0.00	39761.00	0	5		2
287	9676.34	5833.00	0.00	0.00	15509.34	15509.34	1	5		3
288	0.00	0.00	16667.00	17500.00	0.00	34167.00	0	5		2
289	26332.00	0.00	0.00	0.00	26332.00	26332.00	0	5		2
290	5738.30	1544.90	13409.00	0.00	7283.20	20692.20	0	4		3
291	16666.67		0.00		16666.67	16666.67	0	5		2
292	60504.26	0.00	0.00	0.00	60504.26	60504.26	0	5		2
293	14196.00		-1045.00		14196.00	13151.00	1	5		2
294	0.00	0.00	16667.00	16506.00	0.00	33173.00	0	5		2
295	0.00	0.00	16500.00	16179.00	0.00	32679.00	0	5		2
296	0.00		53734.00		0.00	53734.00	0	5		2
297	0.00	1548.42	13750.00	0.00	1548.42	15298.42	0	5		2
298	16146.88		-732.00		16146.88	15414.88	0	5		2
299	0.00	0.00	21750.00	0.00	0.00	21750.00	0	5		2
300	11666.00	13776.66	0.00	0.00	25442.66	25442.66	0	5		3
301	53125.00		0.00		53125.00	53125.00	1	5		2
302	0.00	0.00	30262.00	8420.00	0.00	38682.00	0	4		2
303	0.00	5463.00	13500.00	0.00	5463.00	18963.00	0	5		3
304	38752.25	20816.12	0.00	0.00	59568.37	59568.37	0	5		2
305	0.00		97931.00		0.00	97931.00	0	4		2
306	21260.00	10812.00	2376.00	0.00	32072.00	34448.00	0	4		3
307	181782.00	0.00	0.00	0.00	181782.00	181782.00	0	5		2
308	11000.00	11656.00	0.00	0.00	22656.00	22656.00	1	5		3
309	0.00	0.00	21973.00	0.00	0.00	21973.00	0	5		2
310	0.00	0.00	35715.00	13251.00	0.00	48966.00	0	5		2
311	0.00		30472.33		0.00	30472.33	0	5		2
312	0.00		26076.00		0.00	26076.00	0	5		2
313	0.00	0.00	15933.22	31608.12	0.00	47541.34	0	5		2
314	31877.70	0.00	0.00	0.00	31877.70	31877.70	0	5		2
315	0.00	0.00	6505.27	8333.33	0.00	14838.60	0	5		2
316	15842.00		0.00		15842.00	15842.00	0	5		2
317	0.00	0.00	20833.00	5417.00	0.00	26250.00	0	5		2
318	0.00	13817.00	0.00	0.00	13817.00	13817.00	0	5		2
319	16666.67	0.00	73859.06	0.00	16666.67	90525.73	0	5		2
320	0.00	0.00	1750.00	50752.00	0.00	52502.00	0	4		2
321	0.00	0.00	29852.00	4166.00	0.00	34018.00	0	5		2
322	0.00	0.00	421316.00	0.00	0.00	421316.00	0	5		2
323	81000.00	0.00	0.00	0.00	81000.00	81000.00	0	5		2
324	0.00	0.00	0.00	61316.75	0.00	61316.75	0	5		2
325	0.00	0.00	15549.00	8631.00	0.00	24180.00	0	4		2
326	0.00		33921.00		0.00	33921.00	0	4		2
327	15416.66	0.00	14583.33	0.00	15416.66	29999.99	0	5		3
328	9373.60	2570.47	0.00	0.00	11944.07	11944.07	0	5		2
329	0.00	9570.50	28624.50	1555.50	9570.50	39750.50	0	4		2
330	0.00	0.00	27088.00	19282.00	0.00	46370.00	0	5		2
331	0.00		17311.00		0.00	17311.00	0	5		2
332	14708.70	8377.21	0.00	0.00	23085.91	23085.91	1	5		3
333	9625.00		0.00		9625.00	9625.00	1	5		3
334	32721.15		0.00		32721.15	32721.15	1	5		3
335	9380.50	0.00	0.00	0.00	9380.50	9380.50	1	4		3
336	37960.00	2114.00	-477.00	0.00	40074.00	39597.00	1	5		3
337	13470.00	4000.00	0.00	0.00	17470.00	17470.00	1	5		3
338	17944.00	0.00	0.00	0.00	17944.00	17944.00	1	4		3
339	16397.00	0.00	6825.00	0.00	16397.00	23222.00	1	5		3
340	60201.00	0.00	0.00	0.00	60201.00	60201.00	1	5		3
341	8406.00	0.00	390.00	6088.00	8406.00	14884.00	1	5		3
342	13656.00	0.00	0.00	0.00	13656.00	13656.00	1	5		3
343	18900.00	0.00	0.00	0.00	18900.00	18900.00	1	5		3
344	11250.00	0.00	2045.00	0.00	11250.00	13295.00	1	5		3
345	15229.00	7480.00	-233.00	0.00	22709.00	22476.00	1	5		3
346	62520.00	0.00	0.00	0.00	62520.00	62520.00	1	5		3
347	46095.00	0.00	0.00	0.00	46095.00	46095.00	1	5		3
348	23333.00	0.00	0.00	0.00	23333.00	23333.00	1	5		3
349	15600.00	12153.00	3188.00	0.00	30941.00	30941.00	1	5		3
350	24292.00		0.00		24292.00	24292.00	1	5		3
351	19166.00	0.00	0.00	0.00	19166.00	19166.00	1	5		3
352	275428.00	0.00	0.00	0.00	275428.00	275428.00	0	4		3
353	0.00	0.00	8622.81	819.60	0.00	9442.41	0	5		3
354	-242.00	15312.50	0.00	5042.00	15070.50	20112.50	0	5		3
355	41667.00	0.00	0.00	0.00	41667.00	41667.00	0	5		3
356	27750.00	0.00	0.00	0.00	27750.00	27750.00	0	5		3
357	5464.00	13226.00	0.00	0.00	18690.00	18690.00	0	5		3
358	23333.00	0.00	9452.00	0.00	23333.00	32785.00	0	5		3
359	15315.00	0.00	0.00	0.00	15315.00	15315.00	0	5		3
360	12045.00	0.00	0.00	0.00	12045.00	12045.00	0	5		3
361	3750.00	8500.00	0.00	0.00	12250.00	12250.00	1	5		3
362	68750.00		0.00		68750.00	68750.00	1	5		3
363	15833.00	15833.00	7916.67	7847.33	31666.00	47430.00	0	4		2
364	0.00	0.00	21018.75	0.00	0.00	21018.75	0	4		2
365	0.00	0.00	35358.00	0.00	0.00	35358.00	0	5		2
366	21416.00	0.00	0.00	0.00	21416.00	21416.00	0	5		2
367	13445.75	0.00	0.00	0.00	13445.75	13445.75	1	5		3
368	13782.24		0.00		13782.24	13782.24	1	5		3
369	15617.42		13322.08		15617.42	28939.50	1	5		3
370	17859.13	19416.67	0.00	0.00	37275.80	37275.80	1	5		3
371	20861.17		0.00		20861.17	20861.17	1	5		3
372	20082.40		0.00		20082.40	20082.40	1	5		3

	111	112	113	114	115	116	117	118	119
	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1		4		575480.00	6020.87	0.2306
2		4		192622.35	9631.29	0.3852			100
3		4		161660.25	8866.28	0.4041			100
4		4		304338.93	4912.82	0.1876			100
5		4		491700.27	7339.41	0.3880			100
6		4		32648.06	7703.87	0.2229
7		4		53294.87	6027.50	0.3246
8		4		245095.85	11471.66	0.1808			100
9		4		40968.37	3848.44	0.4131
10		4		142658.38	4981.08	0.4017			100
11		4		610293.21	7938.07	0.3974			100
12		4		8539434.78	17051.96	0.2283
13		4		221984.03	10240.19	0.2652
14		4		611429.68	4121.16	0.2826
15		4		260532.82	3769.13	0.1311			100
16		4		48900.05	4744.50	0.3163			100
17		4		234869.63	10732.78	0.3400			90
18		4		234793.14	7366.91	0.4036
19		4		43337.01	6925.57	0.3129
20		4		486719.93	14993.55	0.1142
21		4		204779.15	13940.90	0.4046
22		4		184088.90	8248.47	0.4193			100
23		4		535269.39	13936.33	0.5112			100
24		4		109602.38	4656.27	0.3190
25		4		201557.81	5136.36	0.2491
26		4		239801.21	6281.52	0.3668			100
27		4		93657.47	3625.70	0.2601			100
28		4		246542.86	10533.02	0.4157			100
29		4		119112.55	16229.17	0.3116			94.5302
30		4		303351.70	8768.16	0.3808
31		4		102818.14	6037.24	0.3206			100
32		4		213370.31	8664.94	0.3730			100
33		4		478805.20	5918.40	0.3075			100
34		4		407614.73	7765.84	0.4367			100
35		4		366287.23	7449.87	0.3660			100
36		4		42685.00	4617.52	0.2556
37		4		196317.09	3903.10	0.2901			100
38		4		1880179.89	13042.97	0.2380			100
39		4		51440.81	6827.51	0.4274
40		4		56848.60	5588.30	0.4416
41		4		121941.02	8521.01	0.3435
42		4		398608.99	12830.92	0.1949
43		4		522531.04	3919.95	0.3468
44		4		3000840.39	6652.10	0.5590
45		4		1329735.37	17556.69	0.1443
46		4		250481.88	8309.56	0.1422
47		4		75928.96	5210.87	0.4207
48		4		122941.52	3465.91	0.1807
49		4		39118.09	8041.62	0.2826
50		4		43453.06	7977.57	0.4349
51		4		147224.96	6872.38	0.2831			100
52		4		284211.25	10361.91	0.1852
53		4		120886.00	11090.90	0.4230			65.3188
54		4		35610.07	7260.89	0.4331
55		4		1115637.00	7240.91	0.4297
56		4		70427.57	8827.01	0.4153			100
57		4		107945.17	7264.53	0.4603			100
58		4		485288.88	5702.30	0.4454
59		4		506343.48	9373.98	0.1611			100
60		4		560307.14	8066.79	0.3407
61		4		130891.35	7315.53	0.4258
62		4		848622.76	8207.88	0.3563
63		4		62961.38	8843.31	0.2322			100
64		4		170038.90	12930.52	0.2989			100
65		4		238811.54	8164.42	0.4036
66		4		839752.00	4261.67	0.2859
67		4		479063.98	5045.18	0.2297			100
68		4		412983.03	6690.64	0.4291			100
69		4		126988.26	8567.71	0.3301
70		4		379521.86	9345.00	0.3204
71		4		446683.56	4531.32	0.2233			100
72		4		696454.68	12940.82	0.3233			100
73		4		97964.03	6375.64	0.2748			100
74		4		463306.14	8685.92	0.1681			100
75		4		78067.00	5328.75	0.4263
76		4		264726.46	11145.51	0.3817			100
77		4		181288.75	7420.93	0.3390			100
78		4		210383.53	5746.17	0.3849
79		4		146755.37	8751.88	0.3685
80		4		446994.66	5338.96	0.3661			100
81		4		152984.74	6029.84	0.2018
82		4		66423.32	5284.52	0.2757
83		4		862320.31	5736.25	0.2118			100
84		4		545104.96	5846.06	0.3448
85		4		872090.53	7434.29	0.2513
86		4		54989.45	4015.66	0.3154			100
87		4		77007.87	5293.76	0.4986
88		4		476362.35	9882.77	0.1825
89		4		107885.83	6426.00	0.1785
90		4		242958.02	4141.43	0.1995
91		4		138677.34	7958.09	0.4209			100
92		4		3887563.60	13488.82	0.3202			100
93		4		33335.33	4589.44	0.3704
94		4		1031920.50	7342.80	0.4262
95		4		412663.08	6780.53	0.2607
96		4		113739.71	5782.63	0.2288
97		4		91037.67	7396.06	0.4116
98		4		137514.63	12080.55	0.3748
99		4		269426.10	8809.45	0.3725
100		4		252258.69	5903.59	0.3880
101		4		167749.59	4894.10	0.3369
102		4		128359.72	8565.19	0.2189
103		4		223546.44	12473.49	0.4105
104		4		96155.80	6407.33	0.3201			100
105		4		773212.07	3699.42	0.4887
106		4		2182906.07	10749.82	0.3847			100
107		4		78699.56	4386.90	0.2089			100
108		4		42328.69	3270.62	0.2030
109		4		1165895.63	19681.61	0.1881			100
110		4		78820.53	4299.20	0.2257
111		4		61900.08	5765.35	0.3708			100
112		4		82369.12	6213.18	0.4398
113		4		277950.70	4746.64	0.2556
114		4		175325.40	14812.36	0.2032
115		4		453911.03	11151.47	0.3206			100
116		4		2664376.70	21840.11	0.1159			100
117		4		89821.66	4259.54	0.3117
118		4		143347.70	7690.31	0.3386			100
119		4		481966.97	9936.70	0.4151			100
120		4		203072.06	7143.67	0.2821
121		4		420575.89	9126.27	0.3034
122		4		116779.16	5138.07	0.2972			100
123		4		71885.12	7326.70	0.4353			100
124		4		400340.47	5899.48	0.2861			100
125		4		576363.18	5520.71	0.4272			100
126		4		408889.23	6188.44	0.2332			100
127		4		102275.58	7934.37	0.4117			100
128		4		210342.27	6973.70	0.3856			100
129		4		326340.48	8104.91	0.2963			100
130		4		192632.92	5426.59	0.4705
131		4		120780.37	5656.06	0.3338
132		4		893790.46	13204.89	0.2266
133		4		246374.95	8422.77	0.3340
134		4		314209.98	5132.61	0.2098
135		4		780490.79	6205.36	0.3166
136		4		432960.98	8943.63	0.2796			100
137		4		417179.91	6177.73	0.4310			100
138		4		21791.71	5272.21	0.4080
139		4		140625.98	6607.87	0.2589
140		4		88492.64	5071.23	0.1881
141		4		100853.43	7379.73	0.1010
142		4		207596.90	10534.59	0.4199			100
143		4		615115.15	15209.07	0.3007
144		4		384831.15	22085.31	0.3566
145		4		417000.50	8029.69	0.3424
146		4		150353.66	7737.24	0.2375			100
147		4		320094.86	5591.37	0.2962			100
148		4		79791.70	8090.00	0.3103
149		4		250269.59	8517.86	0.3122			100
150		4		321435.87	6870.84	0.2425			100
151		4		485027.01	33346.99	0.3660			100
152		4		208589.60	4848.34	0.4241			100
153		4		3051624.00	17410.54	0.3990
154		4		660039.19	8691.58	0.2066
155		4		433763.77	6235.44	0.4325
156		4		698441.58	11224.00	0.2928			100
157		4		301002.08	5784.10	0.4031			100
158		4		944903.58	7554.42	0.1122			100
159		4		87240.68	4866.74	0.4168
160		4		192149.02	10296.46	0.4493			100
161		4		315688.41	10577.68	0.4414			100
162		4		62429.24	5963.09	0.3544			100
163		4		717029.41	8169.20	0.3380
164		4		2459778.25	17104.75	0.2750			100
165		4		231115.24	8784.75	0.3978			56.8594
166		4		39124.90	7466.01	0.2293
167		4		48653.07	7155.11	0.2907
168		4		80595.78	17629.69	0.3670			100
169		4		30731.14	4795.28	0.3650
170		4		88603.51	4331.11	0.3113
171		4		307161.61	21114.21	0.4230			100
172		4		205194.48	6211.19	0.2199
173		4		37161.39	6507.44	0.3385
174		4		539974.51	9412.91	0.2524
175		4		1124014.66	10024.71	0.2482			100
176		4		132026.82	5860.07	0.4002
177		4		81693.40	7609.47	0.4348			100
178		4		585022.02	7540.51	0.2742			100
179		4		474602.20	9437.62	0.3727
180		4		54610.92	4609.08	0.3116			100
181		4		114107.02	12103.00	0.3990
182		4		78460.76	12050.66	0.1605
183		4		628912.25	13384.22	0.3981
184		4		256189.67	9677.81	0.4476
185		4		455123.00	15268.63	0.4058			100
186		4		133554.31	12952.63	0.3275			100
187		4		210916.53	3576.64	0.2936			100
188		4		416339.85	12255.74	0.2324			100
189		4		254062.97	16454.56	0.3888			100
190		4		172783.95	13048.13	0.4449			100
191		4		51180.08	2789.18	0.3343
192		4		434642.43	11818.60	0.1340			100
193		4		245656.23	5966.94	0.2221			100
194		4		226093.20	9794.03	0.3034
195		4		188625.75	12189.70	0.1116
196		4		126872.43	8155.07	0.4392
197		4		162455.44	7509.76	0.1877			100
198		4		97613.57	4450.30	0.3880			76.0614
199		4		232552.91	6095.96	0.4099
200		4		1289722.95	9267.89	0.4022			100
201		4		315116.44	5271.45	0.4491			100
202		4		1063224.75	7268.04	0.3842			100
203		4		810544.38	8081.92	0.1610			100
204		4		359020.02	8652.66	0.2681
205		4		200869.11	9184.86	0.4071			100
206		4		288547.26	5613.02	0.2880			100
207		4		507269.74	5272.86	0.2576
208		4		61610.22	5792.34	0.3988			100
209		4		150734.11	5407.74	0.2977			100
210		4		94893.73	7208.02	0.2397			100
211		4		541934.52	7135.30	0.2775			100
212		4		159867.68	6641.98	0.4461			100
213		4		85476.10	8027.35	0.3772			100
214		4		1602184.04	10177.41	0.1250			100
215		4		2562428.21	12282.74	0.2294
216		4		108194.86	7573.98	0.3750			100
217		4		1690213.11	18321.95	0.3103
218		4		630234.20	14181.48	0.0819			100
219		4		786589.75	28256.38	0.1073			100
220		4		538687.07	13992.19	0.1934
221		4		85567.17	10515.60	0.1104
222		4		148781.88	8019.00	0.2916
223		4		108396.23	10494.34	0.3222
224		4		30142.51	9601.50	0.3916
225		4		156356.20	7309.80	0.1572
226		4		458162.53	6099.19	0.4261			100
227		4		217299.46	8216.03	0.0892
228		4		1243946.84	14238.52	0.1995
229		4		141947.63	6911.68	0.3638
230		4		580664.97	11811.78	0.1265
231		4		154311.49	10626.96	0.4981
232		4		378706.96	5993.87	0.3542
233		4		53250.60	3287.31	0.2267
234		4		1080359.49	6896.06	0.0962
235		4		284384.58	12167.52	0.4252			100
236		4		1961900.79	17592.13	0.3930
237		4		551900.71	11288.64	0.1810			100
238		4		144549.72	6929.17	0.3162
239		4		440719.64	8443.51	0.3753			100
240		4		352133.60	8258.87	0.2284			100
241		4		358220.00	9233.52	0.3430			100
242		4		253584.54	15202.71	0.1885
243		4		408184.08	15441.90	0.4143
244		4		211527.85	10374.00	0.1274			100
245		4		63741.55	6118.83	0.3511			100
246		4		298000.64	17837.51	0.4129			100
247		4		97590.27	7809.38	0.3675			100
248		4		1189079.96	10588.39	0.2417
249		4		300900.52	6692.25	0.3728			100
250		4		170197.61	4782.88	0.4492			55.4651
251		4		443702.62	9689.09	0.4261			100
252		4		248575.09	10898.27	0.2805			100
253		4		2149655.47	5300.17	0.4301
254		4		128679.47	10081.02	0.2638			66.4874
255		4		191411.65	4052.85	0.1977			100
256		4		133839.22	6162.43	0.3184			69.4331
257		4		76848.67	9444.70	0.1151			85.9076
258		4		106702.65	9018.35	0.3296
259		4		585651.92	10456.25	0.3585			100
260		4		1649625.60	37517.47	0.2995			100
261		4		53890.37	5596.85	0.3714			100
262		3		478231.25	7017.70	0.1564
263		4		8621941.70	7999.80	0.2200			100
264		4		328687.90	6597.55	0.2639
265		4		40039.00	6046.83	0.3760
266		4		1295059.00	11858.41	0.2878
267		3		247373.53	9675.81	0.3512
268		4		344866.38	17033.22	0.3591
269		4		2099876.74	19551.69	0.0876
270		3		730753.87	5668.95	0.4058
271		3		1978826.13	8627.02	0.2202
272		4		569356.14	4494.78	0.3425
273		4		200083.25	7065.22	0.2196			100
274		3		818692.83	7100.56	0.1548
275		4		451332.00	7187.85	0.2572			100
276		4		277432.32	8752.63	0.3105			100
277		4		534341.00	8258.01	0.2980			100
278		4		202330.00	12759.63	0.4115
279		3		545080.00	15334.66	0.4013			66.1974
280		4		458859.05	14092.97	0.4445			100
281		4		291711.41	6834.14	0.3781
282		4		135952.18	4840.13	0.1956
283		3		663195.26	18121.81	0.2924
284		4		627005.73	20968.64	0.2387
285		4		607320.87	7901.12	0.3675
286		4		556603.50	13200.25	0.3320
287		4		88527.92	4498.41	0.2900			36.8947
288		4		616746.88	8039.91	0.2353
289		3		227354.00	7566.24	0.2873
290		3		813510.81	9134.61	0.4415
291		4		611309.89	6200.80	0.3720			100
292		4		330002.59	8323.93	0.1376
293		4		202515.86	5243.53	0.3987			100
294		4		550740.00	8513.39	0.2566			0
295		4		113799.97	5343.02	0.1635
296		4		722594.99	8405.66	0.1564			0
297		4		93081.56	4114.60	0.2690			100
298		4		413957.60	4903.50	0.3181			0
299		3		4213586.25	7465.06	0.3432			100
300		3		989325.40	10176.58	0.4000			100
301		4		409815.00	10620.91	0.1999			100
302		4		820433.85	12517.84	0.3236			0
303		3		1903337.29	10991.68	0.5796			100
304		3		842004.21	17060.38	0.2864			100
305		4		644932.00	13207.95	0.1349
306		4		905470.39	16013.43	0.4649			100
307		3		3404532.70	15633.25	0.0860			100
308		4		550420.01	4741.90	0.2093			100
309		4		204416.20	9663.73	0.4398			0
310		4		380234.34	10331.83	0.2110			0
311		4		4712111.06	9949.22	0.3265
312		4		138488.21	6410.68	0.2458			0
313		4		178607.30	10725.33	0.2256			0
314		4		299947.97	12400.43	0.3890
315		4		842671.64	4218.61	0.2843
316		4		106245.38	5732.63	0.3619			100
317		4		1523493.69	6373.50	0.2428			0
318		3		168309.16	5036.30	0.3645			100
319		3		2503426.24	8274.05	0.0914			100
320		4		517824.29	14264.79	0.2717
321		4		270634.72	6854.63	0.2015			0
322		4		16794999.00	19212.01	0.0456			0
323		3		8071625.38	21642.96	0.2672
324		4		1930176.43	13784.01	0.2248
325		4		1156721.00	9350.41	0.3867			0
326		4		2070447.00	16221.02	0.4782
327		3		360783.81	10485.00	0.3495
328		4		491694.31	4098.01	0.3431
329		4		806732.98	17365.72	0.4369			0
330		4		126532.24	13572.50	0.2927			0
331		4		581465.00	3993.65	0.2307			0
332		4		142603.63	9082.00	0.3934			100
333		4		86838.54	3534.40	0.3672
334		4		297835.08	13683.13	0.4182			100
335		4		47789.72	3811.57	0.4063			100
336		4		825969.60	9343.66	0.2360
337		4		212902.57	7181.53	0.4111			100
338		4		225985.63	5032.20	0.2804
339		4		944212.10	9785.24	0.4214			100
340		4		877490.44	13522.95	0.2246			100
341		4		92007.28	5830.33	0.3917
342		4		270052.60	5445.30	0.3987			100
343		4		141003.02	4499.52	0.2381
344		4		873381.40	5785.08	0.4351			100
345		4		332350.26	9955.36	0.4429			100
346		4		327939.03	16926.23	0.2707			100
347		4		499799.86	11022.51	0.2391			99.99
348		4		181580.58	7022.30	0.3010			100
349		4		376875.80	12677.15	0.4097			99.99
350		4		311723.08	7425.75	0.3057			100
351		4		63544.65	7007.36	0.3656			100
352		4		1238548.93	27047.86	0.0982			100
353		4		45093.44	4039.72	0.4278
354		4		101338.30	6132.56	0.3049
355		4		429899.15	10916.67	0.2620			100
356		4		371735.39	9709.59	0.3499			100
357		4		331709.03	7400.62	0.3960			100
358		4		923372.73	6027.46	0.1838
359		4		106217.48	3925.46	0.2563			100
360		4		91872.27	4956.84	0.4115			100
361		4		566895.00	4747.68	0.3876
362		4		1126078.99	22015.40	0.3202			100
363		3		4155593.01	16138.44	0.3403
364		4		255530.11	5351.86	0.2546
365		4		564535.01	10116.88	0.2861			0
366		4		1861786.74	4814.66	0.2248			100
367		4		89182.14	3412.59	0.2538
368		4		83543.22	4455.65	0.3233			100
369		4		431040.57	9231.99	0.3190			100
370		4		1047643.68	6634.65	0.1780
371		4		423125.96	5648.66	0.2708
372		4		93792.27	8229.21	0.4098			100

	120	121	122	123	124	125	126	127	128
	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1	Pacific Grove	CA	93950	1	1		1460000.00	3	20120306
2	Hollister	CA	95023	7	1	1000000.00	1100000.00	3	20120218
3	Loomis	CA	95650	7	1	899000.00	899000.00	3	20120423
4	Danville	CA	94526	7	1	1300000.00	1300000.00	3	20120608
5	Bend	OR	97701	1	1	610000.00	610000.00	3	20120420
6	Kirkland	WA	98034	1	1		950000.00	3	20120418
7	Seattle	WA	98109	1	1		1150000.00	3	20120423
8	Flower Mound	TX	75028	7	1	770000.00	800000.00	3	20120514
9	Edina	MN	55424	1	1		893000.00	3	20120228
10	HINSDALE	IL	60521	1	1	849000.00	850000.00	3	20120331
11	CHICAGO	IL	60611	4	1	1400000.00	1415000.00	3	20120501
12	TOWN OF CRANBERRY ISLES	ME	04646	1	2		2000000.00	3	20120118
13	NORTHBROOK	IL	60062	1	1		1160000.00	3	20111130
14	Deer Park	IL	60010	1	1		670000.00	3	20120305
15	CHICAGO	IL	60613	1	1	737500.00	737500.00	3	20120410
16	NORTHBROOK	IL	60062	7	1	670000.00	680000.00	3	20120320
17	HIGHLAND PARK	IL	60035	1	1	1200000.00	1300000.00	3	20120330
18	WILMETTE	IL	60091	1	1		1000000.00	3	20120427
19	DANVILLE	CA	94506	1	1		1750000.00	3	20111118
20	Richmond	TX	77469	7	1		1900000.00	3	20120227
21	Los Angeles	CA	90077	1	1		2300000.00	3	20120320
22	Dallas	TX	75225	1	1	1145000.00	1160800.00	3	20120417
23	Dripping Spgs	TX	78620	1	1	1350000.00	1460000.00	3	20120423
24	Milton	GA	30004	7	1		840000.00	3	20120625
25	DALLAS	TX	75209	1	1		775000.00	3	20120222
26	UNIVERSITY PARK	TX	75225	1	1	1140000.00	1140000.00	3	20120522
27	AUSTIN	TX	78746	1	1	665000.00	675000.00	3	20120606
28	CHICAGO	IL	60610	6	1	1060000.00	1060000.00	3	20120319
29	NAPLES	FL	34110	7	1	2337000.00	2340000.00	3	20120426
30	HOUSTON	TX	77056	7	1		1200000.00	3	20120426
31	MAGNOLIA	TX	77354	7	1	815000.00	845000.00	3	20120519
32	LA HABRA HEIGHTS	CA	90631	1	1	950000.00	950000.00	3	20120322
33	SANTA BARBARA	CA	93103	6	1	1285000.00	1285000.00	3	20120229
34	CORONA	CA	92881	7	1	780000.00	865000.00	3	20120405
35	FAIRFIELD	CA	94534	1	1	840000.00	840000.00	3	20120503
36	Denver	CO	80210	1	1		715000.00	3	20120420
37	Denver	CO	80206	1	1	785000.00	785000.00	3	20120426
38	Denver	CO	80230	7	1	975000.00	980000.00	3	20120501
39	AUBURN	CA	95603	7	1		785000.00	3	20120328
40	PENRYN	CA	95663	1	1		998000.00	3	20120202
41	HOUSTON	TX	77059	7	1		1100000.00	3	20120508
42	SANTA MONICA	CA	90402	1	1		2700000.00	3	20120511
43	PERRYVILLE	MD	21903	1	1		550000.00	3	20120110
44	NEWTON CENTER	MA	02459	1	1		1300000.00	3	20120307
45	REDONDO BEACH	CA	90277	1	1		2500000.00	3	20120215
46	HUNTINGTON BEACH	CA	92648	7	1		1500000.00	3	20120207
47	HUNT	TX	78024	7	1		770000.00	3	20120223
48	SCOTTSDALE	AZ	85258	7	1		675000.00	3	20120228
49	HOUSTON	TX	77055	7	1		630000.00	3	20120413
50	DENVER	CO	80220	1	1		1100000.00	3	20120315
51	PORTLAND	OR	97229	7	1	695000.00	700000.00	3	20120423
52	GREAT RIVER	NY	11739	1	1		2186000.00	3	20120425
53	PASADENA	CA	91103	1	1	1250000.00	1250000.00	3	20120321
54	FULLERTON	CA	92835	1	1		1040000.00	3	20120319
55	WALNUT	CA	91789	1	1		1400000.00	3	20120502
56	PORTLAND	OR	97210	1	1	1550000.00	1550000.00	3	20120511
57	SCOTTSDALE	AZ	85255	7	1	830000.00	950000.00	3	20120531
58	LOS ANGELES	CA	90048	1	1		1175000.00	3	20120404
59	BRIGHTON	MI	48114	1	1	885000.00	933000.00	3	20120420
60	FRANKLIN	MI	48025	1	1		1200000.00	3	20120510
61	LOS ANGELES	CA	90024	1	1		2800000.00	3	20120503
62	STUDIO CITY	CA	91604	1	1		1670000.00	3	20120421
63	CARROLLTON	TX	75010	7	1	740000.00	740000.00	3	20120413
64	PALOS VERDES ESTATES	CA	90274	1	1	995000.00	995000.00	3	20120411
65	ARCADIA	CA	91007	1	1		1740000.00	3	20120516
66	PARADISE VALLEY	AZ	85253	1	1		1120000.00	3	20120516
67	BEND	OR	97701	7	1	742000.00	810000.00	3	20120418
68	NEWPORT BEACH	CA	92660	7	1	1400000.00	1400000.00	3	20120419
69	PALO ALTO	CA	94301	1	1		2000000.00	3	20120515
70	AUSTIN	TX	78746	1	1		1011000.00	3	20120427
71	CRANBERRY TWP	PA	16066	7	1	850000.00	855000.00	3	20120424
72	ARCADIA	CA	91006	1	1	1760000.00	1800000.00	3	20120502
73	LEANDER	TX	78641	1	1	925000.00	940000.00	3	20120507
74	NEWPORT BEACH	CA	92660	1	1	1050000.00	1050000.00	3	20120514
75	MERCER ISLAND	WA	98040	1	1		1580000.00	3	20120514
76	LOS GATOS	CA	95030	1	1	1520000.00	1450000.00	3	20120607
77	SCOTTSDALE	AZ	85259	7	1	865000.00	850000.00	3	20120517
78	Walnut Creek	CA	94595	1	1		1400000.00	3	20120119
79	Kentfield	CA	94904	1	1		2935000.00	3	20120522
80	Moraga	CA	94556	1	1	1182750.00	1200000.00	3	20120521
81	Palo Alto	CA	94306	1	1		1920000.00	3	20120530
82	Palo Alto	CA	94301	1	1		1500000.00	3	20120618
83	VIRGINIA BEACH	VA	23451	1	1	1221600.00	1400000.00	3	20120420
84	Boulder	CO	80304	7	1		1050000.00	3	20120119
85	Boulder	CO	80304	1	1		1300000.00	3	20120410
86	Houston	TX	77401	1	1	697500.00	730000.00	3	20120612
87	Crystal Bay	NV	89402	1	1		1000000.00	3	20120605
88	Houston	TX	77027	1	1		1550000.00	3	20120604
89	Houston	TX	77005	1	1		1250000.00	3	20120613
90	Boulder	CO	80304	1	1		750000.00	3	20120309
91	San Francisco	CA	94110	1	1	1057000.00	1057000.00	3	20120511
92	Los Gatos	CA	95032	1	1	3509000.00	3510000.00	3	20120504
93	College Station	TX	77845	1	1		740000.00	3	20120420
94	Hillsborough	CA	94010	1	1		2250000.00	3	20120114
95	San Luis Obispo	CA	93401	1	1		1400000.00	98	20120322
96	Santa Barbara	CA	93109	1	1		1225000.00	3	20120608
97	Oakland	CA	94611	1	1		1000000.00	3	20120106
98	ORLANDO	FL	32836	1	1		1095000.00	3	20120420
99	PETALUMA	CA	94952	1	1		1000000.00	3	20120428
100	CLARENDON HILLS	IL	60514	1	1		1000000.00	3	20120525
101	Bay Village	OH	44140	1	1		1114000.00	3	20120605
102	GREENWOOD VILLAGE	CO	80111	1	1		1531000.00	3	20120225
103	HOUSTON	TX	77024	7	1		1150000.00	3	20120313
104	EDISON	NJ	08820	1	1	860000.00	865000.00	3	20120316
105	Philadelphia	PA	19138	1	1		750000.00	98	20120418
106	DENVER	CO	80209	1	1	977000.00	977000.00	3	20120330
107	PALM BEACH GARDENS	FL	33418	7	1	710000.00	710000.00	3	20120404
108	CAREFREE	AZ	85377	1	1		1000000.00	3	20120418
109	CALISTOGA	CA	94515	1	2	1395000.00	1425000.00	3	20120418
110	ATLANTA	GA	30306	1	1		745000.00	3	20120421
111	EL PASO	TX	79922	1	1	800000.00	800000.00	3	20120416
112	REDONDO BEACH	CA	90277	3	1		1035000.00	3	20120524
113	ATLANTA	GA	30306	1	1		810000.00	98	20120424
114	Coloma	MI	49038	1	2		1062500.00	3	20120628
115	LAUDERDALE BY THE SEA	FL	33308	3	1	1000000.00	1070000.00	3	20120504
116	PARADISE WAY	AZ	85253	1	2	1357000.00	1360000.00	3	20120507
117	STONEHAM	MA	02180	1	1		617000.00	3	20120511
118	BEDFORD	NH	03110	1	1	865000.00	853000.00	3	20120504
119	LOS GATOS	CA	95030	1	1	1900000.00	1790000.00	3	20120506
120	SAN DIEGO	CA	92106	1	1		1800000.00	3	20120608
121	Agoura Hills	CA	91301	7	1		1150000.00	3	20120607
122	ATLANTA	GA	30319	7	1	760000.00	770000.00	3	20120526
123	OAK PARK	IL	60302	1	1	870000.00	882000.00	3	20120613
124	Littleton	CO	80123	1	1	803000.00	805000.00	3	20120629
125	Dallas	TX	75205	1	1	580000.00	580000.00	3	20120418
126	Dallas	TX	75205	1	1	1350000.00	1350000.00	3	20120515
127	University Park	TX	75225	1	1	1250000.00	1250000.00	3	20120322
128	Dallas	TX	75205	1	1	1085000.00	1085000.00	3	20120417
129	Dallas	TX	75214	1	1	800000.00	815000.00	3	20120418
130	Dallas	TX	75229	1	1		895000.00	3	20120508
131	Dallas	TX	75225	1	1		1050000.00	3	20120501
132	Dallas	TX	75225	1	1		3275000.00	3	20120430
133	University Park	TX	75205	1	1		1085000.00	3	20120529
134	Dallas	TX	75214	1	1		840000.00	3	20120501
135	Dallas	TX	75214	1	1		1015000.00	3	20120501
136	University Park	TX	75225	1	1	1090000.00	1120000.00	3	20120625
137	Renton	WA	98059	7	1	900000.00	900000.00	3	20120507
138	Franklin	TN	37067	7	1		760000.00	3	20120419
139	JACKSONS GAP	AL	36861	1	1		739000.00	3	20120517
140	Austin	TX	78731	1	1		755000.00	3	20120403
141	WEST BLOOMFIELD	MI	48323	1	1		1700000.00	3	20120509
142	Waxhaw	NC	28173	7	1	840000.00	880000.00	3	20120512
143	Charlotte	VT	05445	7	2		1698500.00	3	20120325
144	New York	NY	10023	2	1		4350000.00	3	20120329
145	New York	NY	10028	2	1		2400000.00	3	20120418
146	East Hampton	NY	11937	1	1	1087500.00	1090000.00	3	20120426
147	Rumson	NJ	07760	1	1	1325000.00	1335000.00	3	20120320
148	CANYON LAKE	TX	78133	7	1		1000000.00	3	20120502
149	BOERNE	TX	78006	1	1	765000.00	775000.00	3	20120502
150	PHOENIX	AZ	85021	1	1	835000.00	835000.00	3	20120507
151	MESA	AZ	85207	1	1	1380000.00	1385000.00	3	20120501
152	AUSTIN	TX	78759	7	1	605000.00	630000.00	3	20120529
153	HOUSTON	TX	77057	7	1		2450000.00	3	20111220
154	DALLAS	TX	75201	4	1		755000.00	3	20120426
155	GREENSBORO	GA	30642	7	1		1075000.00	3	20120421
156	HONOLULU	HI	96816	1	1	3300000.00	3250000.00	3	20120515
157	ANNAPOLIS	MD	21401	7	1	1035000.00	1050000.00	3	20120612
158	NAPLES	FL	34110	7	2	1250000.00	1280000.00	3	20120330
159	LEESBURG	VA	20175	7	1		940000.00	3	20120423
160	SANTA ROSA BEACH	FL	32459	1	2	1375000.00	1400000.00	3	20120507
161	DESTIN	FL	32541	3	2	875000.00	875000.00	3	20120521
162	HARDYVILLE	VA	23070	7	2	625000.00	630000.00	3	20120419
163	KANSAS CITY	MO	64112	4	1		630000.00	3	20120405
164	LA JOLLA	CA	92037	1	1	1750000.00	1750000.00	3	20120229
165	SAN MARINO	CA	91108	1	1	1495000.00	1505000.00	3	20120426
166	ALTADENA	CA	91001	1	1		1400000.00	3	20120423
167	SANTA ANA	CA	92705	1	1		950000.00	3	20120321
168	CHESTERFIELD	MO	63005	7	1	1250000.00	1290000.00	3	20120601
169	CHINO HILLS	CA	91709	7	1		1530000.00	3	20120528
170	ANDERSON	SC	29625	7	1		950000.00	3	20120413
171	INDIANAPOLIS	IN	46240	1	1	1775000.00	1800000.00	3	20120220
172	BERRYVILLE	VA	22611	1	1		1017000.00	3	20120305
173	RALEIGH	NC	27617	7	1		850000.00	3	20120518
174	CHARLOTTESVILLE	VA	22901	1	1		1495000.00	3	20120321
175	ANNAPOLIS	MD	21401	1	1	1200000.00	1200000.00	3	20120502
176	ORINDA	CA	94563	1	1		1200000.00	3	20120105
177	PASADENA	CA	91105	1	1	850000.00	850000.00	3	20120608
178	Oxnard	CA	93035	7	2	1100000.00	1129000.00	3	20120323
179	DALLAS	TX	75214	1	1		925000.00	3	20120518
180	Houston	TX	77094	1	1	800000.00	815000.00	3	20120604
181	Mustang	OK	73064	1	1		1350000.00	3	20120425
182	TOMBALL	TX	77377	1	1		1550000.00	3	20110907
183	SOUTHLAKE	TX	76092	1	1		2335000.00	3	20120124
184	HOUSTON	TX	77005	1	1		1280000.00	3	20120122
185	OVERLAND PARK	KS	66209	7	1	675000.00	675000.00	3	20120507
186	CLARKSVILLE	MD	21029	1	1	1462500.00	1465000.00	3	20120510
187	DAMASCUS	OR	97089	1	1	650000.00	650000.00	3	20110902
188	UNIVERSITY PARK	TX	75225	1	1	1375000.00	1450000.00	3	20120509
189	UNIVERSITY PARK	TX	75225	1	1	1950000.00	1978000.00	3	20120609
190	Torrance	CA	90505	1	1	1005000.00	1005000.00	3	20120423
191	Goodview	VA	24095	1	1		703000.00	3	20120504
192	NEWPORT BEACH	CA	92663	7	1	1860000.00	1860000.00	3	20120615
193	Arlington	VA	22209	6	1	980000.00	980000.00	3	20120528
194	OLD GREENWICH	CT	06870	1	1		1400000.00	3	20110913
195	SAMMAMISH	WA	98074	1	1		1225000.00	3	20110919
196	Park City	UT	84098	7	1		2000000.00	3	20120430
197	Salt Lake City	UT	84103	7	1	1075000.00	1100000.00	3	20120427
198	Greenwood Village	CO	80111	1	1	855000.00	860000.00	3	20120605
199	SAN JOSE	CA	95125	1	1		1360000.00	3	20120424
200	MANHATTAN BEACH	CA	90266	1	1	1875000.00	1875000.00	3	20120424
201	TUSTIN	CA	92782	7	1	877500.00	880000.00	3	20120502
202	SAN DIEGO	CA	92107	1	1	1013891.00	1045000.00	3	20120604
203	YORBA LINDA	CA	92886	7	1	1682500.00	1690000.00	3	20120510
204	SOUTH PASADENA	CA	91030	1	1		1400000.00	3	20120511
205	SAN JOSE	CA	95120	1	1	970000.00	970000.00	3	20120523
206	SAN JOSE	CA	95120	1	1	1070000.00	1070000.00	3	20120609
207	EASTON	MD	21601	1	1		766000.00	3	20120313
208	KINGSVILLE	MD	21087	7	1	662600.00	680000.00	3	20120323
209	KINGSVILLE	MD	21087	7	1	670000.00	635000.00	3	20120323
210	Dallas	TX	75208	1	1	670000.00	675000.00	3	20120511
211	MCKINNEY	TX	75069	7	1	725179.00	745000.00	3	20120501
212	SAN ANTONIO	TX	78258	7	1	630594.00	635000.00	3	20120408
213	THE WOODLANDS	TX	77389	7	1	813318.00	815000.00	3	20120417
214	FRISCO	TX	75034	7	1	1400000.00	1450000.00	3	20120517
215	HOUSTON	TX	77024	1	1		2400000.00	3	20120417
216	GILBERT	AZ	85298	7	1	700000.00	700000.00	3	20120423
217	LOS ANGELES	CA	90049	1	1		3100000.00	3	20110909
218	MIAMI BEACH	FL	33139	4	1	1750000.00	1700000.00	3	20111029
219	MIAMI BEACH	FL	33139	4	1	1950000.00	1950000.00	3	20111227
220	HOUSTON	TX	77024	7	1		2300000.00	3	20110926
221	WEST BLOOMFIELD	MI	48323	1	1		1300000.00	3	20110921
222	MIDDLETOWN	RI	02842	1	1		1450000.00	3	20111024
223	HELLERTOWN	PA	18055	1	1		890000.00	3	20111128
224	OSTERVILLE	MA	02655	1	1		1040000.00	3	20111115
225	ALTADENA	CA	91001	1	1		1665000.00	3	20120127
226	SAN CARLOS	CA	94070	1	1	1190000.00	1190000.00	3	20120116
227	LIVERMORE	CA	94550	1	1		1040000.00	3	20120102
228	SAN MATEO	CA	94402	1	1		2500000.00	3	20120216
229	LOS GATOS	CA	95032	1	1		1500000.00	3	20120328
230	PLEASANTON	CA	94566	7	1		1775000.00	3	20120521
231	PIEDMONT	CA	94611	1	1		2500000.00	3	20120430
232	EL DORADO HILLS	CA	95762	7	1		675000.00	3	20120524
233	FAIRFIELD	CA	94534	1	1		775000.00	3	20120606
234	VENICE	CA	90291	1	1		1460000.00	3	20120618
235	Santa Rosa	CA	95404	1	1	1344000.00	1345000.00	3	20120504
236	Oakland	CA	94618	1	1		2900000.00	3	20120523
237	Lake Oswego	OR	97034	1	1	900000.00	900000.00	3	20120505
238	UNIVERSITY PARK	TX	75205	1	1		1150000.00	3	20120511
239	OLMOS PARK	TX	78212	1	1	790000.00	795000.00	3	20120516
240	TERRELL HILLS	TX	78209	1	1	1015000.00	1050000.00	3	20120502
241	SCOTTSDALE	AZ	85254	1	1	930000.00	860000.00	3	20120613
242	NORMAN	OK	73072	7	1		1400000.00	3	20120221
243	MADISON	MS	39110	7	1		1560000.00	3	20120227
244	MCKINNEY	TX	75069	7	1	999184.00	925000.00	3	20120510
245	MIDWAY	UT	84049	1	1	787000.00	900000.00	3	20120613
246	SANTA ROSA BEACH	FL	32459	7	2	1100000.00	1100000.00	3	20120425
247	LEXINGTON	MA	02421	1	1	1225000.00	1225000.00	3	20120501
248	ARLINGTON	TX	76006	7	1		2000000.00	3	20120120
249	SAN DIEGO	CA	92131	7	1	750000.00	755000.00	3	20120514
250	SAN DIEGO	CA	92130	7	1	750000.00	750000.00	3	20120618
251	CHARLOTTE	NC	28226	1	1	1760000.00	1770000.00	3	20120428
252	NEWPORT BEACH	CA	92661	1	2	1450000.00	1450000.00	3	20120605
253	HINSDALE	IL	60521	1	1		865000.00	3	20120430
254	WILMINGTON	DE	19807	7	1	1175000.00	1175000.00	3	20120330
255	Doylestown	PA	18901	1	1	638500.00	638500.00	3	20120521
256	AUSTIN	TX	78701	4	1	957000.00	975000.00	3	20120330
257	AUSTIN	TX	78701	4	1	1132425.00	1200000.00	3	20120410
258	AUSTIN	TX	78732	7	1		1150000.00	3	20120424
259	AUSTIN	TX	78746	7	1	1005000.00	1050000.00	3	20120416
260	OAK VIEW	CA	93022	1	1	2222650.00	2250000.00	3	20120602
261	SEATTLE	WA	98119	1	1	1220000.00	1220000.00	3	20120525
262	WALNUT CREEK	CA	94596	1	1		1160000.00	3	20110202
263	DARIEN	CT	06820	1	1	1687500.00	1690000.00	3	20110421
264	SAN FRANCISCO	CA	94121	1	1		1800000.00	3	20111026
265	SAN RAFAEL	CA	94901	1	1		1200000.00	3	20111209
266	MENLO PARK	CA	94025	1	1		3000000.00	3	20120113
267	ORINDA	CA	94563	1	1		1725000.00	3	20111115
268	SAN FRANCISCO	CA	94123	1	1		2400000.00	3	20111206
269	NEW YORK	NY	10075	2	1		5250000.00	3	20120510
270	SAN FRANCISCO	CA	94117	13	1		1550000.00	3	20111226
271	MENLO PARK	CA	94025	1	1		2125000.00	3	20120102
272	LAFAYETTE	CA	94549	1	1		1475000.00	3	20120103
273	SAN FRANCISCO	CA	94116	1	1	1427000.00	1427000.00	3	20111221
274	Berkeley	CA	94709	1	1		1425000.00	3	20120112
275	SAN FRANCISCO	CA	94103	3	1	897500.00	898000.00	3	20111228
276	BURLINGAME	CA	94010	1	1	1675000.00	1675000.00	3	20120103
277	HILLSBOROUGH	CA	94010	1	1	1700000.00	1700000.00	3	20120106
278	San Francisco	CA	94117	1	1		2600000.00	3	20120202
279	SAN FRANCISCO	CA	94115	3	1	2323416.00	2500000.00	3	20120116
280	MENLO PARK	CA	94025	1	1	1989000.00	1990000.00	3	20120220
281	SAN FRANCISCO	CA	94118	1	1		2750000.00	3	20120125
282	SAN FRANCISCO	CA	94122	3	1		817000.00	3	20120207
283	HILLSBOROUGH	CA	94010	1	1		3500000.00	3	20120117
284	SAN FRANCISCO	CA	94117	1	1		2100000.00	3	20120210
285	SAN FRANCISCO	CA	94118	1	1		2000000.00	3	20120202
286	San Francisco	CA	94115	1	1		1847000.00	3	20120203
287	SAN FRANCISCO	CA	94131	1	1	1100000.00	1100000.00	3	20120119
288	SAN FRANCISCO	CA	94115	1	1		1800000.00	3	20120204
289	MILL VALLEY	CA	94941	1	1		1700000.00	3	20120126
290	Orinda	CA	94563	1	1		1750000.00	3	20120302
291	SAN FRANCISCO	CA	94114	13	1	1175000.00	1175000.00	3	20120126
292	MENLO PARK	CA	94025	1	1		1750000.00	3	20120206
293	SAN FRANCISCO	CA	94107	3	1	825000.00	825000.00	3	20120126
294	WOODSIDE	CA	94062	1	1	1610000.00	1610000.00	3	20120203
295	NEWTON	MA	02468	1	1		900000.00	3	20120321
296	LAFAYETTE	CA	94549	1	1	1662000.00	1700000.00	3	20120207
297	SAN FRANCISCO	CA	94110	3	1	840000.00	840000.00	3	20120209
298	SAN CARLOS	CA	94070	1	1	855000.00	855000.00	3	20120209
299	SAN FRANCISCO	CA	94114	1	1	2995000.00	2900000.00	3	20120216
300	SAN FRANCISCO	CA	94109	2	1	1200000.00	1200000.00	3	20120216
301	SAN FRANCISCO	CA	94105	3	1	975000.00	975000.00	3	20120221
302	Lafayette	CA	94549	1	1	1699000.00	1700000.00	3	20120228
303	SAN FRANCISCO	CA	94109	4	1	1370703.00	1375000.00	3	20120221
304	NEW YORK	NY	10025	4	1	1665000.00	1665000.00	3	20120404
305	Woodside	CA	94062	1	1		3100000.00	3	20120312
306	SAN RAFAEL	CA	94901	7	1	2515000.00	2515000.00	3	20120225
307	PALO ALTO	CA	94301	1	3	5100000.00	5100000.00	3	20120302
308	SAN FRANCISCO	CA	94115	3	1	1210000.00	1210000.00	3	20120309
309	NEWPORT BEACH	CA	92625	7	1	1675000.00	1675000.00	3	20120514
310	NEW YORK	NY	10011	2	1	930000.00	930000.00	3	20120403
311	NEW YORK	NY	10128	2	1		2800000.00	3	20120404
312	SAN FRANCISCO	CA	94107	3	1	1262000.00	1262000.00	3	20120330
313	WESTON	MA	02493	1	1	1360000.00	1375000.00	3	20120328
314	MENLO PARK	CA	94025	1	1		2900000.00	3	20120411
315	CAMBRIDGE	MA	02138	3	1		998000.00	3	20120416
316	SAN FRANCISCO	CA	94107	3	1	1262626.00	1200000.00	3	20120405
317	RUMSON	NJ	07760	1	1	1476260.00	1480000.00	3	20120417
318	BOSTON	MA	02118	4	1	827500.00	830000.00	3	20120417
319	WAYLAND	MA	01778	1	1	1295000.00	1250000.00	3	20120511
320	SOUTH YARMOUTH	MA	02664	1	2		950000.00	3	20120503
321	BROOKLINE	MA	02445	3	1	1279000.00	1280000.00	3	20120510
322	PEBBLE BEACH	CA	93953	1	2	4700000.00	4700000.00	3	20120424
323	BOSTON	MA	02135	15	3		1590000.00	3	20120501
324	APTOS	CA	95003	7	2		990000.00	3	20120430
325	GLENDALE	CA	91207	1	1	1485000.00	1450000.00	3	20120509
326	Los Angeles	CA	90024	1	1		3700000.00	3	20120514
327	PALO ALTO	CA	94301	1	1		4000000.00	3	20120518
328	LAGUNA BEACH	CA	92651	1	1		1200000.00	3	20120522
329	SAN DIEGO	CA	92127	7	1	2150000.00	2150000.00	3	20120530
330	GLEN ELLEN	CA	95442	1	2	709000.00	720000.00	3	20120525
331	SANTA MONICA	CA	90405	13	1	800000.00	800000.00	3	20120604
332	Bethesda	MD	20814	1	1	1250000.00	1255000.00	3	20120330
333	Madison	AL	35758	1	1		695000.00	3	20120425
334	Huntington Beach	CA	92648	1	1	1650000.00	1700000.00	3	20120509
335	Seattle	WA	98199	1	1	825000.00	825000.00	3	20120606
336	Carlton	OR	97111	1	1		768000.00	3	20120604
337	Seattle	WA	98112	1	1	1145000.00	1145000.00	3	20120612
338	Bainbridge Island	WA	98110	1	1		1300000.00	3	20120501
339	Woodinville	WA	98072	1	1	1475000.00	1475000.00	3	20120530
340	CHICAGO	IL	60614	1	1	2470000.00	2470000.00	3	20120602
341	NEW YORK	NY	10016	4	1		1500000.00	3	20120216
342	WILMETTE	IL	60091	1	1	685000.00	700000.00	3	20120428
343	CHICAGO	IL	60613	1	1		780000.00	3	20120322
344	PARK RIDGE	IL	60068	1	1	885000.00	890000.00	3	20120525
345	Hinsdale	IL	60521	1	1	1462500.00	1495000.00	3	20120329
346	KILDEER	IL	60047	1	1	2200000.00	2200000.00	3	20120503
347	CHICAGO	IL	60657	1	1	1284000.00	1450000.00	3	20120516
348	HIGHLAND PARK	IL	60035	1	1	815000.00	820000.00	3	20120529
349	Atlanta	GA	30319	1	1	1647500.00	1650000.00	3	20120419
350	AUSTIN	TX	78703	1	1	1125000.00	1150000.00	3	20120611
351	HIGHLANDS RANCH	CO	80126	7	1	555000.00	555000.00	3	20120523
352	BERNARDSVILLE	NJ	07924	1	1	3075000.00	2900000.00	3	20120509
353	LOUDON	TN	37774	7	1		1100000.00	3	20120309
354	JACKSONVILLE BEACH	FL	32250	1	1		975000.00	3	20120313
355	LOS GATOS	CA	95030	1	1	3040000.00	2900000.00	3	20120514
356	BOULDER CITY	NV	89005	1	2	700000.00	786000.00	3	20120604
357	NATICK	MA	01760	1	1	725000.00	725000.00	3	20120508
358	HINGHAM	MA	02043	1	1		950000.00	3	20120424
359	NATICK	MA	01760	1	1	821450.00	830000.00	3	20120508
360	CEDAR PARK	TX	78613	7	1	640000.00	640000.00	3	20120611
361	BERWYN	PA	19312	1	1		1100000.00	3	20120418
362	KIRKLAND	WA	98033	1	1	1580000.00	1580000.00	3	20120529
363	CAMBRIDGE	MA	02138	4	1		2800000.00	3	20120227
364	MEDINA	WA	98039	1	1		3100000.00	3	20120430
365	LOS ANGELES	CA	90049	1	1	1315000.00	1315000.00	3	20120618
366	NEWTON	MA	02459	1	1	1251058.00	1255000.00	3	20120625
367	BRENTWOOD	TN	37027	7	1		740000.00	3	20120621
368	ORLANDO	FL	32804	1	1	606000.00	630000.00	3	20120608
369	Peoria	AZ	85383	7	1	646800.00	700000.00	3	20120625
370	Winchester	MA	01890	1	1		1400000.00	3	20120618
371	Dallas	TX	75214	1	1		1060000.00	3	20120612
372	New London	NC	28127	7	2	915000.00	935000.00	3	20120530

	129	130	131	132	133	134	135	136	137	138	139	140
	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1								0.7691	0.4609	0	0	0
2								0.8000	0.8000	0	0	0
3								0.7219	0.7219	0	0	0
4								0.5850	0.5850	0	0	0
5								0.8000	0.8000	0	0	0
6								0.7977	0.7977	0	0	0
7								0.7548	0.7460	0	0	0
8								0.8000	0.8000	0	0	0
9								0.5901	0.5901	0	0	0
10								0.8000	0.8000	0	0	0
11								0.7142	0.7142	0	0	0
12								0.6000	0.6000	0	0	0
13								0.7000	0.6137	0	0	0
14								0.7985	0.7985	0	0	0
15								0.7500	0.7500	0	0	0
16								0.7500	0.7500	0	0	0
17								0.8000	0.8000	0	0	0
18								0.6170	0.6170	0	0	0
19								0.5805	0.5234	0	0	0
20								0.6315	0.6315	0	0	0
21								0.7008	0.5486	0	0	0
22								0.7500	0.7500	0	0	0
23								0.6900	0.6900	0	0	0
24								0.7666	0.7666	0	0	0
25								0.8000	0.8000	0	0	0
26								0.8000	0.8000	0	0	0
27								0.8000	0.8000	0	0	0
28								0.6132	0.6132	0	0	0
29								0.4065	0.4065	0	0	0
30								0.6722	0.6722	0	0	0
31								0.8000	0.8000	0	0	0
32								0.7578	0.7578	0	0	0
33								0.6108	0.6108	0	0	0
34								0.7500	0.7500	0	0	0
35								0.8000	0.8000	0	0	0
36								0.8000	0.8000	0	0	0
37								0.8000	0.8000	0	0	0
38								0.7500	0.7500	0	0	0
39								0.8000	0.8000	0	0	0
40								0.6152	0.6152	0	0	0
41								0.6500	0.6500	0	0	0
42								0.6137	0.6137	0	0	0
43								0.8000	0.8000	0	0	0
44								0.7521	0.6615	0	0	0
45								0.5600	0.5600	0	0	0
46								0.5680	0.5680	0	0	0
47								0.5785	0.5785	0	0	0
48								0.7170	0.7170	0	0	0
49								0.7500	0.7500	0	0	0
50								0.6500	0.6500	0	0	0
51								0.8000	0.8000	0	0	0
52								0.4569	0.4569	0	0	0
53								0.7960	0.7960	0	0	0
54								0.7307	0.7307	0	0	0
55								0.5621	0.5621	0	0	0
56								0.7500	0.7500	0	0	0
57								0.7397	0.7397	0	0	0
58								0.6000	0.6000	0	0	0
59								0.7491	0.7491	0	0	0
60								0.7358	0.7358	0	0	0
61								0.3875	0.3875	0	0	0
62								0.6712	0.4317	0	0	0
63								0.8000	0.8000	0	0	0
64								0.8000	0.8000	0	0	0
65								0.5741	0.5741	0	0	0
66								0.5803	0.5803	0	0	0
67								0.8000	0.8000	0	0	0
68								0.6071	0.6071	0	0	0
69								0.5695	0.5695	0	0	0
70								0.7912	0.7912	0	0	0
71								0.8000	0.8000	0	0	0
72								0.5000	0.5000	0	0	0
73								0.5837	0.5837	0	0	0
74								0.8000	0.8000	0	0	0
75								0.5537	0.5537	0	0	0
76								0.7500	0.7500	0	0	0
77								0.8000	0.8000	0	0	0
78								0.5232	0.5232	0	0	0
79								0.4304	0.4304	0	0	0
80								0.6341	0.6341	0	0	0
81								0.4572	0.4572	0	0	0
82								0.4873	0.4873	0	0	0
83								0.7500	0.7500	0	0	0
84								0.6428	0.6428	0	0	0
85								0.7500	0.7500	0	0	0
86								0.7562	0.7562	0	0	0
87								0.5250	0.5250	0	0	0
88								0.5503	0.5503	0	0	0
89								0.6304	0.6304	0	0	0
90								0.6442	0.6442	0	0	0
91								0.7000	0.7000	0	0	0
92								0.4274	0.4274	0	0	0
93								0.7125	0.7125	0	0	0
94								0.4118	0.4118	0	0	0
95								0.5535	0.5535	0	0	0
96								0.7500	0.7500	0	0	0
97								0.8000	0.8000	0	0	0
98								0.7000	0.7000	0	0	0
99								0.7730	0.7730	0	0	0
100								0.5065	0.5065	0	0	0
101								0.4405	0.4405	0	0	0
102								0.5486	0.5486	0	0	0
103								0.6321	0.6321	0	0	0
104								0.8000	0.8000	0	0	0
105								0.7066	0.7066	0	0	0
106								0.8000	0.8000	0	0	0
107								0.7500	0.7500	0	0	0
108								0.5940	0.5940	0	0	0
109								0.6415	0.6415	0	0	0
110								0.7731	0.6724	0	0	0
111								0.8000	0.8000	0	0	0
112								0.7120	0.7120	0	0	0
113								0.8000	0.8000	0	0	0
114								0.7499	0.7499	0	0	0
115								0.7000	0.7000	0	0	0
116								0.7000	0.7000	0	0	0
117								0.8000	0.8000	0	0	0
118								0.7000	0.7000	0	0	0
119								0.7413	0.7413	0	0	0
120								0.5138	0.5138	0	0	0
121								0.8000	0.8000	0	0	0
122								0.8000	0.8000	0	0	0
123								0.8000	0.8000	0	0	0
124								0.8000	0.8000	0	0	0
125								0.8000	0.8000	0	0	0
126								0.6000	0.6000	0	0	0
127								0.7000	0.7000	0	0	0
128								0.8000	0.8000	0	0	0
129								0.7500	0.7500	0	0	0
130								0.7000	0.7000	0	0	0
131								0.5933	0.5933	0	0	0
132								0.3598	0.2774	0	0	0
133								0.7071	0.7071	0	0	0
134								0.6895	0.6895	0	0	0
135								0.6943	0.6943	0	0	0
136								0.8000	0.8000	0	0	0
137								0.8000	0.8000	0	0	0
138								0.7552	0.7552	0	0	0
139								0.7286	0.7286	0	0	0
140								0.8000	0.8000	0	0	0
141								0.5535	0.5535	0	0	0
142								0.8000	0.8000	0	0	0
143								0.6476	0.6476	0	0	0
144								0.3540	0.3540	0	0	0
145								0.3750	0.3750	0	0	0
146								0.8000	0.8000	0	0	0
147								0.5471	0.5471	0	0	0
148								0.7000	0.7000	0	0	0
149								0.7500	0.7500	0	0	0
150								0.6407	0.6407	0	0	0
151								0.7500	0.7500	0	0	0
152								0.7867	0.7867	0	0	0
153								0.5866	0.5866	0	0	0
154								0.7500	0.7500	0	0	0
155								0.8000	0.8000	0	0	0
156								0.6000	0.6000	0	0	0
157								0.8000	0.8000	0	0	0
158								0.6400	0.6400	0	0	0
159								0.7000	0.7000	0	0	0
160								0.7272	0.7272	0	0	0
161								0.7500	0.7500	0	0	0
162								0.7200	0.7200	0	0	0
163								0.8000	0.8000	0	0	0
164								0.7500	0.7500	0	0	0
165								0.5351	0.5351	0	0	0
166								0.6357	0.5464	0	0	0
167								0.6684	0.6684	0	0	0
168								0.8000	0.8000	0	0	0
169								0.3738	0.3738	0	0	0
170								0.7978	0.7978	0	0	0
171								0.4366	0.4366	0	0	0
172								0.6489	0.6489	0	0	0
173								0.8000	0.8000	0	0	0
174								0.3431	0.3431	0	0	0
175								0.7500	0.7500	0	0	0
176								0.5216	0.5216	0	0	0
177								0.8000	0.8000	0	0	0
178								0.7000	0.7000	0	0	0
179								0.5610	0.5610	0	0	0
180								0.6250	0.6250	0	0	0
181								0.7407	0.7407	0	0	0
182								0.6085	0.6085	0	0	0
183								0.6058	0.3917	0	0	0
184								0.5908	0.5908	0	0	0
185								0.8000	0.8000	0	0	0
186								0.7500	0.7500	0	0	0
187								0.8000	0.8000	0	0	0
188								0.8000	0.8000	0	0	0
189								0.7692	0.7692	0	0	0
190								0.7500	0.7500	0	0	0
191								0.6810	0.6810	0	0	0
192								0.7500	0.7500	0	0	0
193								0.8000	0.8000	0	0	0
194								0.5366	0.5366	0	0	0
195								0.5306	0.5306	0	0	0
196								0.6700	0.6700	0	0	0
197								0.8000	0.8000	0	0	0
198								0.8000	0.8000	0	0	0
199								0.6985	0.6985	0	0	0
200								0.5866	0.5866	0	0	0
201								0.8000	0.8000	0	0	0
202								0.7998	0.7998	0	0	0
203								0.7000	0.7000	0	0	0
204								0.6542	0.6542	0	0	0
205								0.7500	0.7500	0	0	0
206								0.8000	0.8000	0	0	0
207								0.6775	0.6775	0	0	0
208								0.7999	0.7999	0	0	0
209								0.8000	0.8000	0	0	0
210								0.8000	0.8000	0	0	0
211								0.7999	0.7999	0	0	0
212								0.7961	0.7961	0	0	0
213								0.7991	0.7991	0	0	0
214								0.7500	0.7500	0	0	0
215								0.3779	0.3779	0	0	0
216								0.8000	0.8000	0	0	0
217								0.3225	0.3225	0	0	0
218								0.5882	0.5882	0	0	0
219								0.7000	0.7000	0	0	0
220								0.5217	0.5217	0	0	0
221								0.5419	0.5419	0	0	0
222								0.6310	0.3965	0	0	0
223								0.8000	0.8000	0	0	0
224								0.4607	0.4607	0	0	0
225								0.3723	0.3723	0	0	0
226								0.7500	0.7500	0	0	0
227								0.6894	0.6894	0	0	0
228								0.4000	0.4000	0	0	0
229								0.6946	0.6226	0	0	0
230								0.3769	0.3769	0	0	0
231								0.4000	0.4000	0	0	0
232								0.7970	0.7970	0	0	0
233								0.6233	0.6233	0	0	0
234								0.4842	0.4842	0	0	0
235								0.7500	0.7500	0	0	0
236								0.3448	0.3448	0	0	0
237								0.7000	0.7000	0	0	0
238								0.7721	0.7721	0	0	0
239								0.7500	0.7500	0	0	0
240								0.7881	0.7881	0	0	0
241								0.7500	0.7500	0	0	0
242								0.7000	0.7000	0	0	0
243								0.6410	0.6410	0	0	0
244								0.7500	0.7500	0	0	0
245								0.8000	0.8000	0	0	0
246								0.7500	0.7500	0	0	0
247								0.8000	0.8000	0	0	0
248								0.6532	0.6532	0	0	0
249								0.7600	0.7600	0	0	0
250								0.8000	0.8000	0	0	0
251								0.7000	0.7000	0	0	0
252								0.6896	0.6896	0	0	0
253								0.6653	0.6653	0	0	0
254								0.7000	0.7000	0	0	0
255								0.8000	0.8000	0	0	0
256								0.8000	0.8000	0	0	0
257								0.7999	0.7999	0	0	0
258								0.7576	0.7576	0	0	0
259								0.6500	0.6500	0	0	0
260								0.7499	0.7499	0	0	0
261								0.7500	0.7500	0	0	0
262								0.7931	0.7500	0	0	0
263								0.7500	0.7500	0	0	0
264								0.7000	0.6611	0	0	0
265								0.7600	0.7600	0	0	0
266								0.4967	0.3634	0	0	0
267								0.7536	0.7536	0	0	0
268								0.7287	0.4958	0	0	0
269								0.2380	0.2380	0	0	0
270								0.6935	0.6935	0	0	0
271								0.5058	0.5058	0	0	0
272								0.5288	0.5288	0	0	0
273								0.7848	0.7848	0	0	0
274								0.7270	0.7270	0	0	0
275								0.8000	0.8000	0	0	0
276								0.7600	0.7600	0	0	0
277								0.7647	0.7647	0	0	0
278								0.6123	0.4200	0	0	0
279								0.6456	0.6456	0	0	0
280								0.8000	0.8000	0	0	0
281								0.3090	0.3090	0	0	0
282								0.8000	0.8000	0	0	0
283								0.6962	0.4762	0	0	0
284								0.6611	0.4707	0	0	0
285								0.6401	0.6401	0	0	0
286								0.7309	0.7309	0	0	0
287								0.8000	0.8000	0	0	0
288								0.6277	0.5555	0	0	0
289								0.7114	0.6470	0	0	0
290								0.6314	0.6314	0	0	0
291								0.8000	0.8000	0	0	0
292								0.7500	0.7500	0	0	0
293								0.8000	0.8000	0	0	0
294								0.8000	0.8000	0	0	0
295								0.7388	0.6833	0	0	0
296								0.6618	0.6618	0	0	0
297								0.8000	0.8000	0	0	0
298								0.6432	0.6432	0	0	0
299								0.3448	0.3448	0	0	0
300								0.5833	0.5833	0	0	0
301								0.8000	0.8000	0	0	0
302								0.7651	0.7651	0	0	0
303								0.6565	0.6565	0	0	0
304								0.7500	0.7500	0	0	0
305								0.5322	0.5322	0	0	0
306								0.4970	0.4970	0	0	0
307								0.6500	0.2941	0	0	0
308								0.5867	0.5867	0	0	0
309								0.8000	0.8000	0	0	0
310								0.8000	0.8000	0	0	0
311								0.3571	0.3571	0	0	0
312								0.7226	0.7226	0	0	0
313								0.8000	0.8000	0	0	0
314								0.6586	0.6241	0	0	0
315								0.6581	0.6581	0	0	0
316								0.6666	0.6666	0	0	0
317								0.5419	0.5419	0	0	0
318								0.8000	0.8000	0	0	0
319								0.8000	0.8000	0	0	0
320								0.7478	0.6505	0	0	0
321								0.8000	0.8000	0	0	0
322								0.5319	0.5319	0	0	0
323								0.6603	0.6603	0	0	0
324								0.7424	0.7424	0	0	0
325								0.7172	0.7172	0	0	0
326								0.5675	0.5405	0	0	0
327								0.3225	0.2725	0	0	0
328								0.6458	0.6458	0	0	0
329								0.8000	0.8000	0	0	0
330								0.7500	0.7500	0	0	0
331								0.7812	0.7812	0	0	0
332								0.8000	0.8000	0	0	0
333								0.8000	0.8000	0	0	0
334								0.7363	0.7363	0	0	0
335								0.8000	0.8000	0	0	0
336								0.6927	0.6927	0	0	0
337								0.7423	0.7423	0	0	0
338								0.6500	0.4961	0	0	0
339								0.7000	0.7000	0	0	0
340								0.8000	0.8000	0	0	0
341								0.4306	0.4306	0	0	0
342								0.8000	0.8000	0	0	0
343								0.7439	0.6179	0	0	0
344								0.7000	0.7000	0	0	0
345								0.7500	0.7500	0	0	0
346								0.7000	0.7000	0	0	0
347								0.8000	0.7788	0	0	0
348								0.8000	0.8000	0	0	0
349								0.6494	0.4552	0	0	0
350								0.8000	0.8000	0	0	0
351								0.8000	0.8000	0	0	0
352								0.5172	0.5172	0	0	0
353								0.5854	0.5400	0	0	0
354								0.6614	0.6614	0	0	0
355								0.5172	0.5172	0	0	0
356								0.7500	0.7500	0	0	0
357								0.8000	0.8000	0	0	0
358								0.5651	0.5651	0	0	0
359								0.7200	0.7200	0	0	0
360								0.8000	0.8000	0	0	0
361								0.6363	0.6363	0	0	0
362								0.6329	0.6329	0	0	0
363								0.6187	0.6187	0	0	0
364								0.2290	0.1967	0	0	0
365								0.8000	0.8000	0	0	0
366								0.7999	0.7999	0	0	0
367								0.7806	0.7806	0	0	0
368								0.8000	0.8000	0	0	0
369								0.8000	0.8000	0	0	0
370								0.6878	0.6878	0	0	0
371								0.7138	0.7138	0	0	0
372								0.6500	0.6500	0	0	0

	141	142	143	144	145	146	147	148	149	150
	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303							6/1/2012	0	0	0.044
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372

	151	152	153	154	155	156	157	158	159	160
	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry
1										23
2										26
3										7
4										8
5										8.2
6										16.5
7										21.2
8										15
9										3
10										20
11										20
12										0
13										0
14										33
15										6
16										0.8
17										14
18										19
19										11
20										15
21										2
22										17
23										11
24										11
25										7
26										12
27										6
28										25
29										8
30										10
31										13
32										20
33										3
34										10
35										22
36										8
37										15
38										18
39										0
40										10
41										10
42										25
43										20
44										20
45										28
46										43
47										0
48										0
49										27
50										3.25
51										10
52										10
53										10
54										10
55										32
56										8
57										34
58										20
59										23
60										14
61										22
62										18
63										8
64										20
65										20
66										21
67										14
68										13
69										7
70										7
71										20
72										21
73										11.5
74										16
75										15
76										17
77										34
78										25
79										0
80										5
81										10
82										10
83										23
84										27
85										24
86										13
87										22
88										13
89										20
90										20
91										7
92										5
93										5.5
94										12
95										20
96										15
97										4
98										25
99										22
100										21
101										44
102										3
103										22
104										14
105										35
106										10
107										20
108										25
109										34
110										15
111										6
112										30
113										19
114										21.5
115										20
116										11
117										14
118										7
119										10
120										29
121										19
122										23
123										18
124										21.25
125										2.5
126										20
127										4.75
128										11
129										3.75
130										10
131										3.5
132										10
133										0.5
134										15
135										20
136										12
137										20
138										20
139										20
140										9
141										29
142										14
143										11
144										10
145										9.25
146										25
147										13
148										5
149										10
150										12
151										16
152										15
153										41
154										20
155										11
156										11
157										5
158										24
159										23
160										15
161										18
162										8
163										22
164										9
165										15
166										17
167										10
168										17
169										2
170										15
171										6
172										27
173										10
174										27
175										27
176										23
177										29
178										27
179										21
180										9.25
181										15
182										30
183										12
184										18
185										17
186										13
187										0
188										22
189										15
190										18
191										0
192										20
193										0.5
194										30
195										18.42
196										7
197										7
198										10
199										6
200										8
201										14
202										22
203										10
204										15
205										16
206										11
207										26
208										4
209										5
210										22
211										5
212										14
213										13
214										10
215										10
216										14
217										1
218										33
219										10
220										20
221										16.96
222										7
223										20
224										30.42
225										11.5
226										26
227										3
228										2
229										23
230										18
231										35
232										30
233										32
234										10
235										35
236										21
237										5
238										2
239										16
240										17
241										30
242										8
243										15
244										19
245										20
246										31
247										16
248										25
249										10
250										9
251										25
252										27
253										25
254										12
255										10
256										3
257										44
258										20
259										10
260										30
261										10
262										8
263										23
264										17
265										20
266										10
267										11
268										25
269										16
270										35
271										16
272										17
273										15
274										19
275										11
276										14
277										8
278										18
279										8
280										6
281										20
282										14
283										20
284										35
285										15
286										10
287										6
288										16
289										9
290										1
291										15
292										10
293										11
294										12
295										12
296										14
297										10
298										20
299										7
300										28
301										27
302										15
303	4506.85				0	0	0	1		0
304										40
305										4
306										30
307										30
308										5
309										13
310										18
311										10
312										8
313										11
314										26
315										10
316										20
317										10
318										0
319										15
320										15
321										10
322										15
323										6
324										24
325										22
326										29
327										23
328										36
329
330										20
331										20
332										10
333										15
334										12
335										20
336										25
337										11
338										11.6
339										14.5
340										22.2
341										51
342										7
343										3.4
344										9.6
345										6.5
346										6
347										34
348										6
349										15
350										19
351										7
352										19
353										0
354										14.5
355										23
356										10.5
357										7.5
358										24
359										6
360										16
361										4
362										10
363										3
364										30
365										3
366										12
367										17
368										16
369										20
370										12
371										19
372										20

	161	162	163	164	165	166	167
	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)
1	17	0.00	20270401	4004.00	0.00	0.00	2524.00
2	26	0.00	20420601	25003.34	0.00	0.00	0.00
3	17	0.00	20420601	7173.80	0.00	0.00	14767.00
4	15	0.00	20420701	6458.34	0.00	0.00	19212.26
5	0	0.00	20420601	15300.00	0.00	0.00	0.00
6	0	0.00	20420601	34562.00	0.00	0.00	0.00
7	0	9216.00	20420601	19167.00	0.00	0.00
8	5	0.00	20420601	21354.17	0.00	38595.25	3500.00
9	0	0.00	20420501	9342.00	0.00	0.00	0.00
10	0	0.00	20420501	12400.00	0.00	0.00	0.00
11	0	0.00	20420601	19975.00	0.00	0.00
12		0.00	20270401	0.00	0.00	0.00	0.00
13	10	99342.00	20270301	0.00	0.00	0.00	46507.18
14	0	0.00	20420601	14583.00	0.00	0.00	0.00
15	6	0.00	20420601	15417.00	0.00	0.00	13333.00
16	0	0.00	20420401	15000.00	0.00	0.00	0.00
17	0	0.00	20420601	31567.00	0.00	0.00
18	0	0.00	20420601	18275.00	0.00	0.00	0.00
19		100000.00	20420201	23288.00	0.00	0.00	0.00
20	0	0.00	20270501	0.00	0.00	0.00
21	6	202092.00	20270501	24700.00	0.00	0.00	9935.00
22	2	0.00	20420501	15000.00	0.00	0.00	4672.00
23	10.4	0.00	20420601	18125.00	0.00	0.00	8947.00
24	0	0.00	20420701	14594.55	0.00	0.00	0.00
25		0.00	20420601	20619.67	0.00	0.00
26	21	0.00	20420701	8877.24	0.00	0.00	8250.00
27		0.00	20420701	13937.50	0.00	0.00	0.00
28	0	0.00	20420601	17309.37	8028.67	0.00	0.00
29	0	0.00	20420701	52083.33	0.00	0.00	0.00
30		0.00	20420701	0.00	0.00	23028.35	0.00
31	0	0.00	20420701	12087.33	6743.74	0.00	0.00
32	10	0.00	20420601	16654.82	0.00	0.00	6575.57
33	0	0.00	20420401	19246.83	0.00	0.00	0.00
34		0.00	20420601	17783.00	0.00	0.00
35	0	0.00	20420601	0.00	0.00	20354.84	0.00
36	10	0.00	20420601	13333.33	0.00	0.00	4732.09
37	0	0.00	20420701	13454.33	0.00	0.00	0.00
38	26	0.00	20420601	20833.33	0.00	0.00	12099.34
39	7.5	0.00	20420601	8273.11	0.00	0.00	7701.42
40		0.00	20420601	11821.33	833.33	0.00
41	22	0.00	20420601	20833.34	0.00	0.00	3973.08
42	17	0.00	20420701	31250.00	0.00	0.00	34583.33
43	20	0.00	20270301	7800.00	0.00	0.00	2824.00
44	0	107138.00	20420701	11900.00	0.00	0.00	0.00
45	28	0.00	20420601	36135.16	0.00	0.00	3000.00
46	38	0.00	20270401	29215.00	0.00	0.00	29215.00
47	5	0.00	20270501	6337.75	0.00	0.00	6048.44
48	12	0.00	20420601	19180.44	0.00	0.00	0.00
49		0.00	20420601	28455.83	0.00	0.00
50	0	0.00	20270701	2326.80	0.00	0.00	709.67
51	10	0.00	20420601	9801.92	4006.48	0.00	1538.46
52		0.00	20420701	55949.82	0.00	0.00
53	10	0.00	20420601	10656.54	0.00	0.00	15563.08
54	0	0.00	20420601	8942.96	0.00	0.00	0.00
55		0.00	20270601	15366.00	0.00	0.00
56	6	0.00	20420601	16250.00	0.00	0.00	5004.55
57		0.00	20420701	15782.16	0.00	0.00
58	16	0.00	20420601	10517.16	0.00	0.00	2000.00
59	0	0.00	20420601	58187.33	0.00	0.00	0.00
60		0.00	20420701	23677.10	0.00	0.00
61		0.00	20420601	17180.67	0.00	0.00
62		0.00	20420601	0.00	0.00	23036.44
63		0.00	20420601	4239.24	0.00	33845.63
64		0.00	20420601	27083.34	16177.00	0.00
65	20	0.00	20420701	3145.00	0.00	0.00	0.00
66		0.00	20420701	14906.17	0.00	0.00
67	10	0.00	20420601	20297.21	0.00	0.00	1667.00
68	30	0.00	20420601	4565.59	0.00	0.00	9693.68
69	0	0.00	20420701	25954.88	0.00	0.00	0.00
70	0	0.00	20270701	29166.67	0.00	0.00	0.00
71	0	0.00	20420601	20292.50	0.00	0.00	0.00
72	0	0.00	20420601	40027.29	0.00	0.00	0.00
73	0	0.00	20420601	23201.03	0.00	0.00	0.00
74	0	0.00	20420701	9816.75	0.00	41854.41	0.00
75	0	0.00	20420701	12499.99	0.00	0.00	0.00
76		0.00	20420701	29199.67	0.00	0.00
77	0	0.00	20420701	21890.66	0.00	0.00	0.00
78	3	0.00	20420301	0.00	0.00	0.00	0.00
79	21	0.00	20420701	0.00	0.00	0.00	23750.00
80		0.00	20420701	14583.34	0.00	0.00
81	10	0.00	20420701	17333.33	0.00	0.00	12553.34
82	0	0.00	20420801	19166.66	0.00	0.00	0.00
83	0	0.00	20420701	27083.33	0.00	0.00	0.00
84		0.00	20270301	16956.00	0.00	0.00	0.00
85	0	0.00	20420601	29583.34	0.00	0.00	0.00
86	15	0.00	20420701	8333.34	0.00	0.00	4399.83
87	0	0.00	20420701	10617.25	0.00	0.00	0.00
88		0.00	20270701	54162.54	0.00	0.00	0.00
89		0.00	20420701	36000.00	0.00	0.00
90		0.00	20270501	20758.33	0.00	0.00	0.00
91		0.00	20420701	15125.00	3781.25	0.00
92	0	0.00	20420601	28917.24	13209.00	0.00	0.00
93	10	0.00	20420601	3000.00	0.00	5736.79	3653.71
94	4	0.00	20420301	349.70	0.00	0.00	14167.22
95		0.00	20420601	25062.00	0.00	0.00
96	13	0.00	20420701	14300.00	0.00	0.00	10970.32
97	6	0.00	20420301	16666.66	0.00	0.00	3837.83
98	0	0.00	20420701	32232.00	0.00	0.00	0.00
99	17	0.00	20420601	17624.53	0.00	0.00	6025.00
100		0.00	20420701	15215.45	0.00	0.00
101	44	0.00	20420801	6039.33	0.00	0.00	5065.74
102	5	0.00	20270401	39131.34	0.00	0.00	0.00
103	9	0.00	20270501	23731.46	0.00	0.00	15577.10
104	10	0.00	20420601	10850.00	0.00	0.00	9166.65
105		0.00	20420601	7130.50	0.00	0.00
106		0.00	20420701	22083.34	0.00	0.00
107		0.00	20420601	21000.00	0.00	0.00
108	0	0.00	20420601	16111.42	0.00	0.00	0.00
109	0	0.00	20420601	104633.75	0.00	0.00	0.00
110	0	74796.00	20420601	19048.30	0.00	0.00	0.00
111	5	0.00	20420701	15548.41	0.00	0.00	0.00
112	3	0.00	20420701	8782.25	0.00	0.00	4145.29
113	16	0.00	20420601	10462.20	0.00	0.00	6856.88
114	2	0.00	20420801	72910.92	0.00	0.00	0.00
115		0.00	20420601	34783.12	0.00	0.00
116	5	0.00	20420601	188439.22	0.00	0.00	0.00
117		0.00	20420701	13665.51	0.00	0.00
118	0	0.00	20420701	0.00	0.00	22712.09	0.00
119	0	0.00	20420601	23938.09	0.00	0.00	0.00
120		0.00	20420701	25327.69	0.00	0.00	0.00
121		0.00	20420701	30083.96	0.00	0.00	0.00
122	19	0.00	20420801	17289.24	0.00	0.00	0.00
123		0.00	20420801	11647.70	5185.49	0.00	0.00
124	16	0.00	20420801	6534.42	0.00	0.00	14087.66
125	1	0.00	20420601	4761.90	0.00	2161.12	5999.99
126	12	0.00	20420601	18506.45	0.00	0.00	8030.59
127	9	0.00	20420701	12500.00	0.00	0.00	6772.21
128	0	0.00	20420601	18085.33	0.00	0.00	0.00
129		0.00	20420601	14583.34	12770.40	0.00
130	8	0.00	20420601	1131.97	0.00	0.00	5667.50
131	0	0.00	20420601	10416.67	6527.78	0.00	0.00
132	0	0.00	20270601	41667.00	0.00	16607.00	0.00
133	20	0.00	20420801	13333.34	0.00	0.00	11884.60
134	15	0.00	20420701	17020.83	0.00	0.00	7441.72
135		0.00	20420601	19600.00	0.00	0.00
136	8	0.00	20420801	14748.00	0.00	0.00	17235.00
137	0	0.00	20420601	14333.48	0.00	0.00	0.00
138	2	0.00	20420701	7301.19	0.00	0.00	5620.57
139	20	0.00	20420701	17916.66	0.00	0.00	7606.19
140	0	0.00	20420701	26960.56	0.00	0.00	0.00
141		0.00	20420701	13650.00	59416.67	0.00
142		0.00	20420601	25088.33	0.00	0.00
143		0.00	20420801	11989.29	0.00	38589.58
144		0.00	20420701	61933.00	0.00	0.00
145	0	0.00	20420701	23451.19	0.00	0.00	0.00
146		0.00	20420701	32577.84	0.00	0.00
147	0	0.00	20420601	18877.00	0.00	0.00	0.00
148		0.00	20270601	26071.53	0.00	0.00
149	9	0.00	20420701	15416.61	0.00	0.00	11866.74
150	0	0.00	20420701	28333.37	0.00	0.00	0.00
151		0.00	20420701	40000.00	51112.00	0.00
152		0.00	20420701	11432.76	0.00	0.00	0.00
153	0	0.00	20270401	21750.00	0.00	21885.45	0.00
154		0.00	20420701	42079.36	0.00	0.00	0.00
155	14	0.00	20420801	11960.00	0.00	0.00	2458.00
156	0	0.00	20420701	38333.33	0.00	0.00	0.00
157	17	0.00	20420701	7916.68	0.00	0.00	6432.37
158		0.00	20420601	67329.96	0.00	0.00
159		0.00	20420601	11676.45	0.00	0.00
160	0	0.00	20420601	22916.68	0.00	0.00	0.00
161	18	0.00	20420701	15358.74	0.00	0.00	8605.20
162		0.00	20420601	16825.88	0.00	0.00
163		0.00	20420701	24166.67	0.00	0.00	0.00
164		0.00	20270401	62500.00	0.00	0.00	0.00
165	10	0.00	20420601	8916.66	0.00	0.00	12083.34
166	17	123205.00	20420601	15895.01	0.00	0.00	16665.00
167		0.00	20270601	24613.37	0.00	0.00
168		0.00	20420701	48039.00	0.00	0.00	0.00
169	2	0.00	20420701	0.00	0.00	0.00	0.00
170		0.00	20420701	13911.58	0.00	0.00	0.00
171		0.00	20270401	70833.33	0.00	0.00	0.00
172	0	0.00	20420601	28245.50	0.00	0.00	0.00
173	12	0.00	20420701	10891.00	0.00	0.00	8333.34
174	27	0.00	20270501	8365.08	0.00	0.00	4961.89
175		0.00	20420701	40384.62	0.00	0.00	0.00
176		0.00	20420201	11950.00	2693.34	0.00
177		0.00	20420701	17499.99	0.00	0.00
178	20	0.00	20420601	27500.02	0.00	0.00	0.00
179		0.00	20270701	25321.34	0.00	0.00
180	0	0.00	20420701	14791.66	0.00	0.00	0.00
181		0.00	20270601	30333.33	0.00	0.00
182	0	0.00	20261201	72454.00	0.00	0.00	0.00
183	12	500000.00	20270301	32121.00	0.00	0.00	1500.01
184	15	0.00	20270301	12371.00	0.00	0.00	9252.00
185	0	0.00	20420701	37626.00	0.00	0.00	0.00
186		0.00	20420701	39550.00	0.00	0.00
187	17	0.00	20411101	5656.00	0.00	0.00	0.00
188	11	0.00	20420701	47452.22	0.00	0.00	5283.33
189		0.00	20420801	31875.00	10444.00	0.00	0.00
190	12	0.00	20420601	20980.27	0.00	0.00	5921.95
191	0	0.00	20420601	1621.00	0.00	0.00	889.00
192	10.25	0.00	20420701	53301.03	0.00	0.00	34888.95
193	6	0.00	20420701	14583.40	0.00	0.00	4591.60
194		0.00	20270101	16666.66	15614.25	0.00
195		0.00	20261201	109270.73	0.00	0.00	0.00
196	13	0.00	20420601	5134.08	9266.43	0.00	4167.50
197	1	0.00	20420601	10000.00	25948.83	0.00	4060.55
198		0.00	20420701	9053.68	2416.17	0.00
199		0.00	20420601	14871.83	0.00	0.00
200		0.00	20420601	23043.00	0.00	0.00
201	0	0.00	20420601	11737.80	0.00	0.00	0.00
202	22	0.00	20420701	3565.00	0.00	0.00	13353.68
203	0	0.00	20420601	50198.24	0.00	0.00	0.00
204		0.00	20420701	32274.00	0.00	0.00
205	14	0.00	20420701	12195.68	0.00	0.00	10366.00
206	12	0.00	20420701	6753.79	0.00	0.00	12188.85
207	27	0.00	20420601	13651.29	0.00	0.00	6817.90
208	16	0.00	20420601	7749.63	0.00	0.00	3618.53
209	3	0.00	20420601	10666.67	0.00	0.00	7498.40
210		0.00	20420601	30071.00	0.00	0.00
211	2	0.00	20420601	25712.79	0.00	0.00	0.00
212	0	0.00	20420601	14889.00	0.00	0.00	0.00
213	0	0.00	20420601	21281.42	0.00	0.00	0.00
214	0	0.00	20420701	81419.25	0.00	0.00	0.00
215	0	0.00	20420601	2917.00	0.00	50625.89	0.00
216	0	0.00	20420801	18945.19	0.00	0.00	0.00
217		0.00	20261201	59208.42	0.00	0.00
218		0.00	20261201	173156.00	0.00	0.00
219		0.00	20270201	263340.00	0.00	0.00
220	0	0.00	20261201	57083.33	0.00	0.00	0.00
221		0.00	20270101	95250.00	0.00	0.00	0.00
222	0	305861.00	20270301	27500.00	0.00	0.00	0.00
223	13	0.00	20270301	10000.00	0.00	0.00	22570.90
224	0	0.00	20270101	18166.68	6351.96	0.00	0.00
225	0	0.00	20270401	46500.00	0.00	0.00	0.00
226	26	0.00	20420301	3987.00	0.00	0.00	10675.00
227	3	0.00	20420301	7461.54	0.00	0.00	2411.40
228		0.00	20270501	71383.56	0.00	0.00	0.00
229		0.00	20420601	8333.32	10665.24	0.00	0.00
230	0	0.00	20270701	93373.75	0.00	0.00	0.00
231	0	0.00	20420701	21335.00	0.00	0.00	0.00
232	30	0.00	20420801	9325.00	0.00	0.00	7595.17
233	0	0.00	20420801	14498.54	0.00	0.00	0.00
234	10	0.00	20420801	60159.29	0.00	0.00	11534.26
235	0	0.00	20420601	15002.00	0.00	0.00	0.00
236	33	0.00	20420701	16777.83	0.00	0.00	6875.87
237	10	0.00	20420601	9370.20	0.00	0.00	52998.00
238		0.00	20420701	21913.88	0.00	0.00
239	0	0.00	20420701	20833.33	1664.69	0.00	0.00
240		0.00	20420601	36159.66	0.00	0.00
241	2	0.00	20420801	19542.90	7376.28	0.00	0.00
242	8	0.00	20270401	40296.00	0.00	0.00	40355.00
243		0.00	20270401	40044.42	0.00	0.00	0.00
244	0	0.00	20270601	78938.20	0.00	0.00	0.00
245	2	0.00	20420801	17429.63	0.00	0.00	0.00
246	31	0.00	20420601	41213.37	0.00	0.00	1987.18
247		0.00	20420601	21250.00	0.00	0.00
248	0	0.00	20420601	43807.99	0.00	0.00	0.00
249		0.00	20420701	17951.94	0.00	0.00	0.00
250		0.00	20420801	9604.22	1043.33	0.00	0.00
251	0	0.00	20420701	12500.00	0.00	10239.00	0.00
252	27	0.00	20420801	3000.00	0.00	0.00	35848.58
253		0.00	20420701	10333.33	1989.77	0.00
254		0.00	20420701	10416.00	27796.90	0.00	0.00
255	0	0.00	20420701	20500.00	0.00	0.00	0.00
256		0.00	20420601	19354.37	0.00	0.00
257		0.00	20420601	82056.50	0.00	0.00
258		0.00	20420601	0.00	0.00	27361.50
259	0	0.00	20420601	29166.67	0.00	0.00	0.00
260	30	0.00	20420701	125267.00	0.00	0.00	0.00
261	0	0.00	20420701	15067.97	0.00	0.00	0.00
262	0	50000.00	20410301	44859.00	0.00	0.00	0.00
263	5	0.00	20410701	16667.00	0.00	0.00	0.00
264		70000.00	20420201	25000.00	0.00	0.00
265	18	0.00	20420101	16083.33	0.00	0.00
266	9	400000.00	20420301	0.00	0.00	0.00	0.00
267		0.00	20420201	27151.00	0.00	0.00	0.00
268	15	490000.00	20420201	25570.42	0.00	0.00	10000.00
269	0	0.00	20420601	35363.34	187829.50	0.00	0.00
270	25	0.00	20420301	9605.02	0.00	0.00	8338.83
271	18	0.00	20420201	17083.00	0.00	0.00	22917.00
272	0	0.00	20420201	0.00	0.00	0.00	0.00
273	15	0.00	20420201	20000.00	0.00	0.00	12166.67
274	0	0.00	20420301	45871.00	0.00	0.00	0.00
275		0.00	20420201	0.00	0.00	0.00
276	12	0.00	20420201	14583.33	14583.33	0.00	13603.67
277		0.00	20420301	0.00	0.00	0.00	0.00
278		500000.00	20420301	0.00	0.00	0.00
279		0.00	20420301	0.00	0.00	0.00	0.00
280	3	0.00	20420401	24759.00	0.00	0.00	12000.00
281		0.00	20420301	0.00	0.00	0.00
282	4	0.00	20420401	0.00	0.00	0.00	0.00
283	20	770000.00	20420301	17500.00	0.00	0.00	17570.00
284		400000.00	20420401	98449.27	0.00	0.00	0.00
285		0.00	20420401	21500.00	0.00	0.00	0.00
286	10	0.00	20420401	0.00	0.00	0.00	0.00
287	5	0.00	20420301	9676.34	0.00	0.00	5833.00
288	5	130000.00	20420301	0.00	0.00	0.00	0.00
289	15	109500.00	20420301	26332.00	0.00	0.00	0.00
290		0.00	20420401	5738.30	0.00	0.00	1544.90
291		0.00	20420301	16666.67	0.00	0.00
292		0.00	20420401	60504.26	0.00	0.00	0.00
293		0.00	20420301	14196.00	0.00	0.00
294	2	0.00	20420301	0.00	0.00	0.00	0.00
295	14	50000.00	20320701	0.00	0.00	0.00	0.00
296		0.00	20420301	0.00	0.00	0.00
297	5	0.00	20420301	0.00	0.00	0.00	1548.42
298		0.00	20420301	16146.88	0.00	0.00
299	17	0.00	20420401	0.00	0.00	0.00	0.00
300	30	0.00	20420401	11666.00	0.00	0.00	13776.66
301		0.00	20420401	53125.00	0.00	0.00
302	15	0.00	20420401	0.00	0.00	0.00	0.00
303	3	0.00	20420401	0.00	0.00	0.00	5463.00
304	40	0.00	20420701	38752.25	0.00	0.00	20816.12
305		0.00	20420501	0.00	0.00	0.00
306	10	0.00	20420401	21260.00	0.00	0.00	10812.00
307	0	1815000.00	20420701	181782.00	0.00	0.00	0.00
308	9	0.00	20420401	11000.00	0.00	0.00	11656.00
309	8	0.00	20420701	0.00	0.00	0.00	0.00
310	23	0.00	20420601	0.00	0.00	0.00	0.00
311		0.00	20420601	0.00	0.00	0.00
312		0.00	20420501	0.00	0.00	0.00
313	11	0.00	20420701	0.00	0.00	0.00	0.00
314	0	0.00	20420601	31877.70	0.00	0.00	0.00
315	12	0.00	20420701	0.00	0.00	0.00	0.00
316		0.00	20420501	15842.00	0.00	0.00
317	12	0.00	20420701	0.00	0.00	0.00	0.00
318	10	0.00	20420601	0.00	0.00	0.00	13817.00
319	0	0.00	20420701	16666.67	73859.06	0.00	0.00
320	15	92500.00	20420701	0.00	0.00	0.00	0.00
321	10	0.00	20420601	0.00	0.00	0.00	0.00
322	0	0.00	20420601	0.00	0.00	0.00	0.00
323	6	0.00	20420701	81000.00	0.00	0.00	0.00
324	24	0.00	20420701	0.00	0.00	0.00	0.00
325	15	0.00	20420701	0.00	0.00	0.00	0.00
326		0.00	20420701	0.00	0.00	0.00
327	2	200000.00	20320701	15416.66	14583.33	0.00	0.00
328		0.00	20420701	9373.60	0.00	0.00	2570.00
329	0	0.00	20420701	0.00	0.00	0.00	9570.50
330	15	0.00	20420701	0.00	0.00	0.00	0.00
331		0.00	20420801	0.00	0.00	0.00
332	10	0.00	20420701	14708.70	0.00	0.00	8377.21
333		0.00	20420801	9625.00	0.00	0.00	0.00
334		0.00	20420801	32721.15	0.00	0.00	0.00
335	0	0.00	20420801	9380.50	0.00	0.00	0.00
336	17	0.00	20270701	37960.00	0.00	0.00	2114.00
337	10	0.00	20420801	13470.00	0.00	0.00	4000.00
338	0	200000.00	20420701	17944.00	0.00	0.00	0.00
339	0	0.00	20420701	16397.00	6054.00	0.00	0.00
340	0	0.00	20420701	60201.00	0.00	0.00	0.00
341	0	0.00	20420601	8406.00	0.00	0.00	0.00
342	0	0.00	20420601	13656.00	0.00	0.00	0.00
343	0	42551.00	20420601	18900.00	0.00	0.00	0.00
344	0	0.00	20420701	11250.00	2045.00	0.00	0.00
345	20.8	0.00	20420601	15229.00	0.00	0.00	7480.00
346	0	0.00	20420701	62520.00	0.00	0.00	0.00
347	0	27200.00	20420701	46095.00	0.00	0.00	0.00
348	0	0.00	20420701	23333.00	0.00	0.00	0.00
349	12	320000.00	20420601	15600.00	3999.00	0.00	12153.00
350		0.00	20420801	24292.00	0.00	0.00	0.00
351		0.00	20420801	19166.00	0.00	0.00	0.00
352	0	0.00	20270701	275428.00	0.00	0.00	0.00
353	0	28397.00	20420701	0.00	0.00	0.00	0.00
354	21.4	0.00	20420701	-242.00	0.00	0.00	15312.50
355	0	0.00	20420701	41667.00	0.00	0.00	0.00
356	0	0.00	20420701	27750.00	0.00	0.00	0.00
357	6.8	0.00	20420701	5464.00	0.00	0.00	13226.00
358	0	0.00	20270701	23333.00	9452.00	0.00	0.00
359	0	0.00	20420701	15315.00	0.00	0.00	0.00
360	0	0.00	20420701	12045.00	0.00	0.00	0.00
361	6	0.00	20420701	3750.00	0.00	0.00	8500.00
362		0.00	20420701	68750.00	0.00	0.00
363	3	0.00	20320701	15833.00	7916.67	0.00	15833.00
364		100000.00	20420601	0.00	0.00	0.00	0.00
365		0.00	20420801	0.00	0.00	0.00	0.00
366		0.00	20420801	21416.00	0.00	0.00	0.00
367	2	0.00	20420801	13445.75	0.00	0.00	0.00
368		0.00	20420801	13782.24	0.00	0.00	0.00
369		0.00	20420801	15617.42	13322.08	0.00
370	12.5	0.00	20420801	17859.13	0.00	0.00	19416.67
371		0.00	20420701	20861.17	0.00	0.00	0.00
372		0.00	20420701	20082.40	0.00	0.00

	168	169	170	171	172
	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0.00	0.00	Full	Two Years	Two Months
2	0.00	0.00	Full	Two Years	Two Months
3	0.00	0.00	Full	Two Years	Two Months
4	0.00	0.00	Full	Two Years	Two Months
5	0.00	0.00	Full	Two Years	Two Months
6	0.00	0.00	Full	Two Years	Two Months
7			Full	Two Years	Two Months
8	0.00	0.00	Full	Two Years	Two Months
9	0.00	0.00	Full	Two Years	Two Months
10	0.00	0.00	Full	Two Years	Two Months
11			Full	Two Years	Two Months
12	0.00	0.00	Full	Two Years	Two Months
13	0.00	0.00	Full	Two Years	Two Months
14	0.00	0.00	Full	Two Years	Two Months
15	0.00	0.00	Full	Two Years	Two Months
16	0.00	0.00	Full	Two Years	Two Months
17			Full	Two Years	Two Months
18	0.00	0.00	Full	Two Years	Two Months
19	0.00	0.00	Full	Two Years	Two Months
20			Full	Two Years	Two Months
21	0.00	0.00	Full	Two Years	Two Months
22	0.00	0.00	Full	Two Years	Two Months
23	0.00	0.00	Full	Two Years	Two Months
24	0.00	0.00	Full	Two Years	Two Months
25			Full	Two Years	Two Months
26	0.00	0.00	Full	Two Years	Two Months
27	0.00	0.00	Full	Two Years	Two Months
28	0.00	0.00	Full	Two Years	Two Months
29	0.00	0.00	Full	Two Years	Two Months
30	0.00	0.00	Full	Two Years	Two Months
31	0.00	0.00	Full	Two Years	Two Months
32	0.00	0.00	Full	Two Years	Two Months
33	0.00	0.00	Full	Two Years	Two Months
34			Full	Two Years	Two Months
35	0.00	0.00	Full	Two Years	Two Months
36	0.00	0.00	Full	Two Years	Two Months
37	0.00	0.00	Full	Two Years	Two Months
38	0.00	0.00	Full	Two Years	Two Months
39	0.00	0.00	Full	Two Years	Two Months
40			Full	Two Years	Two Months
41	0.00	0.00	Full	Two Years	Two Months
42	0.00	0.00	Full	Two Years	Two Months
43	0.00	0.00	Full	Two Years	Two Months
44	0.00	0.00	Full	Two Years	Two Months
45	0.00	0.00	Full	Two Years	Two Months
46	0.00	0.00	Full	Two Years	Two Months
47	0.00	0.00	Full	Two Years	Two Months
48	0.00	0.00	Full	Two Years	Two Months
49			Full	Two Years	Two Months
50	0.00	0.00	Full	Two Years	Two Months
51	0.00	0.00	Full	Two Years	Two Months
52			Full	Two Years	Two Months
53	0.00	0.00	Full	Two Years	Two Months
54	0.00	0.00	Full	Two Years	Two Months
55			Full	Two Years	Two Months
56	0.00	0.00	Full	Two Years	Two Months
57			Full	Two Years	Two Months
58	0.00	0.00	Full	Two Years	Two Months
59	0.00	0.00	Full	Two Years	Two Months
60			Full	Two Years	Two Months
61			Full	Two Years	Two Months
62			Full	Two Years	Two Months
63			Full	Two Years	Two Months
64			Full	Two Years	Two Months
65	0.00	0.00	Full	Two Years	Two Months
66			Full	Two Years	Two Months
67	0.00	0.00	Full	Two Years	Two Months
68	0.00	0.00	Full	Two Years	Two Months
69	0.00	0.00	Full	Two Years	Two Months
70	0.00	0.00	Full	Two Years	Two Months
71	0.00	0.00	Full	Two Years	Two Months
72	0.00	0.00	Full	Two Years	Two Months
73	0.00	0.00	Full	Two Years	Two Months
74	0.00	0.00	Full	Two Years	Two Months
75	0.00	0.00	Full	Two Years	Two Months
76			Full	Two Years	Two Months
77	0.00	0.00	Full	Two Years	Two Months
78	0.00	0.00	Full	Two Years	Two Months
79	0.00	0.00	Full	Two Years	Two Months
80			Full	Two Years	Two Months
81	0.00	0.00	Full	Two Years	Two Months
82	0.00	0.00	Full	Two Years	Two Months
83	0.00	0.00	Full	Two Years	Two Months
84	0.00	0.00	Full	Two Years	Two Months
85	0.00	0.00	Full	Two Years	Two Months
86	0.00	0.00	Full	Two Years	Two Months
87	0.00	0.00	Full	Two Years	Two Months
88	0.00	0.00	Full	Two Years	Two Months
89			Full	Two Years	Two Months
90	0.00	0.00	Full	Two Years	Two Months
91			Full	Two Years	Two Months
92	0.00	0.00	Full	Two Years	Two Months
93	0.00	0.00	Full	Two Years	Two Months
94	2712.91	0.00	Full	Two Years	Two Months
95			Full	Two Years	Two Months
96	0.00	0.00	Full	Two Years	Two Months
97	0.00	0.00	Full	Two Years	Two Months
98	0.00	0.00	Full	Two Years	Two Months
99	0.00	0.00	Full	Two Years	Two Months
100			Full	Two Years	Two Months
101	0.00	0.00	Full	Two Years	Two Months
102	0.00	0.00	Full	Two Years	Two Months
103	0.00	0.00	Full	Two Years	Two Months
104	0.00	0.00	Full	Two Years	Two Months
105			Full	Two Years	Two Months
106			Full	Two Years	Two Months
107			Full	Two Years	Two Months
108	0.00	0.00	Full	Two Years	Two Months
109	0.00	0.00	Full	Two Years	Two Months
110	0.00	0.00	Full	Two Years	Two Months
111	0.00	0.00	Full	Two Years	Two Months
112	0.00	0.00	Full	Two Years	Two Months
113	0.00	0.00	Full	Two Years	Two Months
114	0.00	0.00	Full	Two Years	Two Months
115			Full	Two Years	Two Months
116	0.00	0.00	Full	Two Years	Two Months
117			Full	Two Years	Two Months
118	0.00	0.00	Full	Two Years	Two Months
119	0.00	0.00	Full	Two Years	Two Months
120	0.00	0.00	Full	Two Years	Two Months
121	0.00	0.00	Full	Two Years	Two Months
122	0.00	0.00	Full	Two Years	Two Months
123	0.00	0.00	Full	Two Years	Two Months
124	0.00	0.00	Full	Two Years	Two Months
125	0.00	0.00	Full	Two Years	Two Months
126	0.00	0.00	Full	Two Years	Two Months
127	0.00	0.00	Full	Two Years	Two Months
128	0.00	0.00	Full	Two Years	Two Months
129			Full	Two Years	Two Months
130	0.00	0.00	Full	Two Years	Two Months
131	0.00	0.00	Full	Two Years	Two Months
132	0.00	0.00	Full	Two Years	Two Months
133	0.00	0.00	Full	Two Years	Two Months
134	0.00	0.00	Full	Two Years	Two Months
135			Full	Two Years	Two Months
136	0.00	0.00	Full	Two Years	Two Months
137	0.00	0.00	Full	Two Years	Two Months
138	0.00	0.00	Full	Two Years	Two Months
139	0.00	0.00	Full	Two Years	Two Months
140	0.00	0.00	Full	Two Years	Two Months
141			Full	Two Years	Two Months
142			Full	Two Years	Two Months
143			Full	Two Years	Two Months
144			Full	Two Years	Two Months
145	0.00	0.00	Full	Two Years	Two Months
146			Full	Two Years	Two Months
147	0.00	0.00	Full	Two Years	Two Months
148			Full	Two Years	Two Months
149	0.00	0.00	Full	Two Years	Two Months
150	0.00	0.00	Full	Two Years	Two Months
151			Full	Two Years	Two Months
152	0.00	0.00	Full	Two Years	Two Months
153	0.00	0.00	Full	Two Years	Two Months
154	0.00	0.00	Full	Two Years	Two Months
155	0.00	0.00	Full	Two Years	Two Months
156	0.00	0.00	Full	Two Years	Two Months
157	0.00	0.00	Full	Two Years	Two Months
158			Full	Two Years	Two Months
159			Full	Two Years	Two Months
160	0.00	0.00	Full	Two Years	Two Months
161	0.00	0.00	Full	Two Years	Two Months
162			Full	Two Years	Two Months
163	0.00	0.00	Full	Two Years	Two Months
164	0.00	0.00	Full	Two Years	Two Months
165	1083.33	0.00	Full	Two Years	Two Months
166	0.00	0.00	Full	Two Years	Two Months
167			Full	Two Years	Two Months
168	0.00	0.00	Full	Two Years	Two Months
169	0.00	0.00	Full	Two Years	Two Months
170	0.00	0.00	Full	Two Years	Two Months
171	0.00	0.00	Full	Two Years	Two Months
172	0.00	0.00	Full	Two Years	Two Months
173	0.00	0.00	Full	Two Years	Two Months
174	0.00	0.00	Full	Two Years	Two Months
175	0.00	0.00	Full	Two Years	Two Months
176			Full	Two Years	Two Months
177			Full	Two Years	Two Months
178	0.00	0.00	Full	Two Years	Two Months
179			Full	Two Years	Two Months
180	0.00	0.00	Full	Two Years	Two Months
181			Full	Two Years	Two Months
182	0.00	0.00	Full	Two Years	Two Months
183	0.00	0.00	Full	Two Years	Two Months
184	0.00	0.00	Full	Two Years	Two Months
185	0.00	0.00	Full	Two Years	Two Months
186			Full	Two Years	Two Months
187	0.00	0.00	Full	Two Years	Two Months
188	0.00	0.00	Full	Two Years	Two Months
189	0.00	0.00	Full	Two Years	Two Months
190	0.00	0.00	Full	Two Years	Two Months
191	0.00	0.00	Full	Two Years	Two Months
192	0.00	0.00	Full	Two Years	Two Months
193	0.00	0.00	Full	Two Years	Two Months
194			Full	Two Years	Two Months
195	0.00	0.00	Full	Two Years	Two Months
196	0.00	0.00	Full	Two Years	Two Months
197	0.00	0.00	Full	Two Years	Two Months
198			Full	Two Years	Two Months
199			Full	Two Years	Two Months
200			Full	Two Years	Two Months
201	0.00	0.00	Full	Two Years	Two Months
202	0.00	0.00	Full	Two Years	Two Months
203	0.00	0.00	Full	Two Years	Two Months
204			Full	Two Years	Two Months
205	0.00	0.00	Full	Two Years	Two Months
206	0.00	0.00	Full	Two Years	Two Months
207	0.00	0.00	Full	Two Years	Two Months
208	789.49	2366.78	Full	Two Years	Two Months
209	0.00	0.00	Full	Two Years	Two Months
210			Full	Two Years	Two Months
211	0.00	0.00	Full	Two Years	Two Months
212	0.00	0.00	Full	Two Years	Two Months
213	0.00	0.00	Full	Two Years	Two Months
214	0.00	0.00	Full	Two Years	Two Months
215	0.00	0.00	Full	Two Years	Two Months
216	0.00	0.00	Full	Two Years	Two Months
217			Full	Two Years	Two Months
218			Full	Two Years	Two Months
219			Full	Two Years	Two Months
220	0.00	0.00	Full	Two Years	Two Months
221	0.00	0.00	Full	Two Years	Two Months
222	0.00	0.00	Full	Two Years	Two Months
223	0.00	0.00	Full	Two Years	Two Months
224	0.00	0.00	Full	Two Years	Two Months
225	0.00	0.00	Full	Two Years	Two Months
226	0.00	0.00	Full	Two Years	Two Months
227	0.00	0.00	Full	Two Years	Two Months
228	0.00	0.00	Full	Two Years	Two Months
229	0.00	0.00	Full	Two Years	Two Months
230	0.00	0.00	Full	Two Years	Two Months
231	0.00	0.00	Full	Two Years	Two Months
232	0.00	0.00	Full	Two Years	Two Months
233	0.00	0.00	Full	Two Years	Two Months
234	0.00	0.00	Full	Two Years	Two Months
235	0.00	0.00	Full	Two Years	Two Months
236	0.00	0.00	Full	Two Years	Two Months
237	0.00	0.00	Full	Two Years	Two Months
238			Full	Two Years	Two Months
239	0.00	0.00	Full	Two Years	Two Months
240			Full	Two Years	Two Months
241	0.00	0.00	Full	Two Years	Two Months
242	0.00	0.00	Full	Two Years	Two Months
243	0.00	0.00	Full	Two Years	Two Months
244	0.00	0.00	Full	Two Years	Two Months
245	0.00	0.00	Full	Two Years	Two Months
246	0.00	0.00	Full	Two Years	Two Months
247			Full	Two Years	Two Months
248	0.00	0.00	Full	Two Years	Two Months
249	0.00	0.00	Full	Two Years	Two Months
250	0.00	0.00	Full	Two Years	Two Months
251	0.00	0.00	Full	Two Years	Two Months
252	0.00	0.00	Full	Two Years	Two Months
253			Full	Two Years	Two Months
254	0.00	0.00	Full	Two Years	Two Months
255	0.00	0.00	Full	Two Years	Two Months
256			Full	Two Years	Two Months
257			Full	Two Years	Two Months
258			Full	Two Years	Two Months
259	0.00	0.00	Full	Two Years	Two Months
260	0.00	0.00	Full	Two Years	Two Months
261	0.00	0.00	Full	Two Years	Two Months
262	0.00	0.00	Full	Two Years	One Month
263	0.00	0.00	Full	Two Years	Two Months
264			Full	Two Years	Two Months
265			Full	Two Years	Two Months
266	0.00	0.00	Full	Two Years	Two Months
267	0.00	0.00	Full	Two Years	One Month
268	0.00	0.00	Full	Two Years	Two Months
269	0.00	0.00	Full	Two Years	Two Months
270	0.00	0.00	Full	Two Years	One Month
271	0.00	0.00	Full	Two Years	One Month
272	0.00	0.00	Full	Two Years	Two Months
273	0.00	0.00	Full	Two Years	Two Months
274	0.00	0.00	Full	Two Years	One Month
275			Full	Two Years	Two Months
276	0.00	0.00	Full	Two Years	Two Months
277	0.00	0.00	Full	Two Years	Two Months
278			Full	Two Years	Two Months
279	0.00	0.00	Full	Two Years	One Month
280	0.00	0.00	Full	Two Years	Two Months
281			Full	Two Years	Two Months
282	0.00	0.00	Full	Two Years	Two Months
283	0.00	0.00	Full	Two Years	One Month
284	0.00	0.00	Full	Two Years	Two Months
285	0.00	0.00	Full	Two Years	Two Months
286	0.00	0.00	Full	Two Years	Two Months
287	0.00	0.00	Full	Two Years	Two Months
288	0.00	0.00	Full	Two Years	Two Months
289	0.00	0.00	Full	Two Years	One Month
290	0.00	0.00	Full	Two Years	One Month
291			Full	Two Years	Two Months
292	0.00	0.00	Full	Two Years	Two Months
293			Full	Two Years	Two Months
294	0.00	0.00	Full	Two Years	Two Months
295	0.00	0.00	Full	Two Years	Two Months
296			Full	Two Years	Two Months
297	0.00	0.00	Full	Two Years	Two Months
298			Full	Two Years	Two Months
299	0.00	0.00	Full	Two Years	One Month
300	0.00	0.00	Full	Two Years	One Month
301			Full	Two Years	Two Months
302	0.00	0.00	Full	Two Years	Two Months
303	0.00	0.00	Full	Two Years	One Month
304	0.00	0.00	Full	Two Years	One Month
305			Full	Two Years	Two Months
306	0.00	0.00	Full	Two Years	Two Months
307	0.00	0.00	Full	Two Years	One Month
308	0.00	0.00	Full	Two Years	Two Months
309	0.00	0.00	Full	Two Years	Two Months
310	0.00	0.00	Full	Two Years	Two Months
311			Full	Two Years	Two Months
312			Full	Two Years	Two Months
313	0.00	0.00	Full	Two Years	Two Months
314	0.00	0.00	Full	Two Years	Two Months
315	0.00	0.00	Full	Two Years	Two Months
316			Full	Two Years	Two Months
317	0.00	0.00	Full	Two Years	Two Months
318	0.00	0.00	Full	Two Years	One Month
319	0.00	0.00	Full	Two Years	One Month
320	0.00	0.00	Full	Two Years	Two Months
321	0.00	0.00	Full	Two Years	Two Months
322	0.00	0.00	Full	Two Years	Two Months
323	0.00	0.00	Full	Two Years	One Month
324	0.00	0.00	Full	Two Years	Two Months
325	0.00	0.00	Full	Two Years	Two Months
326			Full	Two Years	Two Months
327	0.00	0.00	Full	Two Years	One Month
328	0.00	0.00	Full	Two Years	Two Months
329	0.00	0.00	Full	Two Years	Two Months
330	0.00	0.00	Full	Two Years	Two Months
331			Full	Two Years	Two Months
332	0.00	0.00	Full	Two Years	Two Months
333	0.00	0.00	Full	Two Years	Two Months
334	0.00	0.00	Full	Two Years	Two Months
335	0.00	0.00	Full	Two Years	Two Months
336	0.00	0.00	Full	Two Years	Two Months
337	0.00	0.00	Full	Two Years	Two Months
338	0.00	0.00	Full	Two Years	Two Months
339	0.00	0.00	Full	Two Years	Two Months
340	0.00	0.00	Full	Two Years	Two Months
341	0.00	0.00	Full	Two Years	Two Months
342	0.00	0.00	Full	Two Years	Two Months
343	0.00	0.00	Full	Two Years	Two Months
344	0.00	0.00	Full	Two Years	Two Months
345	0.00	0.00	Full	Two Years	Two Months
346	0.00	0.00	Full	Two Years	Two Months
347	0.00	0.00	Full	Two Years	Two Months
348	0.00	0.00	Full	Two Years	Two Months
349	0.00	0.00	Full	Two Years	Two Months
350	0.00	0.00	Full	Two Years	Two Months
351	0.00	0.00	Full	Two Years	Two Months
352	0.00	0.00	Full	Two Years	Two Months
353	0.00	0.00	Full	Two Years	Two Months
354	5042.00	0.00	Full	Two Years	Two Months
355	0.00	0.00	Full	Two Years	Two Months
356	0.00	0.00	Full	Two Years	Two Months
357	0.00	0.00	Full	Two Years	Two Months
358	0.00	0.00	Full	Two Years	Two Months
359	0.00	0.00	Full	Two Years	Two Months
360	0.00	0.00	Full	Two Years	Two Months
361	0.00	0.00	Full	Two Years	Two Months
362			Full	Two Years	Two Months
363	7847.33	0.00	Full	Two Years	One Month
364	0.00	0.00	Full	Two Years	Two Months
365	0.00	0.00	Full	Two Years	Two Months
366	0.00	0.00	Full	Two Years	Two Months
367	0.00	0.00	Full	Two Years	Two Months
368	0.00	0.00	Full	Two Years	Two Months
369			Full	Two Years	Two Months
370	0.00	0.00	Full	Two Years	Two Months
371	0.00	0.00	Full	Two Years	Two Months
372			Full	Two Years	Two Months

MERSID	Organization
1002338	First Republic
1000312	Wintrust Mortgage A Division of Barrington Bank & Trust Co
1000324	Shore Financial Services, Inc.
1000536	Prime Lending
1001770	Cornerstone
1008498	Flagstar Bank, F.S.B.
1000383	RRAC/Cenlar
1000200	PHH
9999999	Other

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable